DISCOVERY SELECT(R)
--------------------------------------------------------------------------------
VARIABLE ANNUITY
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PROSPECTUS: MAY 1, 2000

THIS PROSPECTUS DESCRIBES AN INDIVIDUAL VARIABLE ANNUITY CONTRACT OFFERED BY PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY (PRUCO LIFE OF NEW JERSEY). PRUCO LIFE OF NEW JERSEY IS AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA.

THE FUNDS
------------------------------------------------------------

Discovery Select offers a wide variety of investment choices, including 26 variable investment options that invest in mutual funds managed by these leading asset managers.

PRUDENTIAL INVESTMENTS
AIM ADVISORS
ALLIANCE CAPITAL MANAGEMENT L.P.
AMERICAN CENTURY
DAVIS SELECTED ADVISERS, L.P.
FRANKLIN ADVISERS
JANUS CAPITAL
MFS
OPPENHEIMER CAPITAL
T. ROWE PRICE
WARBURG PINCUS

PLEASE READ THIS PROSPECTUS
------------------------------------------------------------

Please read this prospectus before purchasing a Discovery Select variable annuity contract and keep it for future reference. Current prospectuses for each of the underlying mutual funds accompany this prospectus. These prospectuses contain important information about the mutual funds. Please read these prospectuses and keep them for reference.

TO LEARN MORE ABOUT DISCOVERY SELECT
------------------------------------------------------------

To learn more about the Discovery Select variable annuity, you can request a copy of the Statement of Additional Information (SAI) dated May 1, 2000. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. Pruco Life of New Jersey also files other reports with the SEC. All of these filings can be reviewed and copied at the SEC's offices, and can also be obtained from the SEC's Public Reference Section, 450 5th Street N.W., Washington, D.C. 20549. The SEC also maintains a Web site (http://www.sec.gov) that contains the Discovery Select SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. The Table of Contents of the SAI is on Page 35 of this prospectus.

FOR A FREE COPY OF THE SAI CALL US AT:
------------------------------------------------------------

      (888) PRU-2888 or write to us at:

      Pruco Life Insurance Company of New Jersey
      213 Washington Street
      Newark, New Jersey 07102-2992

      Prudential Annuity Service Center
      P.O. Box 14215
      New Brunswick, New Jersey 08906

THE SEC HAS NOT DETERMINED THAT THIS CONTRACT IS A GOOD INVESTMENT, NOR HAS THE SEC DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE. INVESTMENT IN A VARIABLE ANNUITY CONTRACT IS SUBJECT TO RISK, INCLUDING THE POSSIBLE LOSS OF YOUR MONEY. AN INVESTMENT IN DISCOVERY SELECT IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                                                                               1
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CONTENTS
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
                                       PART I: DISCOVERY SELECT PROSPECTUS
                                       ------------------------------------------------------------

                                       SUMMARY
                                       ------------------------------------------------------------
                                                Glossary...........................................      6
                                                Summary............................................      7
                                                Summary of Contract Expenses.......................     10
                                                Expense Examples...................................     12

                                       PART II: DISCOVERY SELECT PROSPECTUS
                                       ------------------------------------------------------------

                                       SECTIONS 1-9
                                       ------------------------------------------------------------

                                           Section 1: What is the Discovery Select Variable
                                             Annuity?..............................................     16
                                                Short Term Cancellation Right or "Free Look".......     16

                                           Section 2: What Investment Options Can I Choose?........     17
                                                Variable Investment Options........................     17
                                                Fixed Interest-Rate Options........................     18
                                                Transfers Among Options............................     19
                                                Other Available Features...........................     20
                                                Voting Rights......................................     21
                                                Substitution.......................................     21

                                           Section 3: What Kind of Payments Will I Receive During
                                             the Income Phase? (Annuitization).....................     22
                                                Payment Provisions.................................     22
                                                    Option 1: Annuity Payments for a Fixed
                                                      Period.......................................     22
                                                    Option 2: Life Annuity with 120 Payments (10
                                                      Years) Certain...............................     22
                                                    Option 3: Interest Payment Option..............     22
                                                    Option 4: Other Annuity Options................     22

                                           Section 4: What is the Death Benefit?...................     23
                                                Beneficiary........................................     23
                                                Calculation of the Death Benefit...................     23

                                           Section 5: How Can I Purchase a Discovery Select
                                             Contract?.............................................     24
                                                Purchase Payments..................................     24
                                                Allocation of Purchase Payments....................     24
                                                Calculating Contract Value.........................     24

                                           Section 6: What are the Expenses Associated with the
                                             Discovery Select Contract?............................     25
                                                Insurance Charges..................................     25
                                                Annual Contract Fee................................     25
                                                Withdrawal Charge..................................     25
                                                Premium Taxes......................................     26
                                                Transfer Fee.......................................     26
                                                Company Taxes......................................     26

                                           Section 7: How Can I Access My Money?...................     27
                                                Automated Withdrawals..............................     27
                                                Suspension of Payments or Transfers................     27

 2
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--------------------------------------------------------------------------------

                                           Section 8: What are the Tax Considerations Associated
                                             with the Discovery Select Contract?...................     28
                                                Contracts Owned By Individuals (Not Associated with
                                                  Tax Favored Retirement Plans)....................     28
                                                Contracts Held by Tax Favored Plans................     29

                                           Section 9: Other Information............................     34
                                                Pruco Life Insurance Company of New Jersey.........     34
                                                The Separate Account...............................     34
                                                Sale and Distribution of the Contract..............     35
                                                Assignment.........................................     35
                                                Financial Statements...............................     35
                                                Statement of Additional Information................     35
                                                Accumulation Unit Values...........................     36
                                                Market-Value Adjustment Formula....................     39
                                                IRA Disclosure Statement...........................     41

                                       PART III: PROSPECTUSES
                                       ------------------------------------------------------------

                                       VARIABLE INVESTMENT OPTIONS
                                       ------------------------------------------------------------

                                        THE PRUDENTIAL SERIES FUND

                                        AIM VARIABLE INSURANCE FUNDS

                                        ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.

                                        AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

                                        DAVIS VARIABLE ACCOUNT FUND, INC.

                                        FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

                                        JANUS ASPEN SERIES

                                        MFS VARIABLE INSURANCE TRUST

                                        OCC ACCUMULATION TRUST

                                        T. ROWE PRICE

                                        WARBURG PINCUS TRUST

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 4
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PART I SUMMARY
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DISCOVERY SELECT PROSPECTUS

                               [ROCKWELL GRAPHIC]
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                                                                          PART I
DISCOVERY SELECT PROSPECTUS  SUMMARY

GLOSSARY
--------------------------------------------------------------------------------
WE HAVE TRIED TO MAKE THIS PROSPECTUS AS EASY TO READ AND UNDERSTAND AS POSSIBLE. BY THE NATURE OF THE CONTRACT, HOWEVER, CERTAIN TECHNICAL WORDS OR TERMS ARE UNAVOIDABLE. WE HAVE IDENTIFIED THE FOLLOWING AS SOME OF THESE WORDS OR TERMS.

ACCUMULATION PHASE

The period that begins with the contract date (see below definition) and ends when you start receiving income payments or earlier if the contract is terminated through a full withdrawal or payment of a death benefit.

ANNUITANT

The person whose life determines how long the contract lasts and the amount of income payments that will be paid.

ANNUITY DATE

The date when income payments are scheduled to begin.

BENEFICIARY

The person(s) or entity you have chosen to receive a death benefit.

CASH VALUE

This is the total value of your contract minus any withdrawal charge(s) or market-value adjustment, if applicable.

CONTRACT DATE

The date we receive your initial purchase payment and all necessary paperwork in good order at the Prudential Annuity Service Center. Contract anniversaries are measured from the contract date. A contract year starts on the contract date or on a contract anniversary.

CONTRACTOWNER, OWNER OR YOU

The person entitled to the ownership rights under the contract.

CONTRACT VALUE

The total value of the amounts in a contract allocated to the variable investment options and the interest rate options as of a particular date.

DEATH BENEFIT

If the sole or last surviving annuitant dies, the designated person(s) or the beneficiary will receive, at a minimum, the total amount invested or a potentially greater amount related to market appreciation. See "What is the Death Benefit?" on page 25.

INCOME OPTIONS

Options under the contract that define the frequency and duration of income payments. In your contract, these are referred to as payout or annuity options.

INTEREST-RATE OPTION

An investment option that offers a fixed-rate of interest for a selected period during which periodic transfers are made to selected variable investment options (dollar cost averaging option), a one-year period (fixed-rate option) or a seven-year period (market-value adjustment option).

PRUDENTIAL ANNUITY SERVICE CENTER

P.O. Box 14215, New Brunswick, New Jersey, 08906. The phone number is (888) PRU-2888.

PURCHASE PAYMENTS

The amount of money you pay us to purchase the contract. Generally, you can make additional purchase payments at any time during the accumulation phase.

SEPARATE ACCOUNT

Purchase payments allocated to the variable investment options are held by us in a separate account called the Pruco Life of New Jersey Flexible Premium Variable Annuity Account. The Separate Account is set apart from all of the general assets of Pruco Life of New Jersey.

TAX DEFERRAL

This is a way to increase your assets without currently being taxed. You do not pay taxes on your contract earnings until you take money out of your contract.

VARIABLE INVESTMENT OPTION

When you choose a variable investment option, we purchase shares of the mutual fund which are held as an investment for that option. We hold these shares in the Separate Account. The division of the Separate Account of Pruco Life of New Jersey that invests in a particular mutual fund is referred to in your contract as a subaccount.
--------------------------------------------------------------------------------
 6
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                                                                          PART I
DISCOVERY SELECT PROSPECTUS  SUMMARY

Summary of Sections 1-9
--------------------------------------------------------------------------------

FOR A MORE COMPLETE DISCUSSION OF THE FOLLOWING TOPICS, SEE THE CORRESPONDING
SECTION IN THE PROSPECTUS.

SECTION 1
WHAT IS THE DISCOVERY SELECT VARIABLE ANNUITY?

This variable annuity contract, offered by Pruco Life of New Jersey, is a contract between you, as the owner, and us. The contract allows you to invest on a tax-deferred basis in one or more of 26 variable investment options. There are also three fixed interest rate options which are available in most states. The contract is intended for retirement savings or other long-term investment purposes and provides a death benefit and guaranteed income options.

   The variable investment options are designed to offer the opportunity over the long term for a better return than the fixed interest rate options. However, this is NOT guaranteed. It is possible, due to market changes, that your investments may decrease in value.

   The fixed interest-rate options offer an interest-rate that is guaranteed. While your money is in a fixed account, your principal amount is guaranteed and the interest amount that your money will earn is guaranteed by us to always be at least 3.0%. Payments allocated to the fixed interest-rate options become part of Pruco Life of New Jersey's general assets. As a result, the strength of our guarantee is based on the overall financial strength of Pruco Life of New Jersey.

   You can invest your money in any or all of the variable investment options and the interest-rate options. You are allowed 12 transfers each contract year among the variable investment options, without a charge. There are certain restrictions on transfers involving the interest-rate options.

   The contract, like all deferred annuity contracts, has two phases: the accumulation phase and the income phase. During the accumulation phase, earnings grow on a tax-deferred basis and are taxed as income when you make a withdrawal. The income phase starts when you begin receiving regular payments from your contract. The amount of money you are able to accumulate in your contract during the accumulation phase will help determine the amount of the payments you will receive during the income phase. Other factors will affect the amount of your payments such as age, gender and the payout option you selected.

   FREE LOOK. If you change your mind about owning Discovery Select, you may cancel your contract within 10 days after receiving it (or whatever time period is required in the state where the contract was issued).

SECTION 2
WHAT INVESTMENT OPTIONS CAN I CHOOSE?

You can invest your money in any or all of the variable investment options that invest in the mutual funds described in the fund prospectuses provided with this prospectus:

THE PRUDENTIAL SERIES FUND

   Diversified Bond Portfolio

   Diversified Conservative Growth Portfolio

   Equity Income Portfolio

   Equity Portfolio

   Global Portfolio

   High Yield Bond Portfolio

   Money Market Portfolio

   Prudential Jennison Portfolio

   Small Capitalization Stock Portfolio

   Stock Index Portfolio

   20/20 Focus Portfolio

AIM VARIABLE INSURANCE FUNDS

   AIM V.I. Growth and Income Fund

   AIM V.I. Value Fund

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.

   Alliance Premier Growth Portfolio

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

   American Century VP Value

DAVIS VARIABLE ACCOUNT FUND, INC.

   Davis Value Portfolio

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

   Franklin Small Cap Fund -- Class 2

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                                                                               7

                                                                          PART I
DISCOVERY SELECT PROSPECTUS  SUMMARY

SUMMARY OF SECTIONS 1-9 CONTINUED
--------------------------------------------------------------------------------

JANUS ASPEN SERIES

   Growth Portfolio

   International Growth Portfolio

MFS VARIABLE INSURANCE TRUST

   Emerging Growth Series

   Research Series

OCC ACCUMULATION TRUST

   Managed Portfolio

   Small Cap Portfolio

T. ROWE PRICE

   Equity Series--Equity Income Portfolio

   International Series--International Stock Portfolio

WARBURG PINCUS TRUST

   Global Post-Venture Capital Portfolio

   Depending upon market conditions, you may earn or lose money in any of these options. The value of your contract will fluctuate depending upon the investment performance of the mutual funds used by the variable investment options you choose. Performance information for the variable investment options is provided in the Statement of Additional Information (SAI). Past performance is not a guarantee of future results.

   You can also put your money into one or more of the fixed interest-rate options.

SECTION 3
WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE INCOME PHASE? (ANNUITIZATION)

If you want to receive regular income from your annuity, you can choose one of several options, including guaranteed payments for the annuitant's lifetime. Once you begin receiving regular payments, you cannot change your payment plan.

SECTION 4
WHAT IS THE DEATH BENEFIT?

If the sole or last surviving annuitant dies the designated person(s) or the beneficiary will receive at a minimum, the total amount invested or a potentially greater amount related to market appreciation.

SECTION 5
HOW CAN I PURCHASE A DISCOVERY SELECT ANNUITY CONTRACT?

You can purchase this contract, under most circumstances, with a minimum initial purchase payment of $10,000. You can add $1,000 or more at any time during the accumulation phase of the contract. Your representative can help you fill out the proper forms.

SECTION 6
WHAT ARE THE EXPENSES ASSOCIATED WITH THE DISCOVERY SELECT CONTRACT?

The contract has insurance features and investment features, and there are costs related to each.

   Each year we deduct a $30 contract maintenance charge if your contract value is less than $50,000. For insurance and administrative costs, we also deduct an annual charge of 1.40% of the average daily value of all assets allocated to the variable investment options. This charge is not assessed against amounts allocated to the interest-rate investment options.

   There are a few states/jurisdictions that assess a premium tax when you begin receiving regular income payments from your annuity. In those states, we impose the required premium tax charge which can range up to 5%.

   There are also charges associated with the mutual funds. These charges currently range from 0.39% to 1.40% per year of a fund's average daily assets.

SECTION 7
HOW CAN I ACCESS MY MONEY?

You may take money out at any time during the accumulation phase. Each year, you withdraw up to 10% of your total purchase payments without charge. Withdrawals greater than 10% of your purchase payments will be subject to a withdrawal charge. This charge decreases 1% each year. After the 7th year, there is no charge for a withdrawal. You may also be subject to income tax and a tax penalty if you make an early withdrawal.

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 8
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                                                                          PART I
DISCOVERY SELECT PROSPECTUS  SUMMARY
--------------------------------------------------------------------------------

SECTION 8
WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE DISCOVERY SELECT CONTRACT?

Your earnings are not taxed until withdrawn. If you take money out during the accumulation phase, earnings are withdrawn first and are taxed as income. If you are younger than age 59 1/2 when you take money out, you may be charged a 10% federal tax penalty on the earnings in addition to ordinary taxation. A portion of the payments you receive during the income phase is considered partly a return of your original investment. As a result, that portion of each payment is not taxable as income. Generally, all amounts withdrawn from IRA contracts are fully taxable and subject to the 10% penalty if withdrawn prior to age 59 1/2.

SECTION 9
OTHER INFORMATION

This contract is issued by Pruco Life of New Jersey, a subsidiary of The Prudential Insurance Company of America.

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                                                                               9
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                                                                          PART I
DISCOVERY SELECT PROSPECTUS  SUMMARY

SUMMARY OF CONTRACT EXPENSES
--------------------------------------------------------------------------------

THE PURPOSE OF THIS SUMMARY IS TO HELP YOU TO UNDERSTAND THE COSTS YOU WILL PAY FOR DISCOVERY SELECT. THIS SUMMARY INCLUDES THE EXPENSES OF THE MUTUAL FUNDS USED BY THE VARIABLE INVESTMENT OPTIONS BUT DOES NOT INCLUDE ANY PREMIUM TAXES THAT MIGHT BE APPLICABLE IN YOUR STATE.

FOR MORE DETAILED INFORMATION:

More detailed information can be found on page 25 under the section called, "What Are The Expenses Associated With The Discovery Select Variable Annuity?" For more detailed expense information about the mutual funds, please refer to the individual fund prospectuses which you will find at the back of this prospectus.

TRANSACTION EXPENSES
--------------------------------------------------------------------------------

WITHDRAWAL CHARGE (SEE NOTE 1 BELOW)
--------------------------------------------------------------------------------

       During contract year 1              7%

       During contract year 2              6%

       During contract year 3              5%

       During contract year 4              4%

       During contract year 5              3%

       During contract year 6              2%

       During contract year 7              1%

TRANSFER FEE (SEE NOTE 2 BELOW)
--------------------------------------------------------------------------------

       first 12 transfers per year      $0.00

       each transfer after 12          $25.00

ANNUAL CONTRACT FEE AND FULL WITHDRAWAL FEE (SEE NOTE 3 BELOW)
--------------------------------------------------------------------------------

                                       $30.00

ANNUAL ACCOUNT EXPENSES
--------------------------------------------------------------------------------

       AS A PERCENTAGE OF THE AVERAGE ACCOUNT VALUE

       Mortality and Expense Risk:      1.25%

       Administrative Fee:              0.15%

       Total:                           1.40%

NOTE 1: AS OF THE BEGINNING OF THE CONTRACT YEAR, YOU MAY WITHDRAW UP TO 10% OF THE TOTAL PURCHASE PAYMENTS PLUS ANY CHARGE-FREE AMOUNT CARRIED OVER FROM THE PREVIOUS CONTRACT YEAR WITHOUT CHARGE. THERE IS NO WITHDRAWAL CHARGE ON ANY AMOUNT USED TO PROVIDE INCOME UNDER THE LIFE ANNUITY WITH 120 PAYMENTS (10 YEARS) CERTAIN OPTION. (SEE PAGE 22). SURRENDER CHARGES ARE WAIVED WHEN A DEATH BENEFIT IS PAID.

NOTE 2: YOU WILL NOT BE CHARGED FOR TRANSFERS MADE IN CONNECTION WITH DOLLAR COST AVERAGING AND AUTO-REBALANCING.

NOTE 3: THERE IS NO CHARGE ON WITHDRAWALS IF THE VALUE OF YOUR CONTRACT IS $50,000 OR MORE.

NOTES FOR ANNUAL MUTUAL FUND
EXPENSES:

THESE EXPENSES ARE BASED ON THE
HISTORICAL FUND EXPENSES FOR THE
YEAR ENDED DECEMBER 31, 1999,
EXCEPT AS INDICATED. FUND EXPENSES
ARE NOT FIXED OR GUARANTEED BY THE
DISCOVERY SELECT CONTRACT AND MAY
VARY FROM YEAR TO YEAR.

(1) ALLIANCE VARIABLE PRODUCTS
    SERIES FUND, INC.

THE FUND MAINTAINS A DISTRIBUTION
PLAN OR "12b-1 PLAN," FOR THIS
CLASS OF SHARES UNDER WHICH AN
ANNUAL FEE OF 0.25% OF THE CLASS'S
AVERAGE DAILY NET ASSETS IS PAID TO
THE FUND'S DISTRIBUTOR. THIS FEE IS
INCLUDED IN OTHER EXPENSES AND IS
DISCUSSED IN THE FUND'S PROSPECTUS.

(2) AMERICAN CENTURY VARIABLE
    PORTFOLIOS INC. AND T. ROWE
    PRICE FUNDS

INVESTMENT MANAGEMENT FEES INCLUDE
ORDINARY EXPENSES OF OPERATING THE
FUNDS.

(3) JANUS ASPEN SERIES

TABLE REFLECTS EXPENSES BASED UPON
EXPENSES FOR THE FISCAL YEAR ENDED
DECEMBER 31, 1999, RESTATED TO
REFLECT A REDUCTION IN THE
MANAGEMENT FEE.

(4) FRANKLIN TEMPLETON VARIABLE
    INSURANCE PRODUCTS TRUST

TABLE REFLECTS RESTATED MANAGEMENT
FEES AND EXPENSES BASED ON A MERGER
THAT BECAME EFFECTIVE ON MAY 1,
2000. THE FORMALLY ADOPTED
DISTRIBUTION PLAN, OR "12b-1 PLAN",
PROVIDES FOR A MAXIMUM ANNUAL FEE
OF 0.35% OF THE FUND'S AVERAGE
DAILY NET ASSETS, HOWEVER THE
FUND'S BOARD OF TRUSTEES HAS SET
THE CURRENT RATE AT 0.25%.

(5) WARBURG PINCUS TRUST AND DAVIS
    VARIABLE ACCOUNT FUND, INC.

FEE WAIVERS AND EXPENSE
REIMBURSEMENT OR CREDITS REDUCED
INVESTMENT MANAGEMENT FEES AND
OTHER EXPENSES DURING 1999, BUT MAY
BE DISCONTINUED AT ANY TIME.

(6) MFS VARIABLE INSURANCE TRUST

AN EXPENSE OFFSET ARRANGEMENT WITH
THE FUND'S CUSTODIAN RESULTED IN A
REDUCTION IN OTHER EXPENSES BY
0.01%.

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 10
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                                                                          PART I
DISCOVERY SELECT PROSPECTUS  SUMMARY
--------------------------------------------------------------------------------

ANNUAL MUTUAL FUND EXPENSES (AFTER REIMBURSEMENT, IF ANY):
---------------------------------------------------------------------------------------------------------------------------------
AS A PERCENTAGE OF EACH PORTFOLIO'S AVERAGE DAILY NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------
                                                             INVESTMENT          OTHER        TOTAL CONTRACTUAL      TOTAL ACTUAL
                                                           MANAGEMENT FEE       EXPENSES          EXPENSES            EXPENSES*
THE PRUDENTIAL SERIES FUND
---------------------------------------------------------------------------------------------------------------------------------
         Diversified Bond Portfolio                             0.40%            0.03%              0.43%                0.43%
         Diversified Conservative Growth Portfolio              0.75%            0.30%              1.05%                1.05%
         Equity Income Portfolio                                0.40%            0.02%              0.42%                0.42%
         Equity Portfolio                                       0.45%            0.02%              0.47%                0.47%
         Global Portfolio                                       0.75%            0.09%              0.84%                0.84%
         High Yield Bond Portfolio                              0.55%            0.05%              0.60%                0.60%
         Money Market Portfolio                                 0.40%            0.02%              0.42%                0.42%
         Prudential Jennison Portfolio                          0.60%            0.03%              0.63%                0.63%
         Small Capitalization Stock Portfolio                   0.40%            0.05%              0.45%                0.45%
         Stock Index Portfolio                                  0.35%            0.04%              0.39%                0.39%
         20/20 Focus Portfolio                                  0.75%            0.34%              1.09%                1.09%
AIM VARIABLE INSURANCE FUNDS
---------------------------------------------------------------------------------------------------------------------------------
         AIM V.I. Growth and Income Fund                        0.61%            0.16%              0.77%                0.77%
         AIM V.I. Value Fund                                    0.61%            0.15%              0.76%                0.76%
ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.(1)
---------------------------------------------------------------------------------------------------------------------------------
         Alliance Premier Growth Portfolio--Class B             1.00%            0.29%              1.29%                1.29%
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.(2)
---------------------------------------------------------------------------------------------------------------------------------
         American Century VP Value                              1.00%            0.00%              1.00%                1.00%
DAVIS VARIABLE ACCOUNT FUND, INC.(5)
---------------------------------------------------------------------------------------------------------------------------------
         Davis Value Portfolio                                  0.75%            1.54%              2.29%                1.00%
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST(4)
---------------------------------------------------------------------------------------------------------------------------------
         Franklin Small Cap Investments Fund--Class 2           0.55%            0.52%              1.07%                1.07%
JANUS ASPEN SERIES(3)
---------------------------------------------------------------------------------------------------------------------------------
         Growth Portfolio                                       0.65%            0.02%              0.67%                0.67%
         International Growth Portfolio                         0.65%            0.11%              0.76%                0.76%
MFS VARIABLE INSURANCE TRUST(6)
---------------------------------------------------------------------------------------------------------------------------------
         Emerging Growth Series                                 0.75%            0.09%              0.84%                0.83%
         Research Series                                        0.75%            0.11%              0.86%                0.85%
OCC ACCUMULATION TRUST
---------------------------------------------------------------------------------------------------------------------------------
         Managed Portfolio                                      0.77%            0.06%              0.83%                0.83%
         Small Cap Portfolio                                    0.80%            0.09%              0.89%                0.89%
T. ROWE PRICE(2)
---------------------------------------------------------------------------------------------------------------------------------
         Equity Series--Equity Income Portfolio                 0.85%            0.00%              0.85%                0.85%
         International Series--International Stock
           Portfolio                                            1.05%            0.00%              1.05%                1.05%
WARBURG PINCUS TRUST(5)
---------------------------------------------------------------------------------------------------------------------------------
         Global Post-Venture Capital Portfolio                  1.25%            0.33%              1.58%                1.40%

* REFLECTS THE EFFECT OF MANAGEMENT FEE WAIVERS AND REIMBURSEMENT OF EXPENSES, IF ANY. SEE NOTES ON PAGE 10.

THE "EXPENSES EXAMPLES" ON THE FOLLOWING PAGES ARE CALCULATED USING THE TOTAL ACTUAL EXPENSES.

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                                                                              11
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                                                                          PART I
DISCOVERY SELECT PROSPECTUS  SUMMARY

EXPENSE EXAMPLES
--------------------------------------------------------------------------------

THESE EXAMPLES WILL HELP YOU COMPARE THE FEES AND EXPENSES OF THE DIFFERENT VARIABLE INVESTMENT OPTIONS OFFERED BY DISCOVERY SELECT. YOU CAN ALSO USE THE EXAMPLES TO COMPARE THE COST OF DISCOVERY SELECT WITH OTHER VARIABLE ANNUITY CONTRACTS.

EXAMPLE 1: IF YOU WITHDRAW YOUR ASSETS

Example 1 assumes that you invest $10,000 in Discovery Select and that you allocate all of your assets to one of the variable investment options and withdraw all your assets at the end of the time period indicated. The example also assumes that your investment has a 5% return each year and that the mutual fund's operating expenses remain the same. Your actual costs may be higher or lower.

EXAMPLE 2: IF YOU DO NOT WITHDRAW YOUR ASSETS

Example 2 assumes that you invest $10,000 in Discovery Select and allocate all of your assets to one of the variable investment options and DO NOT WITHDRAW any of your assets at the end of the time period indicated. The example also assumes that your investment has a 5% return each year and that the mutual fund's operating expenses remain the same. Your actual costs may be higher or lower.

On the following page are examples of what your costs would be using these assumptions.

NOTES FOR ANNUAL MUTUAL FUND
EXPENSES:

THESE EXAMPLES SHOULD NOT BE
CONSIDERED A REPRESENTATION OF PAST
OR FUTURE EXPENSES. ACTUAL EXPENSES
MAY BE GREATER OR LESS THAN THOSE
SHOWN.

THE CHARGES SHOWN IN THE 10 YEAR
COLUMN ARE THE SAME FOR EXAMPLE 1
AND EXAMPLE 2. THIS IS BECAUSE
AFTER 10 YEARS, THE WITHDRAWAL
CHARGES ARE NO LONGER DEDUCTED BY
US WHEN YOU MAKE A WITHDRAWAL OR
WHEN YOU BEGIN THE INCOME PHASE OF
YOUR CONTRACT.

IF YOUR CONTRACT VALUE IS LESS THAN
$50,000, ON YOUR CONTRACT
ANNIVERSARY (AND UPON A SURRENDER),
WE DEDUCT A $30 FEE. THE EXAMPLES
USE AN AVERAGE NUMBER AS THE AMOUNT
OF THE ANNUAL CONTRACT FEE. THIS
AMOUNT WAS CALCULATED BY TAKING THE
TOTAL ANNUAL CONTRACT FEES
COLLECTED IN 1999 AND THEN DIVIDING
THAT NUMBER BY THE TOTAL ASSETS
ALLOCATED TO THE VARIABLE
INVESTMENT OPTIONS. BASED ON THIS
CALCULATION THE ANNUAL CONTRACT FEE
IS INCLUDED AS AN ANNUAL CHARGE OF
 .023% OF CONTRACT VALUE.

YOUR ACTUAL FEES WILL VARY BASED ON
THE AMOUNT OF YOUR CONTRACT AND
YOUR SPECIFIC ALLOCATION(S). A
TABLE OF ACCUMULATION UNIT VALUES
OF INTERESTS IN EACH VARIABLE
INVESTMENT OPTION APPEARS ON PAGE
36. CHARGES FOR PREMIUM TAXES ARE
NOT REFLECTED. IN THESE EXAMPLES.
PREMIUM TAXES MAY APPLY DEPENDING
ON THE STATE WHERE YOU LIVE.

--------------------------------------------------------------------------------
 12

                                                                          PART I
DISCOVERY SELECT PROSPECTUS  SUMMARY
--------------------------------------------------------------------------------

EXPENSE EXAMPLES 1 AND 2
------------------------------------------------------------------------------------------------------------------------------

                                                        EXAMPLE 1:                       EXAMPLE 2:
                                                        IF YOU WITHDRAW YOUR ASSETS      IF YOU DO NOT WITHDRAW YOUR ASSETS
                                                        ----------------------------------------------------------------------
                                                        1 YR    3 YRS   5 YRS   10 YRS    1 YR     3 YRS     5 YRS     10 YRS
THE PRUDENTIAL SERIES FUND
------------------------------------------------------------------------------------------------------------------------------
         Diversified Bond Portfolio                      $816    $925   $1138   $2142     $186      $575      $988      $2142
         Diversified Conservative Growth Portfolio       $878   $1112   $1452   $2777     $248      $762     $1302      $2777
         Equity Income Portfolio                         $815    $922   $1133   $2132     $185      $572      $983      $2132
         Equity Portfolio                                $820    $937   $1159   $2184     $190      $587     $1009      $2184
         Global Portfolio                                $857   $1049   $1347   $2566     $227      $699     $1197      $2566
         High Yield Bond Portfolio                       $833    $976   $1225   $2320     $203      $626     $1075      $2320
         Money Market Portfolio                          $815    $922   $1133   $2132     $185      $572      $983      $2132
         Prudential Jennison Portfolio                   $836    $985   $1240   $2351     $206      $635     $1090      $2351
         Small Capitalization Stock Portfolio            $818    $931   $1149   $2163     $188      $581      $999      $2163
         Stock Index Portfolio                           $812    $912   $1118   $2100     $182      $562      $968      $2100
         20/20 Focus Portfolio                           $882   $1124   $1472   $2817     $252      $774     $1322      $2817
AIM VARIABLE INSURANCE FUNDS
------------------------------------------------------------------------------------------------------------------------------
         AIM V.I. Growth and Income Fund                 $850   $1028   $1311   $2495     $220      $678     $1161      $2495
         AIM V.I. Value Fund                             $849   $1025   $1306   $2485     $219      $675     $1156      $2485
ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
------------------------------------------------------------------------------------------------------------------------------
         Alliance Premier Growth Portfolio--Class B      $902   $1184   $1572   $3013     $272      $834     $1422      $3013
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
------------------------------------------------------------------------------------------------------------------------------
         American Century VP Value                       $873   $1097   $1427   $2727     $243      $747     $1277      $2727
DAVIS VARIABLE ACCOUNT FUND, INC.
------------------------------------------------------------------------------------------------------------------------------
         Davis Value Portfolio                          $1002   $1479   $2056   $3938     $372     $1129     $1906      $3938
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
------------------------------------------------------------------------------------------------------------------------------
         Franklin Small Cap Investments Fund--Class 2    $880   $1118   $1462   $2797     $250      $768     $1312      $2797
JANUS ASPEN SERIES
------------------------------------------------------------------------------------------------------------------------------
         Growth Portfolio                                $840    $997   $1261   $2393     $210      $647     $1111      $2393
         International Growth Portfolio                  $849   $1025   $1306   $2485     $219      $675     $1156      $2485
MFS VARIABLE INSURANCE TRUST
------------------------------------------------------------------------------------------------------------------------------
         Emerging Growth Series                          $856   $1046   $1342   $2556     $226      $696     $1192      $2556
         Research Series                                 $858   $1052   $1352   $2577     $228      $702     $1202      $2577
OCC ACCUMULATION TRUST
------------------------------------------------------------------------------------------------------------------------------
         Managed Portfolio                               $856   $1046   $1342   $2556     $226      $696     $1192      $2566
         Small Cap Portfolio                             $862   $1064   $1372   $2617     $232      $714     $1222      $2617
T. ROWE PRICE
------------------------------------------------------------------------------------------------------------------------------
         Equity Series--Equity Income Portfolio          $858   $1052   $1352   $2577     $228      $702     $1202      $2577
         International Series--Int'l Stock Portfolio     $878   $1112   $1452   $2777     $248      $762     $1302      $2777
WARBURG PINCUS TRUST
------------------------------------------------------------------------------------------------------------------------------
         Global Post-Venture Capital Portfolio           $931   $1270   $1714   $3291     $301      $920     $1564      $3291

THESE EXAMPLES DO NOT SHOW PAST OR FUTURE EXPENSES. ACTUAL EXPENSES FOR A PARTICULAR YEAR MAY BE MORE OR LESS THAN THOSE SHOWN IN THE EXAMPLES.

--------------------------------------------------------------------------------

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 14

PART II SECTIONS 1-9
--------------------------------------------------------------------------------
DISCOVERY SELECT PROSPECTUS

                               [ROCKWELL GRAPHIC]

                                                                         PART II
DISCOVERY SELECT PROSPECTUS  SECTIONS 1-9

        1:
WHAT IS THE DISCOVERY SELECT

        VARIABLE ANNUITY?
--------------------------------------------------------------------------------

THE DISCOVERY SELECT VARIABLE ANNUITY IS A CONTRACT BETWEEN YOU, THE OWNER, AND US, THE INSURANCE COMPANY, PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY (PRUCO LIFE OF NEW JERSEY, WE OR US).

Under our contract or agreement, in exchange for your payment to us, we promise to pay you a guaranteed income stream that can begin any time after the first contract anniversary. Your annuity is in the accumulation phase until you decide to begin receiving annuity payments. The date you begin receiving annuity payments is the annuity date. On the annuity date, your contract switches to the income phase.

   THIS ANNUITY CONTRACT BENEFITS FROM TAX DEFERRAL. Tax deferral means that you are not taxed on earnings or appreciation on the assets in your contract until you withdraw money from your contract.

   DISCOVERY SELECT IS A VARIABLE ANNUITY CONTRACT. This means that during the accumulation phase, you can allocate your assets among 26 variable investment options as well as 3 guaranteed interest-rate options. If you select a variable investment option, the amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the mutual fund associated with that variable investment option. Because the mutual funds' portfolios fluctuate in value depending upon market conditions, your contract value can either increase or decrease. This is important, since the amount of the annuity payments you receive during the income phase depends upon the value of your contract at the time you begin receiving payments.

   AS MENTIONED ABOVE, DISCOVERY SELECT ALSO CONTAINS THREE GUARANTEED INTEREST-RATE OPTIONS: a fixed-rate option, a dollar cost averaging option, and a market-value adjustment option. The fixed-rate option offers an interest rate that is guaranteed by us for one year and will always be at least 3.0% per year. The dollar cost averaging option offers an interest-rate that is guaranteed by us for a selected period during which periodic transfers are made to selected variable investment options. The market-value adjustment option guarantees a stated interest rate, generally higher than the fixed-rate option. However, in order to get the full benefit of the stated interest rate, assets in this option must be held for a seven-year period.

   AS THE OWNER OF THE CONTRACT, YOU HAVE ALL OF THE DECISION-MAKING RIGHTS UNDER THE CONTRACT. You will also be the annuitant unless you designate someone else. The annuitant(s) is the person upon whose death during the accumulation phase, the death benefit is payable. The annuitant is the person who receives the annuity payments when the income phase begins. The annuitant is also the person whose life is used to determine how much and how long these payments will continue. On and after the annuity date, the annuitant is the owner and may not be changed. The beneficiary becomes the owner when a death benefit is payable.

   THE BENEFICIARY IS: the person(s) or entity designated to receive any death benefit if the annuitant(s) dies during the accumulation phase. You may change the beneficiary any time prior to the annuity date by making a written request to us. Your request becomes effective when we approve it.

SHORT TERM CANCELLATION RIGHT OR "FREE LOOK"

If you change your mind about owning Discovery Select, you may cancel your contract within 10 days after receiving it (or whatever period is required by applicable law). You can request a refund by returning the contract either to the representative who sold it to you, or to the Prudential Annuity Service Center at the address shown on the first page of this prospectus. You will receive, depending on applicable law:

-  Your full purchase payment; or

- The amount your contract is worth as of the day we receive your request. This amount may be more or less than your original payment.
--------------------------------------------------------------------------------
 16

                                                                         PART II
DISCOVERY SELECT PROSPECTUS  SECTIONS 1-9

        2:
WHAT INVESTMENT OPTIONS

        CAN I CHOOSE?
--------------------------------------------------------------------------------

THE CONTRACT GIVES YOU THE CHOICE OF ALLOCATING YOUR PURCHASE PAYMENTS TO ANY ONE OR MORE OF 26 VARIABLE INVESTMENT OPTIONS, AS WELL AS THREE GUARANTEED INTEREST-RATE OPTIONS.

The 26 variable investment options invest in mutual funds managed by leading investment advisors. Each of these mutual funds has a separate prospectus that is provided with this prospectus. You should read the mutual fund prospectus before you decide to allocate your assets to the variable investment option using that fund.

VARIABLE INVESTMENT OPTIONS

Listed below are the mutual funds in which the variable investment options invest. Each variable investment option has a different investment objective.

THE PRUDENTIAL SERIES FUND, INC.

-  Diversified Bond Portfolio

-  Diversified Conservative Growth Portfolio

-  Equity Income Portfolio

-  Equity Portfolio

-  Global Portfolio

-  High Yield Bond Portfolio

-  Money Market Portfolio

-  Prudential Jennison Portfolio (domestic equity)

-  Small Capitalization Stock Portfolio

-  Stock Index Portfolio

-  20/20 Focus Fund (domestic equity)

THE PRUDENTIAL SERIES FUND, INC. IS MANAGED BY PRUDENTIAL THROUGH ANOTHER COMPANY IT OWNS CALLED THE PRUDENTIAL INVESTMENT CORPORATION. THE PRUDENTIAL INVESTMENT CORPORATION MANAGES EACH OF THE PORTFOLIOS OF THE PRUDENTIAL SERIES FUND EXCEPT THE PRUDENTIAL JENNISON PORTFOLIO AND THE DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO. FOR THE JENNISON PORTFOLIO, PRUDENTIAL INVESTMENT CORPORATION OVERSEES ANOTHER COMPANY OWNED BY PRUDENTIAL CALLED JENNISON ASSOCIATES CAPITAL CORP. WHICH PROVIDES THE DAY-TO-DAY INVESTMENT ADVISORY SERVICES. FOR THE DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO, PRUDENTIAL INVESTMENTS CORPORATION OVERSEES THE DREYFUS CORPORATION AND PACIFIC INVESTMENTS MANAGEMENT COMPANY, WHICH PROVIDE THE DAY-TO-DAY INVESTMENT ADVISORY SERVICES.

AIM VARIABLE INSURANCE FUNDS

-  AIM V.I. Growth and Income Fund

-  AIM V.I. Value Fund

AIM ADVISORS, INC. SERVES AS INVESTMENT ADVISER TO BOTH OF THESE FUNDS.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.

-  Alliance Premier Growth Portfolio

ALLIANCE CAPITAL MANAGEMENT L.P. IS THE INVESTMENT ADVISER OF THE ALLIANCE VARIABLE PRODUCTS SERIES FUND.

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

-  American Century VP Value

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC. IS THE INVESTMENT ADVISER FOR AMERICAN CENTURY VP VALUE.

DAVIS VARIABLE ACCOUNT FUND, INC.

-  Davis Value Portfolio

DAVIS SELECTED ADVISERS, L.P. IS THE INVESTMENT ADVISER AND DAVIS SELECTED ADVISERS-NY, INC. IS SUB-ADVISER TO THE DAVIS VALUE PORTFOLIO.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

-  Franklin Small Cap Fund--Class 2

FRANKLIN ADVISERS, INC. IS THE INVESTMENT MANAGER FOR THIS PORTFOLIO OF THE FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST.

JANUS ASPEN SERIES

-  Growth Portfolio

-  International Growth Portfolio

JANUS CAPITAL CORPORATION SERVES AS INVESTMENT ADVISER TO THE GROWTH PORTFOLIO AND THE INTERNATIONAL GROWTH PORTFOLIO.

MFS VARIABLE INSURANCE TRUST

-  Emerging Growth Series

-  Research Series (long-term growth and future income)

MASSACHUSETTS FINANCIAL SERVICES COMPANY, A DELAWARE CORPORATION, IS THE INVESTMENT ADVISER TO THE EMERGING GROWTH SERIES AND THE RESEARCH SERIES.

OCC ACCUMULATION TRUST

-  Managed Portfolio (equity)

-  Small Cap Portfolio

OPCAP ADVISORS IS THE INVESTMENT ADVISER TO THE MANAGED PORTFOLIO AND THE SMALL CAP PORTFOLIO.
--------------------------------------------------------------------------------

                                                                         PART II
DISCOVERY SELECT PROSPECTUS  SECTIONS 1-9

        2:
WHAT INVESTMENT OPTIONS CAN I CHOOSE? CONTINUED
--------------------------------------------------------------------------------

T. ROWE PRICE

-  T. Rowe Price Equity Series, Inc., Equity Income Portfolio

-  T. Rowe Price International Series, Inc., International Stock Portfolio

T. ROWE PRICE ASSOCIATES, INC. IS THE INVESTMENT MANAGER FOR THE EQUITY INCOME PORTFOLIO AND ROWE PRICE-FLEMING INTERNATIONAL, INC. IS THE INVESTMENT MANAGER FOR THE INTERNATIONAL STOCK PORTFOLIO.

WARBURG PINCUS TRUST

-  Global Post-Venture Capital Portfolio

WARBURG PINCUS COUNSELORS, INC. SERVES AS INVESTMENT ADVISER AND ABBOTT CAPITAL MANAGEMENT, L.P. SERVES AS SUB-INVESTMENT ADVISE FOR THAT PORTION OF THE GLOBAL POST-VENTURE CAPITAL PORTFOLIO ALLOCATED TO PRIVATE LIMITED PARTNERSHIPS OR OTHER INVESTMENT FUNDS.

   Except for the Prudential Series Fund Inc., we are paid by the fund or an affiliate of each fund for administrative and other services that we provide. The amount we receive is based on an annual percentage of the average assets of Discovery Select invested in the fund held by the associated variable investment option.

FIXED INTEREST-RATE OPTIONS

We offer three interest-rate options: a one-year fixed-rate option, a dollar cost averaging fixed interest-rate option ("DCA Fixed Option"), and a market-value adjustment option. We set a one year guaranteed annual interest rate that is always available for the one-year fixed-rate option. For the DCA Fixed Option, the interest-rate is guaranteed for the applicable period of time for which transfers are made. For the market-value adjustment option, We set a seven-year guaranteed interest-rate.

   When you select one of these options, your payment will earn interest at the established rate for the applicable interest rate period. A new interest rate period is established every time you allocate or transfer money into a fixed interest-rate option. Transfers are not permitted to the DCA Option. You may have money allocated in more than one interest rate period at the same time. This could result in your money earning interest at different rates and each interest rate period maturing at a different time. While these interest rates may change from time to time, the minimum rate will never be less than 3.0%.

   Payments that you apply to either of the fixed interest-rate options become part of Pruco Life of New Jersey's general assets. As a result, the strength of the interest rate guarantees is based on the overall financial strength of Pruco Life of New Jersey. If Pruco Life of New Jersey suffered a material financial set back, the ability of Pruco Life of New Jersey to meet its financial obligations could be affected.

MARKET-VALUE ADJUSTMENT

If you transfer or withdraw assets or annuitize from the market-value adjustment option before an interest rate period is over, the assets will be subject to a market value adjustment. The market-value adjustment may increase or decrease the amount being withdrawn or transferred and may be substantial. The adjustment, whether up or down will never be greater than 40%. The amount of the market-value adjustment is based on the difference between the:

1) Guaranteed interest rate for the amount you are withdrawing or transferring; and

2) Interest rate that is in effect on the date of the withdrawal or transfer.

--------------------------------------------------------------------------------
 18

                                                                         PART II
DISCOVERY SELECT PROSPECTUS  SECTIONS 1-9
--------------------------------------------------------------------------------

   The amount of time left in the interest rate period is also a factor. You will find a detailed description of how the market-value adjustment is calculated on Page 39 of this prospectus.

   DCA Fixed Option You may allocate all or part of your first purchase payment to the DCA Fixed Option. Under this option, you automatically transfer amounts over a stated period (currently, six or twelve months) from the DCA Fixed Option to the variable investment options you select. We will invest the assets you allocate to the DCA Fixed Option in our general account until they are transferred. You may not transfer from other investment options to the DCA Fixed Option. Currently, you may only allocate all or a portion of your initial invested purchase payment to the DCA Fixed Option. In the future, we may permit you to allocate subsequent purchase payments to the DCA Fixed Options as well under certain circumstances.

   If you choose the DCA Fixed Option, you must allocate a minimum of $5,000 to it. The first periodic transfer will occur on the date you allocate your purchase payment to the DCA Fixed Option. Subsequent transfers will occur on the monthly anniversary of the first transfer. Currently, you may choose to have the purchase payment allocated to the DCA Fixed Option transfer in either six or twelve monthly installments, and you may not change that number after you have chosen the DCA Fixed Option. (In the future, we may make available other numbers of transfers and other transfer schedules--for example, quarterly as well as monthly.) If you choose a 6-payment transfer schedule, each transfer generally will equal 1/6th of the amount you allocated to the DCA Fixed Option, and if you choose a 12-payment transfer schedule, each transfer generally will equal 1/12th of the amount you allocated to the DCA Fixed Option. In either case, the final transfer amount generally will also include the credited interest. You may change at any time the variable investment options into which to transfer the DCA Fixed Option assets. Transfers from the DCA Fixed Option do not count toward the maximum number of free transfers allowed under the contract.

   If you make a withdrawal or have a fee assessed from your contract, and all or part of that withdrawal or fee comes out of the DCA Fixed Option, we will recalculate the periodic transfer amount to reflect the change. This recalculation may include some or all of the interest credited to the date of the next scheduled transfer. If a withdrawal or fee assessment reduces the monthly transfer amount below $100, we will transfer the remaining balance in the DCA Fixed Option on the next scheduled transfer date.

   By investing amounts on a regular schedule instead of investing the total amount at one time, the DCA Fixed Option may decrease the effect of market fluctuations on the investment of your purchase payment. Of course, dollar cost averaging cannot ensure a profit or protect against a loss in declining markets.

TRANSFERS AMONG OPTIONS

You can transfer money among the variable investment options and the fixed interest-rate options. Your transfer request may be made by telephone or in writing to the Prudential Annuity Service Center. Only two transfers per month may be made by telephone. After that, all transfer requests must be in writing with an original signature. We have procedures in place to confirm that instructions received by telephone are genuine. We will not be liable for following telephone instructions that we reasonably believe to be genuine. Your transfer request will take effect at the end of the business day on which it was received. Our business day usually closes at 4:00 p.m. Eastern time.

--------------------------------------------------------------------------------

                                                                         PART II
DISCOVERY SELECT PROSPECTUS  SECTIONS 1-9

        2:
WHAT INVESTMENT OPTIONS CAN I CHOOSE? CONTINUED
--------------------------------------------------------------------------------

   YOU CAN MAKE TRANSFERS OUT OF A FIXED INTEREST-RATE OPTION, OTHER THAN THE DCA OPTION, ONLY DURING THE 30-DAY PERIOD FOLLOWING THE END OF AN INTEREST RATE PERIOD. IF YOU TRANSFER MONEY FROM A MARKET-VALUE ADJUSTMENT OPTION AFTER THE 30-DAY PERIOD HAS ENDED, THE MONEY WILL BE SUBJECT TO A MARKET-VALUE ADJUSTMENT. TRANSFERS FROM THE DCA OPTION ARE MADE ON A PERIODIC BASIS FOR THE PERIOD THAT YOU SELECT.

   During the contract accumulation phase, you can make 12 transfers each contract year, among the investment options, without charge. If you make more than 12 transfers in one contract year, you will be charged $25 for each additional transfer. (Dollar Cost Averaging and Auto-Rebalancing transfers do not count toward the 12 free transfers per year.)

OTHER AVAILABLE FEATURES

DOLLAR COST AVERAGING FEATURE

The dollar cost averaging (DCA) feature is distinct from the DCA Option. It is a feature which allows you to systematically transfer either a fixed dollar amount or a percentage out of any variable investment option or the one-year fixed interest-rate option and into any variable investment option(s). You can transfer money to more than one variable investment option. The investment option used for the transfers is designated as the DCA account. If this feature is elected, your assets are not allocated to the DCA Option. You can have these automatic transfers made from the DCA account monthly, quarterly, semiannually or annually. By allocating amounts on a regular schedule instead of allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. Of course, there is no guarantee that dollar cost averaging will ensure a profit or protect against a loss in declining markets.

   Transfers must be at least $100 from your DCA account. After that, transfers will continue automatically until the entire amount in your DCA account has been transferred or until you tell us to discontinue the transfers. If your DCA account balance drops below $100, the entire remaining balance of the account will be transferred on the next transfer date. You can allocate subsequent purchase payments to re-open the DCA account at any time.

   Your transfers will be made on the last calendar day of each transfer period you have selected, provided that the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on a particular transfer date, the transfer will take effect on the next business day.

   Any transfers you make because of dollar cost averaging are not counted toward the 12 free transfers you are allowed per year. This feature is available only during the contract accumulation phase.

ASSET ALLOCATION PROGRAM

We recognize the value of having advice when deciding on the allocation of your money. If you choose to participate in the Asset Allocation Program, your financial professional will give you a questionnaire to complete that will help determine a program that is appropriate for you. Your asset allocation will be prepared based on your answers to the questionnaire. You will not be charged for this service and you are not obligated to participate or to invest according to program recommendations.

--------------------------------------------------------------------------------
 20

                                                                         PART II
DISCOVERY SELECT PROSPECTUS  SECTIONS 1-9
--------------------------------------------------------------------------------

AUTO-REBALANCING

Once your money has been allocated among the variable investment options, the actual performance of the investment options may cause your allocation to shift. For example, an investment option that initially holds only a small percentage of your assets could perform much better than another investment option. Over time, this option could increase to a larger percentage of your assets than you desire. You can direct us to automatically rebalance your assets to return to your original allocation or to change allocations by selecting the Auto-Rebalancing feature. The fixed interest-rate options and the DCA account cannot participate in this feature.

   Your rebalancing will be done monthly, quarterly, semiannually or annually based on your choice. The rebalancing will be done on the last calendar day of the period you have chosen, provided that the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on that date, the rebalancing will take effect on the next business day.

   Any transfers you make because of Auto-Rebalancing are not counted toward the 12 free transfers you are allowed per year. This feature is available only during the contract accumulation phase. If you choose auto-rebalancing and dollar cost averaging, auto-rebalancing will take place after the transfers from your DCA account.

VOTING RIGHTS

We are the legal owner of the shares in the mutual funds associated with the variable investment options. However, we vote the shares of the mutual funds according to voting instructions we receive from contractowners. We will mail you a proxy which is a form you need to complete and return to us to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We will vote the shares for which we do not receive instructions, and shares that we own, in the same proportion as the shares for which instructions are received. We may change the way your voting instructions are calculated if it is required by federal regulation.

SUBSTITUTION

We may substitute one or more of the mutual funds used by the variable investment options. We may also cease to allow investments in existing funds. We would do this only if events such as investment policy changes or tax law changes make the mutual fund unsuitable. We would not do this without the approval of the Securities and Exchange Commission and necessary state insurance department approvals. You will be given specific notice in advance of any substitution we intend to make.

--------------------------------------------------------------------------------

                                                                         PART II
DISCOVERY SELECT PROSPECTUS  SECTIONS 1-9

        3:

WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE

        INCOME PHASE? (ANNUITIZATION)
--------------------------------------------------------------------------------

PAYMENT PROVISIONS

The annuitant can begin receiving annuity payments any time after the first contract anniversary. Annuity payments must begin no later than the contract anniversary that coincides with or follows the annuitant's 90th birthday.

   You may choose among the income plans described below at any time before the annuity date. These plans are called annuity options. During the income phase, all of the annuity options under this contract are fixed annuity options. This means that your participation in the variable investment options ends on the annuity date. If you have not selected an annuity option by the annuity date, the Interest Payment Option (Option 3, described below) will automatically be selected unless prohibited by applicable law. ONCE THE ANNUITY PAYMENTS BEGIN, YOU CANNOT CHANGE THE ANNUITY OPTION.

OPTION 1
ANNUITY PAYMENTS FOR A FIXED PERIOD

Under this option, we will make equal payments for a period you choose, up to 25 years. The annuity payments may be made monthly, quarterly, semiannually, or annually for as long as the annuitant is alive. If the annuitant dies during the income phase, a lump sum payment will be made to the beneficiary. The amount of the lump sum payment is determined by calculating the present value of the unpaid future payments. This is done by using the interest rate used to compute the actual payments. The interest rate used will always be at least 3.50% a year. For payment periods of 10 years or more, we will waive any withdrawal charges that otherwise would have been applied.

OPTION 2
LIFE ANNUITY WITH 120 PAYMENTS (10 YEARS) CERTAIN

Under this option, we will make annuity payments to the annuitant monthly, quarterly, semiannually, or annually as long as the annuitant is alive. If the annuitant dies before we have made 10 years worth of payments, we will pay the beneficiary the present value of the remaining annuity payments in one lump sum unless the annuitant has specifically instructed that the remaining monthly annuity payments continue to be paid to the beneficiary. The present value of the remaining annuity payments is calculated by using the interest rate used to compute the amount of the original 120 payments. The interest rate used will always be at least 3.50% a year.

OPTION 3
INTEREST PAYMENT OPTION

Under this option, you can choose to have us hold all or a portion of your contract value in order to accumulate interest. You can receive interest payments on a monthly, quarterly, semiannual, or annual basis or you can allow the interest to accrue on your contract assets. If you have not selected an annuity option by the annuity date, this is the option we will automatically select for you, unless prohibited by applicable law. Under this option, we will pay you interest at an effective rate of at least 3.0% a year.

   This option is not available if your contract is held in an Individual Retirement Account.

OPTION 4
OTHER ANNUITY OPTIONS

We currently offer a variety of other annuity options not described above. At the time you choose to receive your annuity payments, we may make available to you any of the fixed annuity options that are offered at your annuity date.

   You should be aware that depending on your contract date and the annuity option you choose, you may have to pay withdrawal charges.

--------------------------------------------------------------------------------
 22

                                                                         PART II
DISCOVERY SELECT PROSPECTUS  SECTIONS 1-9

        4:

WHAT IS THE

        DEATH BENEFIT?
--------------------------------------------------------------------------------

THE DEATH BENEFIT FEATURE PROTECTS THE VALUE OF THE CONTRACT FOR THE
BENEFICIARY.

BENEFICIARY

The beneficiary is the person(s) or entity you name to receive any death benefit. The beneficiary is named at the time the contract is issued, unless you change it at a later date. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before the annuitant or last surviving annuitant dies.

CALCULATION OF THE DEATH BENEFIT

If the annuitant (or the last surviving annuitant, if there are co-annuitants) dies during the accumulation phase, we will, upon receiving appropriate proof of death, pay a death benefit to the beneficiary designated by the contractowner. If death is prior to age 80, the beneficiary will receive the greater of the following:

- Current value of your contract (as of the time we receive appropriate proof of death); or

- Guaranteed Minimum Death Benefit--This is the highest value of the contract on any contract anniversary date. This is called the step-up value. Between anniversary dates, the step-up value is only increased by additional purchase payments and reduced proportionally by withdrawals.

   If death occurs on or after age 80, the beneficiary will receive the greater of: 1) the current contract value as of the date that due proof of death is received, and 2) the Guaranteed Minimum Death benefit as of age 80, increased by additional purchase payments, and reduced proportionally by the withdrawals. For this purpose, an annuitant is deemed to reach age 80 on the contract anniversary on or following the annuitant's actual 80th birthday.

   If the sole or older annuitant is age 80 or older at the time the contract is issued, upon death, the beneficiary will receive the greater of: 1) current contract value as of the date that due proof of death is received; and 2) the total purchase payments reduced proportionally by withdrawals.

   Here is an example of a proportional reduction:

   If an owner withdrew 50% of a contract valued at $100,000 and if the step-up value was $80,000, the new step-up value following the withdrawal would be $40,000 or 50% of what it had been prior to the withdrawal.

   If the contractowner and annuitant are not the same, the death benefit is payable only in the event of the death of a sole annuitant or last surviving annuitant, not the death of the contractowner.

   This death benefit was enhanced in January, 1998, to provide for the Guaranteed Minimum Death Benefit. Certain contractowners must have elected an endorsement in order for this enhanced death benefit to apply. See the Statement of Additional Information (SAI) for details.

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                                                                              23

                                                                         PART II
DISCOVERY SELECT PROSPECTUS  SECTIONS 1-9

        5:

HOW CAN I PURCHASE A

        DISCOVERY SELECT CONTRACT?
--------------------------------------------------------------------------------

PURCHASE PAYMENTS

A purchase payment is the amount of money you give us to purchase the contract. The minimum purchase payment is $10,000. You can make additional purchase payments of at least $1,000 or more at any time during the accumulation phase. You must get our prior approval for any purchase payments over $2 million.

ALLOCATION OF PURCHASE PAYMENTS

When you purchase a contract, we will allocate your purchase payment among the variable investment options and the fixed interest-rate options based on the percentages you choose. The percentage of your allocation to a specific investment option can range in whole percentages from 0% to 100%. If, after the initial invested purchase payment, we receive a purchase payment without allocation instructions, we will allocate the corresponding invested purchase payment in the same proportion as your most recent purchase payment (unless you directed us to allocate that purchase payment on a one-time-only basis). (If you allocated all or part of your initial payment to the DCA Fixed Option and do not change your allocation instructions, we will treat your allocation instructions for the DCA Fixed Option as part of your allocation instructions for all subsequent purchase payments.) You may submit an allocation change request at any time. Contact the Prudential Annuity Service Center for details.

   We will credit the initial purchase payment to your contract within two business days from the day on which the payment is received at the Prudential Annuity Service Center. Our business day usually closes at 4:00 p.m. Eastern time. If, however, your first payment is made without enough information for us to set up your contract we may need to contact you to get the required information. If we are not able to get this information within five business days we will either return your purchase payment or get your consent to continue holding it until we receive the necessary information. We will generally credit each subsequent purchase payment as of the business day we receive it in good order.

CALCULATING CONTRACT VALUE

The value of the variable portion of your contract will go up or down depending on the investment performance of the variable investment option(s) you choose. To determine the value of your contract, we use a unit of measure called an accumulation unit. An accumulation unit works like a share of a mutual fund.

   Every day we determine the value of an accumulation unit for each of the variable investment options. We do this by:

1) Adding up the total amount of money allocated to a specific investment option;

2) Subtracting from that amount insurance charges and any other applicable charges; and

3) Dividing this amount by the number of outstanding accumulation units.

   When you make a purchase payment, we credit your contract with accumulation units relating to the variable investment options you have chosen. The number of accumulation units credited to your contract is determined by dividing the amount of the purchase payment allocated to an investment option by the unit price of the accumulation unit for that investment option. We calculate the unit price for each investment option after the New York Stock Exchange closes each day and then credit your contract. The value of the accumulation units can increase, decrease, or remain the same from day to day. The Accumulation Unit Values chart provided in Appendix A to this prospectus gives you more detailed information about the accumulation units of the variable investment options.

   We cannot guarantee that the value of your contract will increase or that it will not fall below the amount of your total purchase payments. However, we do guarantee a minimum interest rate of 3.0% a year on that portion of the contract value allocated to the fixed interest-rate options.
--------------------------------------------------------------------------------
 24

                                                                         PART II
DISCOVERY SELECT PROSPECTUS  SECTIONS 1-9

        6:
WHAT ARE THE EXPENSES ASSOCIATED WITH THE

        DISCOVERY SELECT CONTRACT?
--------------------------------------------------------------------------------

THERE ARE CHARGES AND OTHER EXPENSES ASSOCIATED WITH THE CONTRACT THAT REDUCE THE RETURN ON YOUR INVESTMENT. THESE CHARGES AND EXPENSES ARE DESCRIBED BELOW.

INSURANCE CHARGES

Each day, we makes a deduction for its insurance charges. The insurance charges have two parts:

1) Mortality and expense risk charge

2) Administrative expense charge

1) MORTALITY AND EXPENSE RISK CHARGE

The mortality risk charge is for assuming the risk that the annuitant(s) will live longer than expected based on our life expectancy tables. When this happens, we pay a greater number of annuity payments. The expense risk charge is for assuming that the current charges will be insufficient in the future to cover the cost of administering the contract.

   The mortality and expense risk charge is equal, on an annual basis, to 1.25% of the daily value of the contract invested in the variable investment options, after expenses have been deducted. This charge is not assessed against amounts allocated to the interest-rate options.

   If the charges under the contract are not sufficient, then we will bear the loss. We do, however, expect to profit from this charge. The mortality and expense risk charge cannot be increased. Any profits made from this charge may be used by us to pay for the costs of distributing the contracts.

2) ADMINISTRATIVE EXPENSE CHARGE

This charge is for the expenses associated with the administration of the contract. The administration of the contract includes preparing and issuing the contract, establishing and maintaining contract records, issuing confirmations and annual reports, personnel costs, legal and accounting fees, filing fees, and systems costs.

   This charge is equal, on an annual basis, to 0.15% of the daily value of the contract invested in the variable investment options, after expenses have been deducted.

ANNUAL CONTRACT FEE

During the accumulation phase, if your contract value is less than $50,000, we will deduct $30 per contract year (this fee may differ in certain states). This annual contract fee is used for administrative expenses and cannot be increased. The $30 charge will be deducted proportionately from each of the contract's investment options. This charge will also be deducted when you surrender your contract if your contract value is less than $50,000.

WITHDRAWAL CHARGE

During the accumulation phase you can make withdrawals from your contract. When you make a withdrawal, money will be taken first from your purchase payments for purposes of determining withdrawal charges. When your purchase payments have been used up, then we will take the money from your earnings. You will not have to pay any withdrawal charge when you withdraw your earnings.

   The withdrawal charge is for the payment of the expenses involved in selling and distributing the contracts, including sales commissions, printing of prospectuses, sales administration, preparation of sales literature and other promotional activities. If the contract is sold under circumstances that reduce the sales expenses, we may reduce or eliminate the withdrawal charge. For example, a large group of individuals purchasing contracts or an individual who already has a relationship with us may receive such a reduction.

   You can withdraw up to 10% of your total purchase payments each contract year without paying a withdrawal charge. This amount is referred to as the "charge-free amount." If any of the charge-free amount is not used during a contract year, it will be carried over to the next contract year. During the first seven contract years, if your withdrawal of purchase payments is more than the charge-free amount, a
--------------------------------------------------------------------------------

                                                                         PART II
DISCOVERY SELECT PROSPECTUS  SECTIONS 1-9

        6:
WHAT ARE THE EXPENSES ASSOCIATED WITH THE DISCOVERY SELECT CONTRACT? CONTINUED
--------------------------------------------------------------------------------

withdrawal charge will be applied. This charge is based on your contract date.

   The following table shows the percentage of withdrawal charges that would apply:

PERCENTAGE OF APPLICABLE WITHDRAWAL CHARGES
------------------------------------------------------------

During contract year 1              7%
During contract year 2              6%
During contract year 3              5%
During contract year 4              4%
During contract year 5              3%
During contract year 6              2%
During contract year 7              1%
After that                          0%

   Note: As of the beginning of the contract year, you may withdraw up to 10% of the total purchase payments plus any charge-free amount carried over from the previous contract year without charge. There is no withdrawal charge on any amount used to provide income under the Life Annuity with 120 Payments (10 years) Certain Option. Surrender charges are waived when a death benefit is paid. There will be a reduction in the withdrawal charge for contracts issued to contractowners whose age is 84 and older.

PREMIUM TAXES

Some states and/or municipalities charge premium taxes or similar taxes. We are responsible for the payment of these taxes and will make a deduction from the value of the contract to pay them. Some of these taxes are due when the contract is issued, others are due when annuity payments begin. It is our current practice not to impose a charge for these taxes until annuity payments begin. In the few states that impose a tax, the current rates range up to 5.0%. If, in the future, we are charged for additional taxes that are based on purchase payments, that charge may be passed on to contractholders.

TRANSFER FEE

You can make 12 free transfers every year. We measure a year from the date we issue your contract (contract date). If you make more than 12 transfers in a year (excluding Dollar Cost Averaging and Auto-Rebalancing), we will deduct a transfer fee of $25 for each additional transfer. The transfer fee will be deducted proportionately from all the affected investment options. The transfer fee is deducted before the market value adjustment, if any, is calculated.

COMPANY TAXES

We will pay the taxes on the earnings of the Separate Account. We are not currently charging the Separate Account for taxes. We will periodically review the issue of charging the Separate Account for these taxes, and may impose such a charge in the future.

--------------------------------------------------------------------------------
 26

                                                                         PART II
DISCOVERY SELECT PROSPECTUS  SECTIONS 1-9

        7:

HOW CAN I

        ACCESS MY MONEY?
--------------------------------------------------------------------------------

YOU CAN ACCESS YOUR MONEY BY:

-  MAKING A WITHDRAWAL (EITHER PARTIAL OR COMPLETE); OR

-  ELECTING TO RECEIVE ANNUITY PAYMENTS DURING THE INCOME PHASE.

YOU CAN MAKE WITHDRAWALS ONLY DURING THE ACCUMULATION PHASE

When you make a complete withdrawal, you will receive the value of your contract on the day you made the withdrawal, less any applicable charges. We will calculate the value of your contract, and charges, if any, as of the date we receive your request in good order at the Prudential Annuity Service Center.

   Unless you tell us otherwise, any partial withdrawal will be made proportionately from all of the affected investment options and interest-rate options you have selected. You will need our consent to make a partial withdrawal if the requested withdrawal is less than $500.

   We will generally pay the withdrawal amount, less any required tax withholding, within seven days after we receive a properly completed withdrawal request. We will deduct applicable charges, and apply a market-value adjustment, if any, from the assets in your contract.

   INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO ANY WITHDRAWAL YOU MAKE. FOR A MORE COMPLETE EXPLANATION, SEE SECTION 8 OF THIS PROSPECTUS AND THE TAX DISCUSSION IN THE STATEMENT OF ADDITIONAL INFORMATION.

AUTOMATED WITHDRAWALS

We offer an Automated Withdrawal feature. This feature enables you to receive periodic withdrawals in monthly, quarterly, semiannual or annual intervals. We will process your withdrawals at the end of the business day at the intervals you specify. We will continue at these intervals until you tell us otherwise.

   You can make withdrawals from any designated investment option or proportionally from all investment options. Market-value adjustments may apply. Withdrawal charges may be deducted if the withdrawals in any contract year are more than the charge-free amount. The minimum automated withdrawal amount you can make is $250.

   INCOME TAXES AND A 10% PENALTY TAX ON EARNINGS MAY APPLY TO AUTOMATED WITHDRAWALS AS WELL AS ANY OTHER WITHDRAWALS MADE FROM YOUR CONTRACT.

SUSPENSION OF PAYMENTS OR TRANSFERS

We may be required to suspend or postpone payments made in connection with withdrawals or transfers for any period when:

- The New York Stock Exchange is closed (other than customary weekend and holiday closings);

-  Trading on the New York Stock Exchange is restricted;

- An emergency exists during which sales of shares of the mutual funds are not reasonable or we cannot reasonably value the accumulation units; or

- The Securities and Exchange Commission, by order, permits suspension or postponement of payments for the protection of owners.

We expect to pay the amount of any withdrawal or transfer made from the interest-rate options promptly upon request.

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                                                                              27

                                                                         PART II
DISCOVERY SELECT PROSPECTUS  SECTIONS 1-9

        8:
WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE

        DISCOVERY SELECT CONTRACT?
--------------------------------------------------------------------------------

The tax considerations associated with the Discovery Select contact vary depending on whether the contract is (i) owned by an individual and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored plan. We discuss the tax considerations for these categories of contracts below. The discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. It is not intended as tax advice. A qualified tax adviser should be consulted for complete information and advice.

CONTRACTS OWNED BY INDIVIDUALS (NOT ASSOCIATED WITH TAX FAVORED RETIREMENT
PLANS)

TAXES PAYABLE BY YOU

We believe the contract is an annuity contract for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the contract.

   Generally, annuity contracts issued by the same company (and affiliates) to you during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below.

TAXES ON WITHDRAWALS AND SURRENDER

If you make a withdrawal from your contract or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of purchase payments, until all gain has been withdrawn.

   If you assign all or part of your contract as collateral for a loan, the part assigned will be treated as a withdrawal. Also, if you elect the interest payment option, you will be treated, for tax purposes, as surrendering your contract.

   If you transfer your contract for less than full consideration, such as by gift, you will trigger tax on the gain in the contract. This rule does not apply if you transfer the contract to your spouse or incident to divorce.

TAXES ON ANNUITY PAYMENTS

A portion of each annuity payment you receive will be treated as a partial return of your purchase payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your purchase payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the contract.

   After the full amount of your purchase payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the annuitant before the full amount of your purchase payments have been recovered, a tax deduction is allowed for the unrecovered amount.

PENALTY TAXES ON WITHDRAWALS AND ANNUITY PAYMENTS

Any taxable amount you receive under your contract may be subject to a 10 percent penalty tax. Amounts are not subject to this penalty tax if:

-  the amount is paid on or after you reach age 59 1/2 or die;

-  the amount received is attributable to your becoming disabled;

- the amount paid or received is in the form of level annuity payments not less frequently than annually under a lifetime annuity; and

- the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase).

   If you modify the lifetime annuity payment stream (other than as a result of death or disability) before you reach age 59 1/2 (or before the end of the five year period beginning with the first payment and ending after you reach age
59 1/2), your tax for the year of modification will be increased by the penalty tax that would have been imposed without the exception, plus interest for the deferral.

--------------------------------------------------------------------------------
 28

                                                                         PART II
DISCOVERY SELECT PROSPECTUS  SECTIONS 1-9
--------------------------------------------------------------------------------

TAXES PAYABLE BY BENEFICIARIES

Generally, the same tax rules apply to amounts received by your beneficiary as those set forth above with respect to you. The election of an annuity payment option instead of a lump sum death benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below.

WITHHOLDING OF TAX FROM DISTRIBUTIONS

Taxable amounts distributed from your annuity contracts are subject to tax withholding. You may generally elect not to have tax withheld from your payments. These elections must be made on the appropriate forms that we provide.

ANNUITY QUALIFICATION

DIVERSIFICATION AND INVESTOR CONTROL In order to qualify for the tax rules applicable to annuity contracts described above, the contract must be an annuity contract for tax purposes. This means that the assets underlying the annuity contract must be diversified, according to certain rules. It also means that we, and not you as the contractowner, must have sufficient control over the underlying assets to be treated as the owner of the underlying assets for tax purposes. We believe these rules, which are further discussed in the Statement of Additional Information, will be met.

REQUIRED DISTRIBUTIONS UPON YOUR DEATH Upon your death (or the death of a joint owner, if earlier), certain distributions must be made under the contract. The required distributions depend on whether you die on or before you start taking annuity payments under the contract or after you start taking annuity payments under the contract.

   If you die on or after the annuity date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

   If you die before the annuity date, the entire interest in the contract must be distributed within 5 years after the date of death. However, if an annuity payment option is selected by your designated beneficiary and if annuity payments begin within 1 year of your death, the value of the contract may be distributed over the beneficiary's life or a period not exceeding the beneficiary's life expectancy. Your designated beneficiary is the person to whom ownership of the contract passes by reason of death, and must be a natural person.

   If any portion of the contract is payable to (or for the benefit of) your surviving spouse, such portion of the contract may be continued with your spouse as the owner.

CHANGES IN THE CONTRACT We reserve the right to make any changes we deem necessary to assure that the contract qualifies as an annuity contract for tax purposes. Any such changes will apply to all contractowners and you will be given notice to the extent feasible under the circumstances.

ADDITIONAL INFORMATION

You should refer to the Statement of Additional Information if:

- The contract is held by a corporation or other entity instead of by an individual or as agent for an individual.

- Your contract was issued in exchange for a contract containing purchase payments made before August 14, 1982.

-  You are a nonresident alien.

- You transfer your contract to, or designate, a beneficiary who is either 37 1/2 years younger than you or a grandchild.

-  You wish additional information on withholding taxes.

CONTRACTS HELD BY TAX FAVORED PLANS

Currently, the contract may be purchased for use in connection with individual retirement accounts and annuities ("IRAs") which are subject to Sections 408(a), 408(b) and 408A of the Code. At some future time we may allow the contract to be purchased in connection with other retirement arrangements which are also entitled to favorable federal income tax treatment ("tax favored plans"). These other tax favored plans include:
--------------------------------------------------------------------------------

                                                                         PART II
DISCOVERY SELECT PROSPECTUS  SECTIONS 1-9

        8:
TAX CONSIDERATIONS ASSOCIATED WITH THE DISCOVERY SELECT CONTRACT CONTINUED
--------------------------------------------------------------------------------

-  Simplified employee pension plans ("SEPs") under Section 408(k) of the Code;

- Saving incentive match plans for employees-IRAs ("SIMPLE-IRAs") under Section 408(p) of the Code; and

-  Tax-deferred annuities ("TDAs") under Section 403(b) of the Code.

   This description assumes that (i) we will be offering this to both IRA and non-IRA tax favored plans, and (ii) you have satisfied the general requirements for eligibility for these products.

   You should be aware that tax favored plans such as IRAs generally provide tax deferral regardless whether they invest in annuity contracts. This means that when a tax favored plan invests in an annuity contract, it generally does not result in any additional tax deferral benefits.

IRAS If you buy a contract for use as an IRA, we will provide you a copy of the prospectus and the contract. The IRA Disclosure Statement on page 41 contains information about eligibility, contribution limits, tax particulars and other IRA information. In addition to this information (some of which is summarized below), the IRS requires that you have a "free look" after making an initial contribution to the contract. During this time, you can cancel the contract by notifying us in writing, and we will refund all of the purchase payments under the contract (or, if greater, the amount credited under the contract, calculated as of the valuation period that we receive this cancellation notice).

   Contributions Limits/Rollovers: Because of the way the contract is designed, you may only purchase a contract for an IRA in connection with a "rollover" of amounts from a qualified retirement plan. You must make a minimum initial payment of $10,000 to purchase a contract. This minimum is greater than the maximum amount of any annual contribution you may make to an IRA (which is generally $2,000/year). The "rollover" rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally "roll over" certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy the contract, you can make regular IRA contributions under the contract (to the extent permitted by law). However, if you make such regular IRA contributions, you should note that you will not be able to treat the contract as a "conduit IRA," which means that you will not be able subsequently to "roll over" the contract funds into another
Section 401(a) plan or TDA (although you may be able to transfer the funds to another IRA).

   Required Provisions: Contracts that are IRAs (or endorsements that are part of the contract) must contain certain provisions:

- You, as owner of the contract, must be the "annuitant" under the contract (except in certain cases involving the division of property under a decree of divorce);

-  Your rights as owner are non-forfeitable;

-  You cannot sell, assign or pledge the contract, other than to us;

- The annual premium you pay cannot be greater than $2,000 (which does not include any rollover amounts);

- The date on which annuity payments must begin cannot be later than the April 1st of the calendar year after the calendar year you turn age 70 1/2; and

- Death and annuity payments must meet "minimum distribution requirements" (described below).

   Usually, the full amount of any distribution from an IRA (including a distribution from this contract) which is not a rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:

-  A 10% "early distribution penalty" (described below);

- Liability for "prohibited transactions" if you, for example, borrow against the value of an IRA; or

-  Failure to take a minimum distribution (also generally described below).
--------------------------------------------------------------------------------
 30

                                                                         PART II
DISCOVERY SELECT PROSPECTUS  SECTIONS 1-9
--------------------------------------------------------------------------------

SEPS SEPs are a variation on a standard IRA, and contracts issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:

- If you participate in a SEP, you generally do not include into income any employer contributions made to the SEP on your behalf up to the lesser of (a) $30,000 or (b) 15% of the employee's earned income (not including the employer contribution amount as "earned income" for these purposes). However, for these purposes, compensation in excess of certain limits established by IRS will not be considered. In 2000, this limit is $170,000;

- SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and

- Some SEPs for small employers permit salary deferrals (up to $10,500 in 2000) with the employer making these contributions to the SEP. However, no new "salary reduction" or "SAR-SEPs" can be established after 1996.

   You will also be provided the same information, and have the same "free look" period, as you would have if you were purchasing the contract for a standard IRA.

SIMPLE-IRAS SIMPLE-IRAs are another variation on the standard IRA, available to small employers (under 100 employees, on a "controlled group" basis) that do not offer other tax favored plans. SIMPLE-IRAs are also subject to the same basic IRA requirements with the following exceptions:

- Participants in a SIMPLE-IRA may contribute up to $6,000 (in 2000, indexed), as opposed to the usual $2,000 limit, and employer contributions may also be provided as either a match (up to 3% of your compensation); and

-  SIMPLE -IRAs are not subject to the SEP nondiscrimination rules.

ROTH IRAS Congress amended the Code in 1997 to add a new Section 408A, creating the "Roth IRA" as a new type of individual retirement plan. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:

-  Contributions to a Roth IRA cannot be deducted from your gross income;

- "Qualified distributions" (generally, held for 5 years and payable on account of death, disability, attainment of age 59 1/2, or first time-homebuyer) from Roth IRAs are excludable from your gross income; and

- If eligible, you may make contributions to a Roth IRA after attaining age 70 1/2, and distributions are not required to begin upon attaining such age or at any time thereafter.

   Because the contract's minimum initial payment of $10,000 is greater than the maximum annual contribution permitted to be made to a Roth IRA (generally, $2,000 less any contributions to a traditional IRA), you may purchase a contract as a Roth IRA only in connection with a "rollover" or "conversion" of the proceeds of another traditional IRA, conduit IRA, SEP, SIMPLE-IRA, or Roth IRA. The Code permits persons who meet certain income limitations (generally, adjusted gross income under $100,000), and who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a "rollover" of all or any part of the amount of such distribution to a Roth IRA which they establish. This conversion triggers current taxation (but is not subject to a 10% early distribution penalty). Once the contract has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law.

TDAS You may own a TDA generally if you are either an employer or employee of a tax-exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, you may make contributions to a TDA so long as the employee's rights to the annuity are nonforfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement, generally up to a maximum of $10,500 (2000, indexed). Further, you may roll over TDA amounts to another TDA or an IRA.
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                                                                         PART II
DISCOVERY SELECT PROSPECTUS  SECTIONS 1-9

        8:
TAX CONSIDERATIONS ASSOCIATED WITH THE DISCOVERY SELECT CONTRACT CONTINUED
--------------------------------------------------------------------------------

   A contract may only qualify as a TDA if distributions (other than "grandfathered" amounts held as of December 31, 1988) may be made only on account of:

-  Your attainment of age 59 1/2;

-  Your severance of employment;

-  Your death;

-  Your total and permanent disability; OR

- Hardship (under limited circumstances, and only related to salary deferrals and any earnings attributable to these amounts).

   In any event, you must begin receiving distributions from your TDA by April 1st of the calendar year after the calendar year you turn age 70 1/2 or retire, whichever is later.

   These distribution limits do not apply either to transfers or exchanges of investments under the contract, or to any "direct transfer" of your interest in the contract to another TDA or to a mutual fund "custodial account" described under Code Section 403(b)(7).

   Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to "qualified" retirement plans.

MINIMUM DISTRIBUTION OPTION

If you hold the contract under an IRA or other tax favored plan, you can satisfy the IRS minimum distribution requirements described above (generally, distribution after age 70 1/2) under the contract without either annuitizing or "cash surrendering" a portion of the contract. You, as owner of the contract, can select either a "calculation" or "recalculation" method to determine the minimum distribution. We will send you a check for the minimum distribution amount, less any other partial withdrawals that you made during the year. More information on the mechanics of this calculation is available on request.

PENALTY FOR EARLY WITHDRAWALS

You may owe a 10% penalty tax to the taxable part of distributions received from an IRA, SEP, SIMPLE-IRA (which may increase to 25%), Roth IRA, TDA or qualified retirement plan before you attain age 59 1/2. There are only limited exceptions to this tax, and you should consult your tax adviser for further details.

WITHHOLDING

The Code requires a mandatory 20% federal income tax withholding for certain distributions from a TDA or qualified retirement plan, unless the distribution is an eligible rollover contribution that is "directly" rolled into another qualified plan, IRA (including the IRA variations described above) or TDA. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:

- For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with 3 exemptions; and

-  For all other distributions, you will be withheld at a 10% rate.

   We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes.

ERISA DISCLOSURE/REQUIREMENTS

ERISA (the "Employee Retirement Income Security Act of 1974") and the Code prevents a fiduciary and other "parties in interest" with respect to a plan (and, for these purposes, an IRA would also constitute a "plan") from receiving any benefit from any party dealing with the plan, as a result of the sale of the contract Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans,
--------------------------------------------------------------------------------
 32

                                                                         PART II
DISCOVERY SELECT PROSPECTUS  SECTIONS 1-9
--------------------------------------------------------------------------------

provided that certain information is disclosed to the person purchasing the contract. This information has to do primarily with the fees, charges, discounts and other costs related to the contract, as well as any commissions paid to any agent selling the contract.

   Information about any applicable fees, charges, discounts, penalties or adjustments may be found under "What Are the Expenses Associated with the Discovery Select Contract" starting on page 25. Information about sales representatives and commissions may be found under "Other Information" and "Sale and Distribution of the Contract".

   In addition, other relevant information required by the exemptions is contained in the contract and accompanying documentation. Please consult your tax advisor if you have any additional questions.

ADDITIONAL INFORMATION

For additional information about the requirements of federal tax law applicable to tax favored plans, see the "IRA Disclosure Statement" on page 41.

--------------------------------------------------------------------------------

                                                                         PART II
DISCOVERY SELECT PROSPECTUS  SECTIONS 1-9

        9:

OTHER

        INFORMATION
--------------------------------------------------------------------------------

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Pruco Life Insurance Company of New Jersey is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. Pruco Life of New Jersey is licensed to sell life insurance and annuities in the states of New Jersey and New York and therefore is subject to the insurance laws and regulations of those states where it is licensed to do business. Pruco Life of New Jersey is a wholly-owned subsidiary of Pruco Life Insurance Company, which is a wholly-owned subsidiary of The Prudential Life Insurance Company of America (Prudential), a mutual insurance company founded in 1875 under the laws of the State of New Jersey.

   Pruco Life of New Jersey publishes annual and quarterly reports that are filed with the SEC. These reports contain financial information about Pruco Life of New Jersey that is annually audited by independent accountants. The most recent annual report is contained in the SAI. While Pruco Life of New Jersey's annual report is not ordinarily mailed to contractholders, you can obtain a copy at no cost by calling us at our number listed on the cover. This information, together with all the more current reports filed with the SEC as required by section 15 of the Exchange Act of 1934, is legally a part of this prospectus.

   Prudential is currently considering reorganizing itself into a publicly traded stock company through a process known as "demutualization." On February 10, 1998, the company's Board of Directors authorized management to take preliminary steps necessary to allow the company to demutualize. On July 1, 1998, legislation was enacted in New Jersey that would permit this conversion to occur and that specified the process for conversion. Demutualization is a complex process involving development of a plan of reorganization, adoption of a plan by the company's Board of Directors, a public hearing, voting by qualified policyholders and regulatory approval. Prudential is working toward completing this process in 2001 and currently expects adoption by the Board of Directors to take place in the latter part of 2000. However, there is no certainty that the demutualization will be completed in this timeframe or that the necessary approvals will be obtained. Also it is possible that after careful review, Prudential could decide not to demutualize or could decide to delay its plans.

   The plan of reorganization, which has not been developed and approved, would provide the criteria for determining eligibility and the methodology for allocating shares or other consideration to those who would be eligible. Generally the amount of shares or other consideration eligible customers would receive would be based on a number of factors, including types, amounts and issue years of the policies. As a general rule, owners of Prudential-issued insurance policies and annuity contracts would be eligible, provided that their policies were in force on the date Prudential's Board of Directors adopted a plan of reorganization, while mutual fund customers and customers of the company's subsidiaries (such as the Pruco Life insurance companies) would not be. It has not yet been determined whether any exceptions to that general rule will be made with respect to policyholders and contractholders of Prudential's subsidiaries. This does not constitute a proposal, offer, solicitation or recommendation regarding any plan of reorganization that may be proposed or a recommendation regarding the ownership of any stock that could be issued in connection with any such demutualization.

THE SEPARATE ACCOUNT

We have established a separate account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (Separate Account), to hold the assets that are associated with the contracts. The Separate Account was established under New Jersey law on May 20, 1996, and is registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940, as a unit investment trust, which is a type of investment company. The assets of the Separate Account are held in the name of Pruco Life of New Jersey and legally belong to us. These assets are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct. More detailed information about
--------------------------------------------------------------------------------
 34

                                                                         PART II
DISCOVERY SELECT PROSPECTUS  SECTIONS 1-9
--------------------------------------------------------------------------------

Pruco Life of New Jersey, including its audited financial statements, is provided in the Statement of Additional Information.

SALE AND DISTRIBUTION OF THE CONTRACT

Prudential Investment Management Services LLC ("PIMS"), 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the contracts. PIMS is a wholly-owned subsidiary of Prudential and is a limited liability corporation organized under Delaware law in 1996. It is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. Commissions for the sales of contracts are paid to Prudential representatives and to other independent broker-dealers who sell the contracts, and do not reduce the amount of your investment. Registered representatives of independent broker-dealers may be paid on a different basis than those affiliated with PIMS.

ASSIGNMENT

You can assign the contract at any time during your lifetime. We will not be bound by the assignment until we receive written notice. We will not be liable for any payment or other action we take in accordance with the contract if that action occurs before we receive notice of the assignment. An assignment, like any other change in ownership, may trigger a taxable event.

   If the contract is issued under a qualified plan, there may be limitations on your ability to assign the contract. For further information please speak to your financial professional.

FINANCIAL STATEMENTS

The financial statements of the Separate Account associated with Discovery Select are included in the Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION

Contents:

-  Company

-  Experts

-  Litigation

-  Legal Opinions

-  Principal Underwriter

-  Determination of Accumulation Unit Values

-  Performance Information

-  Comparative Performance Information

-  Further Information about the Death Benefit

-  Federal Tax Status

-  Financial Information

--------------------------------------------------------------------------------

                                                                         PART II
DISCOVERY SELECT PROSPECTUS  SECTIONS 1-9

ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------


ACCUMULATION UNIT VALUES: AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------

                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                         AT BEGINNING OF PERIOD           AT END OF PERIOD           OUTSTANDING AT END OF PERIOD
PRUDENTIAL DIVERSIFIED BOND PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         1/24/97* to 12/31/97                   $1.05924                      $1.13525                         4,451,359
         1/1/98 to 12/31/98                     $1.13525                      $1.19977                        28,376,932
         1/1/99 to 12/31/99                     $1.19977                      $1.17457                        45,438,932

PRUDENTIAL DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         1/1/99* to 12/31/99                    $0.99960                      $1.05128                         7,816,513

PRUDENTIAL EQUITY INCOME PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         1/24/97* to 12/31/97                   $1.24933                      $1.66167                         5,978,495
         1/1/98 to 12/31/98                     $1.66167                      $1.59960                        25,310,440
         1/1/99 to 12/31/99                     $1.59960                      $1.77516                        27,398,451

PRUDENTIAL EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         1/24/97* to 12/31/97                   $1.23280                      $1.48518                         9,062,852
         1/1/98 to 12/31/98                     $1.48518                      $1.60144                        27,877,412
         1/1/99 to 12/31/99                     $1.60144                      $1.77642                        38,608,928

PRUDENTIAL GLOBAL PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         1/24/97* to 12/31/97                   $1.20025                      $1.26079                         1,544,582
         1/1/98 to 12/31/98                     $1.26079                      $1.55516                         3,115,243
         1/1/99 TO 12/31/99                     $1.55516                      $2.27423                         6,113,646

PRUDENTIAL HIGH YIELD BOND PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         1/24/97* to 12/31/97                   $1.12690                      $1.25972                         5,397,207
         1/1/98 to 12/31/98                     $1.25972                      $1.21296                        23,777,679
         1/1/99 to 12/31/99                     $1.21296                      $1.25119                        28,531,566

PRUDENTIAL MONEY MARKET PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         1/24/97* to 12/31/97                   $1.04778                      $1.08688                         5,366,453
         1/1/98 to 12/31/98                     $1.08688                      $1.12985                        16,317,010
         1/1/99 to 12/31/99                     $1.12985                      $1.16977                        24,579,687

PRUDENTIAL JENNISON PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         1/24/97* to 12/31/97                   $1.19836                      $1.48006                         4,356,135
         1/1/98 to 12/31/98                     $1.48006                      $2.00651                        19,579,080
         1/1/99 to 12/31/99                     $2.00651                      $2.81446                        37,559,381

PRUDENTIAL SMALL CAPITALIZATION STOCK PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         9/1/98* to 12/31/98                    $1.02621                      $1.25353                           514,051
         1/1/99 to 12/31/99                     $1.25353                      $1.39319                         3,488,013

PRUDENTIAL STOCK INDEX PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         1/24/97* to 12/31/97                   $1.18151                      $1.48876                         8,543,943
         1/1/98 to 12/31/98                     $1.48876                      $1.88540                        25,485,050
         1/1/99 to 12/31/99                     $1.88540                      $2.24149                        38,786,276

                                           THIS CHART CONTINUES ON THE NEXT PAGE

--------------------------------------------------------------------------------
 36

                                                                         PART II
DISCOVERY SELECT PROSPECTUS  SECTIONS 1-9
--------------------------------------------------------------------------------

ACCUMULATION UNIT VALUES (CONTINUED): AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------

                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                         AT BEGINNING OF PERIOD           AT END OF PERIOD           OUTSTANDING AT END OF PERIOD
PRUDENTIAL 20/20 FOCUS PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         1/1/99* TO 12/31/99                    $0.99960                      $1.17842                         4,526,683

AIM VI GROWTH AND INCOME FUND
---------------------------------------------------------------------------------------------------------------------------------
         1/24/97* to 12/31/97                   $1.08005                      $1.28644                         2,414,429
         1/1/98 to 12/31/98                     $1.28644                      $1.61976                         5,636,579
         1/1/99 to 12/31/99                     $1.61976                      $2.14458                         8,448,068

AIM VI VALUE FUND
---------------------------------------------------------------------------------------------------------------------------------
         1/24/97* to 12/31/97                   $1.06636                      $1.27997                         2,687,877
         1/1/98 to 12/31/98                     $1.27997                      $1.67125                         6,623,349
         1/1/99 to 12/31/99                     $1.67125                      $2.14096                        13,867,703

AMERICAN CENTURY VP VALUE FUND
---------------------------------------------------------------------------------------------------------------------------------
         9/1/98* to 12/31/98                    $1.02098                      $1.17305                           122,871
         1/1/99 to 12/31/99                     $1.17305                      $1.14715                         2,092,340

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
---------------------------------------------------------------------------------------------------------------------------------
FRANKLIN SMALL CAP INVESTMENTS FUND--CLASS 2
---------------------------------------------------------------------------------------------------------------------------------

         9/1/98* to 12/31/98                    $1.00945                      $1.24477                           253,350
         1/1/99 to 12/31/99                     $1.24477                      $2.14040                         1,955,833

JANUS ASPEN SERIES GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         1/24/97* to 12/31/97                   $1.04112                      $1.22056                         2,360,624
         1/1/98 to 12/31/98                     $1.22056                      $1.63278                         6,145,905
         1/1/99 to 12/31/99                     $1.63278                      $2.31865                        13,375,166

JANUS ASPEN SERIES INTN'L GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         1/24/97* to 12/31/97                   $1.07728                      $1.23121                         3,626,939
         1/1/98 to 12/31/98                     $1.23121                      $1.42337                         7,490,614
         1/1/99 to 12/31/99                     $1.42337                      $2.55865                        10,899,400

MFS EMERGING GROWTH SERIES
---------------------------------------------------------------------------------------------------------------------------------
         1/24/97* to 12/31/97                   $0.99843                      $1.15186                         2,636,905
         1/1/98 to 12/31/98                     $1.15186                      $1.52386                         8,147,991
         1/1/99 to 12/31/99                     $1.52386                      $2.65585                        11,792,762

MFS RESEARCH SERIES
---------------------------------------------------------------------------------------------------------------------------------
         1/24/97* to 12/31/97                   $1.05478                      $1.21695                         2,159,262
         1/1/98 to 12/31/98                     $1.21695                      $1.48048                         4,582,935
         1/1/99 to 12/31/99                     $1.48048                      $1.81149                         5,510,866

OCC ACCUMULATION TRUST MANAGED PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         1/24/97* to 12/31/97                   $1.08859                      $1.26668                         7,302,011
         1/1/98 to 12/31/98                     $1.26668                      $1.34022                        21,770,163
         1/1/99 to 12/31/99                     $1.34022                      $1.38780                        23,288,748

--------------------------------------------------------------------------------

                                                                         PART II
DISCOVERY SELECT PROSPECTUS  SECTIONS 1-9

ACCUMULATION UNIT VALUES CONTINUED
--------------------------------------------------------------------------------


ACCUMULATION UNIT VALUES (CONTINUED): AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------

                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                         AT BEGINNING OF PERIOD           AT END OF PERIOD           OUTSTANDING AT END OF PERIOD
OCC ACCUMULATION TRUST SMALL CAP PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         1/24/97* to 12/31/97                   $1.05425                      $1.26710                         2,630,491
         1/1/98 to 12/31/98                     $1.26710                      $1.13668                         6,811,750
         1/1/99 to 12/31/99                     $1.13668                      $1.10051                         7,804,349

T. ROWE PRICE EQUITY INCOME PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         1/24/97* to 12/31/97                   $1.07051                      $1.33212                         3,846,266
         1/1/98 to 12/31/98                     $1.33212                      $1.43277                         9,576,908
         1/1/99 to 12/31/99                     $1.43277                      $1.46583                        11,645,491

T. ROWE PRICE INTN'L SERIES--INTN'L STOCK PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         1/24/97* to 12/31/97                   $1.02164                      $1.05690                         1,286,791
         1/1/98 to 12/31/98                     $1.05690                      $1.20747                         2,623,440
         1/1/99 to 12/31/99                     $1.20747                      $1.58765                         3,593,199

WARBURG PINCUS TRUST GLOBAL POST-VENTURE CAPITAL PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         1/24/97* to 12/31/97                   $0.98396                      $1.07018                           624,929
         1/1/98 to 12/31/98                     $1.07018                      $1.12410                         1,555,894
         1/1/99 to 12/31/99                     $1.12410                      $1.81263                         2,104,691

* COMMENCEMENT OF BUSINESS

--------------------------------------------------------------------------------
 38

                                                                         PART II
DISCOVERY SELECT PROSPECTUS  SECTIONS 1-9

MARKET-VALUE
        ADJUSTMENT FORMULA
--------------------------------------------------------------------------------

MARKET-VALUE ADJUSTMENT FORMULA

The Market-Value Adjustment, which is applied to withdrawals and transfers made at any time other than the 30-day period following the end of an interest rate period, involves three amounts:

1) The number of whole months remaining in the existing interest rate period.

2) The guaranteed interest rate.

3) The interest rate that Pruco Life declares for a duration of one year longer than the number of whole years remaining on the existing cell being withdrawn from.

STATED AS A FORMULA, THE MARKET VALUE IS EQUAL TO:
(M/12) X (R-C)

   NOT TO EXCEED +0.40 OR BE LESS THAN -0.40; WHERE,

-----------------------------------------------------
M    =    the number of whole months (not to be less
          than one) remaining in the interest-rate
          period
R    =    the Contract's guaranteed interest-rate
          expressed as a decimal. Thus 6.2% is
          converted to 0.062.
C    =    the interest-rate, expressed as a decimal,
          that Pruco Life declares for a duration
          equal to the number of whole years
          remaining in the present interest-rate
          period, plus 1 year as of the date the
          request for a withdrawal or transaction is
          received
-----------------------------------------------------

The Market-Value Adjustment is then equal to the Market Value Factor multiplied by the amount subject to a Market-Value Adjustment.

STEP BY STEP

THE STEPS BELOW EXPLAIN HOW A MARKET-VALUE ADJUSTMENT IS CALCULATED.

STEP 1: Divide the number of whole months left in the existing interest rate period (not to be less than one) by 12.

STEP 2: Divide the interest rate Pruco Life declares on the date the request for withdrawal or transfer is received for a duration of years equal to the whole number of years determined in Step 1, plus 1 additional year. Subtract this interest rate from the guaranteed interest rate. The result could be negative.

STEP 3: Multiply the results of Step 1 and Step 2. Again, the result could be negative. If the result is less than -0.4, use the value -0.4. If the result is in between -0.4 and 0.4, use the actual value. If the result is more than 0.4, use the value 0.4.

STEP 4: Multiply the result of Step 3 (which is the Market Value Factor) by the value of the amount subject to a Market-Value Adjustment. The result is the Market-Value Adjustment.

STEP 5: The result of Step 4 is added to the interest cell. If the Market-Value Adjustment is positive, the interest cell will go up in value. If the Market-Value Adjustment is negative, the interest cell will go down in value.

   DEPENDING UPON WHEN THE WITHDRAWAL REQUEST IS MADE, A WITHDRAWAL CHARGE MAY APPLY.

   THE FOLLOWING EXAMPLE WILL ILLUSTRATE THE APPLICATION OF A MARKET-VALUE ADJUSTMENT AND THE DETERMINATION OF THE WITHDRAWAL CHARGE:

SUPPOSE A CONTRACTOWNER MADE TWO INVESTED PURCHASE PAYMENTS, THE FIRST IN THE AMOUNT OF $10,000 ON DECEMBER 1, 1995, ALL OF WHICH WAS ALLOCATED TO THE EQUITY SUBACCOUNT, AND THE SECOND IN THE AMOUNT OF $5,000 ON OCTOBER 1, 1997, ALL OF WHICH WAS ALLOCATED TO THE MVA OPTION WITH A GUARANTEED INTEREST RATE OF 8% (0.08) FOR 7 YEARS. A REQUEST FOR WITHDRAWAL OF $8,500 IS MADE ON FEBRUARY 1, 2000 (THE CONTRACT OWNER DOES NOT PROVIDE ANY WITHDRAWAL INSTRUCTIONS). ON THAT DATE THE AMOUNT IN THE EQUITY SUBACCOUNT IS EQUAL TO $12,000 AND THE AMOUNT IN THE INTEREST CELL WITH A MATURITY DATE OF SEPTEMBER 30, 2004 IS $5,985.23, SO THAT THE CONTRACT FUND ON THAT DATE IS EQUAL TO $17,985.23.

   ON FEBRUARY 1, 2000, THE INTEREST RATES DECLARED BY PRUCO LIFE FOR THE DURATION OF 5 YEARS (4 WHOLE YEARS REMAINING UNTIL SEPTEMBER 30, 2004, PLUS 1
YEAR) IS 11%.

--------------------------------------------------------------------------------

                                                                         PART II
DISCOVERY SELECT PROSPECTUS  SECTIONS 1-9

MARKET-VALUE ADJUSTMENT FORMULA CONTINUED
--------------------------------------------------------------------------------

THE FOLLOWING COMPUTATIONS WOULD BE MADE:

1) Calculate the Contract Fund value as of the effective date of the transaction. This would be $17,985.23.

2) Calculate the charge-free amount (the amount of the withdrawal that is not subject to a withdrawal charge).

   DATE     PAYMENT   FREE
   -------------------------
   12/1/95  $10,000   $1,000
   12/1/96            $2,000
   10/1/97  $5,000    $2,500
   12/1/97            $4,000
   12/1/98            $5,500
   12/1/99            $7,000

   The charge-free amount in the fifth Contract year is 10% of $15,000 (total purchase payments) plus $5,500 (the charge-free amount available in the fourth Contract year) for a total of $7,000.

3) Since the withdrawal request is in the fifth Contract year, a 3% withdrawal charge rate applies to any portion of the withdrawal which is not charge-free.

    --------------------------------------------
     $8,500.00  REQUESTED WITHDRAWAL AMOUNT
    -$7,000.00  CHARGE-FREE
    --------------------------------------------
     $1,500.00  ADDITIONAL AMOUNT NEEDED TO
                COMPLETE WITHDRAWAL

   The Contract provides that the Contract Fund will be reduced by an amount which, when reduced by the withdrawal charge, will equal the amount requested. Therefore, in order to produce the amount needed to complete the withdrawal request ($1,500), we must "gross-up" that amount, before applying the withdrawal charge rate. This is done by dividing by 1 minus the withdrawal charge rate.
   -----------------------------------------------------------

     $1,500.00 / (1-.03) =
     $1,500.00 / 0.97 = $1,546.39 GROSSED-UP AMOUNT

   Please note that a 3% withdrawal charge on this grossed-up amount reduces it to $1,500, the balance needed to complete the request.

    --------------------------------------------
     $1,546.39  GROSSED-UP AMOUNT
    X      .03  WITHDRAWAL CHARGE RATE
    --------------------------------------------
        $46.39  WITHDRAWAL CHARGE

4) The Market Value Factor is determined as described in steps 1 through 5, above. In this case, it is equal to 0.08 (8% is the guaranteed rate in the existing cell) minus 0.11 (11% is the interest-rate that would be offered for an interest cell with a duration of the remaining whole years plus 1), which is -0.03, multiplied by 4.58333 (55 months remaining until September 30, 2004, divided by 12) or -0.13750. Thus, there will be a negative Market-Value Adjustment of 14% of the amount in the interest cell that is subject to the adjustment.

    --------------------------------------------
          -0.13750 X $5,985.23 =
       -822.97  NEGATIVE MVA
     $5,985.23  UNADJUSTED VALUE
    --------------------------------------------
     $5,162.26  ADJUSTED VALUE
    $12,000.00  EQUITY VALUE
    --------------------------------------------
    $17,162.26  ADJUSTED CONTRACT FUND

5) The total amount to be withdrawn, $8,546.39, (sum of the surrender charge, $46.39, and the requested withdrawal amount of $8,500) is apportioned over all accounts making up the Contract Fund following the Market-Value Adjustments, if any, associated with the MVA option.

    ------------------------------------------------
    EQUITY
    ($12,000/$17,162.26) X $8,546.39      $5,975.71
    ------------------------------------------------
    7-YR MVA
    ($5,162.26/$17,162.26) X $8,546.39 =  $2,570.68
                                          ---------
                                          $8,546.39

6) The adjusted value of the interest cell, $5,162.26, reduced by the withdrawal of $2,570.68 leaves $2,591.58. This amount must be "unadjusted" by dividing it by 0.86250 (1 plus the Market-Value Adjustment of -0.13750) to determine the amount remaining in the interest cell to which the guaranteed interest-rate of 8% will continue to be credited until September 30, 2004 or a subsequent withdrawal. That amount is $3,004.73.

--------------------------------------------------------------------------------
 40

                                                                         PART II
DISCOVERY SELECT PROSPECTUS  SECTIONS 1-9

IRA DISCLOSURE STATEMENT
--------------------------------------------------------------------------------

This statement is designed to help you understand the requirements of federal tax law which apply to your individual retirement annuity (IRA), your Roth IRA, your simplified employee pension IRA (SEP) for employer contributions, your Savings Incentive Match Plan for Employees (SIMPLE) IRA, or to one you purchase for your spouse. You can obtain more information regarding your IRA either from your sales representative or from any district office of the Internal Revenue Service. Those are federal tax law rules; state tax laws may vary.

FREE LOOK PERIOD

The annuity contract offered by this prospectus gives you the opportunity to return the contract for a full refund within 10 days (or whatever period is required by applicable state law) after it is delivered. This is a more liberal provision than is required in connection with IRAs. To exercise this "free-look" provision, return the contract to the representative who sold it to you or to the Prudential Annuity Service Center at the address shown on the first page of this prospectus.

ELIGIBILITY REQUIREMENTS

IRAs are intended for all persons with earned compensation whether or not they are covered under other retirement programs. Additionally, if you have a non-working spouse (and you file a joint tax return), you may establish an IRA on behalf of your non-working spouse. A working spouse may establish his or her own IRA. A divorced spouse receiving taxable alimony (and no other income) may also establish an IRA.

CONTRIBUTIONS AND DEDUCTIONS

Contributions to your IRA will be deductible if you are not an "active participant" in an employer maintained qualified retirement plan or you have "Adjusted Gross Income" (as defined under Federal tax laws) which does not exceed the "applicable dollar limit." IRA (or SEP) contributions must be made by no later than the time you file your income tax return for that year. For a single taxpayer, the applicable dollar limitation is $30,000, with the amount of IRA contribution which may be deducted reduced proportionately for Adjusted Gross Income between $30,000-$40,000. For married couples filing jointly, the applicable dollar limitation is $50,000, with the amount of IRA contribution which may be deducted reduced proportionately for Adjusted Gross Income between $50,000-$60,000. There is no deduction allowed for IRA contributions when Adjusted Gross Income reaches $40,000 for individuals and $60,000 for married couples filing jointly.

   Contributions made by your employer to your SEP are excludable from your gross income for tax purposes in the calendar year for which the amount is contributed. Certain employees who participate in a SEP will be entitled to elect to have their employer make contributions to their SEP on their behalf or to receive the contributions in cash. If the employee elects to have contributions made on the employee's behalf to the SEP, those funds are not treated as current taxable income to the employee. Elective deferrals under a SEP are subject to an inflation-adjusted limit, which is $10,500 in 2000. Salary-reduction SEPs (also called "SARSEPs") are available only if at least 50% of the employees elect to have amounts contributed to the SARSEP and if the employer has 25 or fewer employees at all times during the preceding year. New SARSEPs may not be established after 1996.

   The IRA maximum annual contribution and your tax deduction is limited to the lesser of: (1) $2,000 or (2) 100% of your earned compensation. Contributions in excess of the deduction limits may be subject to penalty. See below.

   Under a SEP agreement, the maximum annual contribution which your employer may make on your behalf to a SEP contract that is excludable from your income is the lesser of 15% of your salary or $24,000. An employee who is a participant in a SEP agreement may make after-tax contributions to the SEP contract, subject to the contribution limits applicable to IRAs in general. Those employee contributions will be deductible subject to the deductibility rules described above.

   The maximum tax deductible annual contribution that a divorced spouse with no other income may make
--------------------------------------------------------------------------------

                                                                         PART II
DISCOVERY SELECT PROSPECTUS  SECTIONS 1-9

IRA DISCLOSURE STATEMENT CONTINUED
--------------------------------------------------------------------------------

to an IRA is the lesser of (1) $2,000 or (2) 100% of taxable alimony.

   If you or your employer should contribute more than the maximum contribution amount to your IRA or SEP, the excess amount will be considered an "excess contribution." You are permitted to withdraw an excess contribution from your IRA or SEP before your tax filing date without adverse tax consequences. If, however, you fail to withdraw any such excess contribution before your tax filing date, a 6% excise tax will be imposed on the excess for the tax year of contribution.

   Once the 6% excise tax has been imposed, an additional 6% penalty for the following tax year can be avoided if the excess is (1) withdrawn before the end of the following year, or (2) treated as a current contribution for the following year. (See Premature Distributions below for penalties imposed on withdrawal when the contribution exceeds $2,000.)

IRA FOR NON-WORKING SPOUSE

If you establish an IRA for yourself, you may also be eligible to establish an IRA for your "non-working" spouse. In order to be eligible to establish such a spousal IRA, you must file a joint tax return with your spouse and, if your non-working spouse has compensation, his/her compensation must be less than your compensation for the year. Contributions of up to $2,000 each may be made to your IRA and the spousal IRA if the combined compensation of you and your spouse is at least equal to the amount contributed. If requirements for deductibility (including income levels) are met, you will be able to deduct an amount equal to the least of (i) the amount contributed to the IRAs; (ii) $4,000; or (iii) 100% of your combined gross income.

   Contributions in excess of the contribution limits may be subject to penalty. See above under "Contributions and Deductions." If you contribute more than the allowable amount, the excess portion will be considered an excess contribution. The rules for correcting it are the same as discussed above for regular IRAs.

   Other than the items mentioned in this section, all of the requirement generally applicable to IRAs are also applicable to IRAs established for non-working spouses.

ROLLOVER CONTRIBUTION

Once every year, you are permitted to withdraw any portion of the value of your IRA or SEP and reinvest it in another IRA or bond. Withdrawals may also be made from other IRAs and contributed to this contract. This transfer of funds from one IRA to another is called a "rollover" IRA. To qualify as a rollover contribution, the entire portion of the withdrawal must be reinvested in another IRA within 60 days after the date it is received. You will not be allowed a tax-deduction for the amount of any rollover contribution.

   A similar type of rollover to an IRA can be made with the proceeds of a qualified distribution from a qualified retirement plan or tax-sheltered annuity. Properly made, such a distribution will not be taxable until you receive payments from the IRA created with it. Unless you were a self-employed participant in the distributing plan, you may later roll over such a contribution to another qualified retirement plan as long as you have not mixed it with IRA (or SEP) contributions you have deducted from your income. (You may roll less than all of a qualified distribution into an IRA, but any part of it not rolled over will be currently includable in your income without any capital gains treatment.)

DISTRIBUTIONS

(a) PREMATURE DISTRIBUTIONS

At no time can your interest in your IRA or SEP be forfeited. To insure that your contributions will be used for retirement, the federal tax law does not permit you to use your IRA or SEP as security for a loan. Furthermore, as a general rule, you may not sell or assign your interest in your IRA or SEP to anyone. Use of an IRA (or SEP) as security or assignment of it to another will invalidate the entire annuity. It then will be includable in your income in the year it is invalidated and will be subject to a 10% penalty tax if you are not at least age 59 1/2 or totally disabled. (You may, however, assign your IRA or SEP without penalty to your former

--------------------------------------------------------------------------------
 42

                                                                         PART II
DISCOVERY SELECT PROSPECTUS  SECTIONS 1-9
--------------------------------------------------------------------------------

spouse in accordance with the terms of a divorce decree.)

   You may surrender any portion of the value of your IRA (or SEP). In the case of a partial surrender which does not qualify as a rollover, the amount withdrawn will be includable in your income and subject to the 10% penalty if you are not at least age 59 1/2 or totally disabled unless you comply with special rules requiring distributions to be made at least annually over your life expectancy.

   The 10% penalty tax does not apply to the withdrawal of an excess contribution as long as the excess is withdrawn before the due date of your tax return. Withdrawals of excess contributions after the due date of your tax return will generally be subject to the 10% penalty unless the excess contribution results from erroneous information from a plan trustee making an excess rollover contribution or unless you are over age 59 1/2 or are disabled.

(b) DISTRIBUTION AT AFTER AGE 59 1/2

Once you have attained age 59 1/2 (or have become totally disabled), you may elect to receive a distribution of your IRA (or SEP) regardless of when you actually retire. In addition, you must commence distributions from your IRA by April 1 following the year you attain age 70 1/2. You may elect to receive the distribution under any one of the periodic payment options available under the contract. The distributions from your IRA under any one of the period payment options or in one sum will be treated as ordinary income as you receive them to the degree that you have made deductible contributions. If you have made both deductible and nondeductible contributions, a portion of the distribution attributable to the nondeductible contribution will be tax-free.

(c) INADEQUATE DISTRIBUTIONS--50% TAX

Your IRA or SEP is intended to provide retirement benefits over your lifetime. Thus, federal tax law requires that you either (1) receive a lump-sum distribution of your IRA by April 1 of the year following the year in which you attain age 70 1/2 or (2) start to receive periodic payments by that date. If you elect to receive periodic payments, those payments must be sufficient to pay out the entire value of your IRA during your life expectancy (or over the joint life expectancies of you and your spouse). If the payments are not sufficient to meet these requirements, an excise tax of 50% will be imposed on the amount of any underpayment.

(d) DEATH BENEFITS

If you, (or your surviving spouse) die before receiving the entire value of your IRA (or SEP), the remaining interest must be distributed to your beneficiary (or your surviving spouse's beneficiary) in one lump-sum within 5 years of death, or applied to purchase an immediate annuity for the beneficiary. This annuity must be payable over the life expectancy of the beneficiary beginning within one year after your or your spouse's death. If your spouse is the designated beneficiary, he or she is treated as the owner of the IRA. If minimum required distributions have begun, the entire amount must be distributed at least as rapidly as if the owner had survived. A distribution of the balance of your IRA upon your death will not be considered a gift for federal tax purposes, but will be included in your gross estate for purposes of federal estate taxes.

ROTH IRAS

Section 408A of the Tax Code permits eligible individuals to contribute to a type of IRA known as a "Roth IRA." Contributions may be made to a Roth IRA by taxpayers with adjusted gross incomes of less than $160,000 for married individuals filing jointly and less than $100,000 for single individuals. Married individuals filing separately are not eligible to contribute to a Roth IRA. The maximum amount of contributions allowable for any taxable year to all Roth IRAs maintained by an individual is generally the lesser of $2,000 and 100% of compensation for that year (the $2,000 limit is phased out for incomes between $150,000 and $160,000 for married and between $95,000 and $110,000 for singles). The contribution limit is reduced by the amount of any contributions made to a non-Roth IRA. Contributions to a Roth IRA are not deductible.
--------------------------------------------------------------------------------

                                                                         PART II
DISCOVERY SELECT PROSPECTUS  SECTIONS 1-9

IRA DISCLOSURE STATEMENT CONTINUED
--------------------------------------------------------------------------------

   For taxpayers with adjusted gross income of $100,000 or less, all or part of amounts in a non-Roth IRA may be converted, transferred or rolled over to a Roth IRA. Some or all of the IRA value will typically be includable in the taxpayer's gross income. If such a rollover, transfer or conversion occurred before January 1, 1999, the portion of the amount includable in gross income must be included in income ratably over the next four years beginning with the year in which the transaction occurred. Provided a rollover contribution meets the requirements of IRAs under Section 408(d)(3) of the Code, a rollover may be made from a Roth IRA to another Roth IRA.

   UNDER SOME CIRCUMSTANCES, IT MAY NOT BE ADVISABLE TO ROLL OVER, TRANSFER OR CONVERT ALL OR PART OF A NON-ROTH IRA TO A ROTH IRA. PERSONS CONSIDERING A ROLLOVER, TRANSFER OR CONVERSION SHOULD CONSULT THEIR OWN TAX ADVISOR.

   "Qualified distributions" from a Roth IRA are excludable from gross income. A "qualified distribution" is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the owner of the IRA attains age 59 1/2;
(b) after the owner's death; (c) due to the owner's disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five years after the first year for which a contribution was made to any Roth IRA established for the owner or five years after a rollover, transfer, or conversion was made from a non-Roth IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings, and taxed generally in the same manner as distributions from a non-Roth IRA.

   Distributions from a Roth IRA need not commence at age 70 1/2. However, if the owner dies before the entire interest in a Roth IRA is distributed, any remaining interest in the contract must be distributed by December 31 of the calendar year containing the fifth anniversary of the owner's death subject to certain exceptions.

REPORTING TO THE IRS

Whenever you are liable for one of the penalty taxes discussed above (6% for excess contributions, 10% for premature distributions or 50% for underpayments), you must file Form 5329 with the Internal Revenue Service. The form is to be attached to your federal income tax return for the tax year in which the penalty applies. Normal contributions and distributions must be shown on your income tax return for the year to which they relate.

--------------------------------------------------------------------------------
 44

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

                       This page intentionally left blank

PART III PROSPECTUSES
--------------------------------------------------------------------------------
VARIABLE INVESTMENT OPTIONS

                               [ROCKWELL GRAPHIC]

                       This page intentionally left blank

                       STATEMENT OF ADDITIONAL INFORMATION
                                   MAY 1, 2000
       PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                           VARIABLE ANNUITY CONTRACTS

The DISCOVERY SELECT(R) Annuity Contract* (the "contract") is an individual variable annuity contract issued by the Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"), a stock life insurance company that is an indirect wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential") and is funded through the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (the "Account"). The contract is purchased by making an initial purchase payment of $10,000 or more; subsequent payments must be $1,000 or more.
This statement of additional information is not a prospectus and should be read in conjunction with the Discovery Select prospectus, dated May 1, 2000. To obtain a copy of the prospectus, without charge, you can write to the Prudential Annuity Service Center, P.O. Box 14215, New Brunswick, New Jersey 08906, or by telephoning (888) PRU-2888.
                                TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----
COMPANY.....................................................................2
EXPERTS.....................................................................2
LITIGATION..................................................................2
LEGAL OPINIONS..............................................................2
PRINCIPAL UNDERWRITER.......................................................2
DETERMINATION OF SUBACCOUNT UNIT VALUES.....................................2
PERFORMANCE INFORMATION.....................................................3
COMPARATIVE PERFORMANCE INFORMATION.........................................6
FURTHER INFORMATION ABOUT THE DEATH BENEFIT.................................6
FEDERAL TAX STATUS..........................................................8
SEPARATE ACCOUNT FINANCIAL INFORMATION......................................A1
COMPANY FINANCIAL INFORMATION...............................................B1
FURTHER INFORMATION ABOUT PRUCO LIFE OF NEW JERSEY..........................C1

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY    PRUDENTIAL ANNUITY SERVICE CENTER
        213 WASHINGTON STREET                         P.O. BOX 14215
     NEWARK, NEW JERSEY 07102-2992             NEW BRUNSWICK, NEW JERSEY 08906
                                                 TELEPHONE: (888) PRU-2888

* DISCOVERY SELECT is a service mark of Prudential.
 ORD96639NY1B

                                     COMPANY

Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey") is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. Pruco Life of New Jersey is licensed to sell life insurance and annuities in the states of New Jersey and New York.

Pruco Life of New Jersey is a wholly-owned subsidiary of Pruco Life Insurance Company, which is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a mutual life insurance company founded in 1875 under the laws of the State of New Jersey.

                                     EXPERTS

The financial statements of Pruco Life of New Jersey as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999 and the financial statements of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account as of December 31, 1999 and for each of the two years in the period ended December 31, 1999 included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 1177 Avenue of the Americas, New York, New York, 10036.

                                   LITIGATION

We are subject to legal and regulatory actions in the ordinary course of our businesses, including class actions. Pending legal regulatory actions include proceedings specific to our practices and proceedings generally applicable to business practices in the industries in which we operate. As an example of such litigation, in March, 2000, plaintiffs filed a purported class action against us titled Olmsted v. Pruco Life Insurance Company of New Jersey and The Prudential Insurance Company of America, alleging that certain fees and expenses charged to the plaintiffs in connection with the sale of variable annuities since March 1, 1997 were excessive and unreasonable. In certain of these lawsuits, large and/or indeterminate amounts are sought, including punitive or exemplary damages.

In particular, Pruco Life and Prudential have been subject to substantial regulatory actions and civil litigation involving individual life insurance sales practices. In 1996, Prudential, on behalf of itself and many of its life insurance subsidiaries including Pruco Life, entered into settlement agreements with relevant insurance regulatory authorities and plaintiffs in the principal life insurance sales practices class action lawsuit covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995. Pursuant to the settlements, the companies agreed to various changes to their sales and business practices controls and a series of fines, and are in the process of distributing final remediation relief to eligible class members. In many instances, claimants have the right to "appeal" the decision to an independent reviewer. The bulk of such appeals were resolved in 1999, and the balance is expected to be addressed in 2000. As of January 31, 2000, Prudential and/or Pruco Life remained a party to two putative class actions and approximately 158 individual actions relating to permanent life insurance policies issued in the United States between 1982 and 1995. Additional suits may be filed by individuals who opted out of the settlements. While the approval of the class action settlement is now final, Prudential and Pruco Life remain subject to oversight and review by insurance regulators and other regulatory authorities with respect to their sales practices and the conduct of the remediation program. The U.S. District Court has also retained jurisdiction as to all matters relating to the administration, consummation, enforcement and interpretation of the settlements.

Prudential has indemnified Pruco Life for any liabilities incurred in connection with sales practices litigation covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995.

In 1999, 1998, 1997 and 1996, Prudential recorded provision in its Consolidated Statements of Operation of $100 million, $1,150 million, $2,030 million and $1,125 million, respectively, to provide for estimated remediation costs, and additional sales practices costs including related administrative costs, regulatory fines, penalties and related payments, litigation costs and settlements, including settlements associated with the resolution of claims of deceptive sales practices asserted by policyholders who elected to "opt-out" of the class action settlement and litigate their claims against Prudential separately, and other fees and expenses associated with the resolution of sales practices issues.

                                 LEGAL OPINIONS

Shea & Gardner of Washington, D.C., has provided advice on certain matters relating to the federal securities laws in connection with the contracts.

                              PRINCIPAL UNDERWRITER

Prudential Investment Management Services LLC ("PIMS"), a subsidiary of Prudential, offers the contracts on a continuous basis through corporate office and regional home office employees in those states in which contracts may be lawfully sold. It may also offer the contract through licensed insurance brokers and agents, or through appropriately registered direct or indirect subsidiariy(ies) of Prudential, provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary. During 1999, 1998 and 1997, the aggregate dollar amount of underwriting commissions paid to and the amounts retained by PIMS were $11,589,953, $5,105 and $0 respectively. During 1999, 1998 and 1997 PIMS paid $11,589,953, $5,105 and $0 respectively to cover individual representatives' commissions and other distribution expenses.

Prudential may pay trail commissions to registered representatives who maintain an ongoing relationship with a contractholder. Typically, a trail commission is a compensation that is paid periodically to a representative, the amount of which is linked to the value of the contract and the amount of time that the contract has been in effect.

                    DETERMINATION OF ACCUMULATION UNIT VALUES

The value for each accumulation unit is computed as of the end of each business day. On any given business day the value of a Unit in each subaccount will be determined by multiplying the value of a Unit of that subaccount for the preceding business day by the net investment factor for that subaccount for the current business day. The net investment factor for any business day is determined by dividing the value of the assets of the subaccount for that day by the value of the assets of the subaccount for the preceding business day (ignoring, for this purpose, changes resulting from new purchase payments and withdrawals), and subtracting from the result the daily equivalent of the 1.4% annual charge for administrative expenses and mortality and expense risks. (See WHAT ARE THE EXPENSES ASSOCIATED WITH THE DISCOVERY SELECT CONTRACT and CALCULATING CONTRACT VALUE in the prospectus.) The value of the assets of a subaccount is determined by multiplying the number of shares of The Prudential Series Fund, Inc. (the "Series Fund") or other Fund held by that subaccount by the net asset value of each share and adding the value of dividends declared by the Series Fund or other fund but not yet paid.

                             PERFORMANCE INFORMATION
The tables that follow provide performance information for each subaccount through December 31, 1999. The performance information is based on historical experience and does not indicate or represent future performance.
AVERAGE ANNUAL TOTAL RETURN

The DISCOVERY SELECT Annuity is a relatively new contract. The returns shown below were calculated using historical investment returns of the Funds. All fees, expenses and charges associated with the DISCOVERY SELECT Annuity and the Funds have been reflected in these returns, as if the Contract had existed from the inception date of each Funds' portfolios.
Table 1 below shows the average annual rates of total return on hypothetical investments of $1,000 for periods ended December 31, 1999 in each subaccount other than the Money Market Subaccount. These figures assume withdrawal of the investments at the end of the period other than to effect an annuity under the Contract. This table assumes deferred sales charges.
                                     TABLE 1
                           AVERAGE ANNUAL TOTAL RETURN

                                                                                                                       FROM DATE
                                                                                       FIVE              TEN            PORTFOLIO
                                                                   ONE YEAR            YEARS            YEARS          ESTABLISHED
       FUND                                              DATE        ENDED             ENDED            ENDED            THROUGH
     PORTFOLIO                                        ESTABLISHED  12/31/99          12/31/99         12/31/99          12/31/99
     ---------                                        -----------  --------          --------         --------         ------------
THE PRUDENTIAL SERIES FUND
     Diversified Bond Portfolio .................        6/83       -7.10%             6.12%             6.14%            7.30%
     Diversified Conservative Growth Portfolio...        5/99         N/A               N/A               N/A            -4.39%
     High Yield Bond Portfolio ..................        2/87       -1.72%             7.07%             8.22%            6.43%
     Stock Index Portfolio ......................       10/87       14.01%            26.26%            16.07%           17.28%
     Equity Income Portfolio ....................        2/88        6.10%            15.56%            12.44%           13.07%
     Equity Portfolio ...........................        6/83        6.05%            17.21%            13.44%           13.43%
     Global Portfolio ...........................        9/88       42.72%            20.61%            11.75%           12.69%
     Prudential Jennison Portfolio ..............        5/95       35.39%              N/A               N/A            30.08%
     Small Capitalization Stock Portfolio........        5/95        6.25%              N/A               N/A            14.24%
     20/20 Focus Portfolio.......................        5/99         N/A               N/A               N/A             7.95%
AIM VARIABLE INSURANCE FUNDS
     AIM V.I. Growth and Income Fund ............        5/94       27.53%            26.30%              N/A            22.68%
     AIM V.I. Value Fund ........................        6/93       23.23%            25.36%              N/A            21.12%
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
     American Century VP Value...................        5/96       -6.95%              N/A               N/A             8.99%
FRANKLIN TEMPLETON VARIABLE INVESTMENT
  PRODUCTS TRUST
     Franklin Small Cap Fund - Class 2...........        5/98       67.07%              N/A               N/A            28.68%
JANUS ASPEN SERIES
     Growth Portfolio ...........................        9/93       37.13%            27.98%              N/A            22.49%
     International Growth Portfolio .............        5/94       74.88%            31.30%              N/A            26.31%
MFS VARIABLE INSURANCE TRUST
     Emerging Growth Series .....................        7/95       69.41%              N/A               N/A            34.38%
     Research Series ............................        7/95       17.48%              N/A               N/A            20.89%
OCC  ACCUMULATION TRUST
     Managed Portfolio ..........................        8/88       -1.32%            17.93%            15.01%           16.10%
     Small Cap Portfolio ........................        8/88       -7.86%             6.69%             9.57%            9.94%
T. ROWE PRICE EQUITY SERIES, INC.
     Equity Income Portfolio ....................        3/94       -2.58%            16.67%              N/A            15.50%
T. ROWE PRICE INTERNATIONAL SERIES, INC.
     International Stock Portfolio ..............        3/94       26.61%            13.46%              N/A            11.73%
WARBURG PINCUS TRUST
     Global Post-Venture Capital Portfolio ......        9/96       56.38%              N/A               N/A            20.47%

---------------

Note 1: This table assumes deferred sales charges.

Note 2: Based on results of the Quest for Value Accumulation Trust and its predecessor. On September 16, 1994, an investment company which had commenced operations on August 1, 1988, then called Quest for Value Accumulation Trust (the "Old Trust"), was effectively divided into two investment funds--the Old Trust and the present Quest for Value Accumulation Trust (the "Present Trust")--at which time the Present Trust Commenced Operations.

Note 3: All tables assume a $30.00 annual charge for contracts under $50,000.

The average annual rates of total return shown above are computed by finding the average annual compounded rates of return over the periods shown that would equate the initial amount invested to the withdrawal value, in accordance with the following formula: P(1+T)(n)=ERV. In the formula, P is a hypothetical investment of $1,000; T is the average annual total return; "n" is the number of years; and ERV is the withdrawal value at the end of the periods shown. These figures assume deduction of the maximum withdrawal charge that may be applicable to a particular period.

NON-STANDARD TOTAL RETURN

Table 2 below shows the average annual rates of return as in Table 1, but assumes that the investments are not withdrawn at the end of the period or that the Contract owner annuitizes at the end of the period. This table assumes no deferred sales charges.


                                     TABLE 2
               AVERAGE ANNUAL TOTAL RETURN ASSUMING NO WITHDRAWAL

                                                                                                                        FROM DATE
                                                                                        FIVE              TEN            PORTFOLIO
                                                                    ONE YEAR            YEARS            YEARS          ESTABLISHED
       FUND                                               DATE        ENDED             ENDED            ENDED            THROUGH
     PORTFOLIO                                         ESTABLISHED  12/31/99          12/31/99         12/31/99          12/31/99
    ----------                                         -----------  --------          --------         --------         ------------
THE PRUDENTIAL SERIES FUND
     Diversified Bond Portfolio ..................        6/83       -2.45%             6.25%            6.14%             7.30%
     Diversified Conservative Growth Portfolio....        5/99         N/A               N/A              N/A              5.05%
     High Yield Bond Portfolio ...................        2/87        3.08%             7.20%            8.22%             6.43%
     Stock Index Portfolio .......................       10/87       18.81%            26.32%           16.07%            17.28%
     Equity Income Portfolio .....................        2/88       10.90%            15.65%           12.44%            13.07%
     Equity Portfolio ............................        6/83       10.85%            17.30%           13.44%            13.43%
     Prudential Jenison Portfolio ................        5/95       40.19%              N/A              N/A             30.21%
     Global Portfolio ............................        9/88       47.52%            20.69%           11.75%            12.69%
     Small Capitalization Stock Portfolio.........        5/95       11.06%              N/A              N/A             14.44%
     20/20 Focus Portfolio........................        5/99         N/A               N/A              N/A             17.76%
AIM VARIABLE INSURANCE FUNDS
     AIM V.I. Growth and Income Fund .............        5/94       32.33%            26.36%             N/A             22.73%
     AIM V.I. Value Fund .........................        6/93       28.03%            25.42%             N/A             21.13%
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
     American Century VP Value ...................        5/96       -2.28%              N/A              N/A              9.51%
FRANKLIN TEMPLETON VARIABLE INVESTMENTS PRODUCTS
  TRUST
     Franklin Small Cap Fund - Class 2 ...........        5/98       71.87%              N/A              N/A             31.09%
JANUS ASPEN SERIES
     Growth Portfolio ............................        9/93       41.93%            28.04%             N/A             22.51%
     International Growth Portfolio ..............        5/94       79.68%            31.35%             N/A             26.36%
MFS VARIABLE INSURANCE TRUST
     Emerging Growth Series ......................        7/95       74.21%              N/A              N/A             34.53%
     Research Series .............................        7/95       22.28%              N/A              N/A             21.10%
OCC ACCUMULATION TRUST
     Managed Portfolio ...........................        8/88        3.48%            18.02%           15.01%            16.10%
     Small Cap Portfolio .........................        8/88       -3.26%             6.81%            9.57%             9.94%
T. ROWE PRICE EQUITY SERIES, INC.
     Equity Income Portfolio .....................        3/94        2.22%            16.75%             N/A             15.57%
T. ROWE PRICE INTERNATIONAL SERIES, INC.
     International Stock Portfolio ...............        3/94       31.41%            13.55%             N/A             11.82%
WARBURG PINCUS TRUST
     Global Post-Venture Capital Portfolio .......        9/96       61.18%              N/A              N/A             21.03%
---------------------------------------------------------------------------------------------------------------------------------


---------------

Note 1: This table assumes no deferred sales charges.

Note 2: Based on results of the Quest for Value Accumulation Trust and its predecessor. On September 16, 1994, an investment company which had commenced operations on August 1, 1988, then called Quest for Value Accumulation Trust (the "Old Trust"), was effectively divided into two investment funds--the Old Trust and the present Quest for Value Accumulation Trust (the "Present Trust")--at which time the Present Trust Commenced Operations.

Note 3: All tables assume a $30.00 annual charge for contracts under $50,000.

Table 3 shows the cumulative total return for the portfolios, assuming no withdrawal. This table assumes no deferred sales charges.

                                     TABLE 3
                 CUMULATIVE TOTAL RETURN ASSUMING NO WITHDRAWAL

                                                                                                                        FROM DATE
                                                                                        FIVE              TEN            PORTFOLIO
                                                                    ONE YEAR            YEARS            YEARS          ESTABLISHED
       FUND                                               DATE        ENDED             ENDED            ENDED            THROUGH
     PORTFOLIO                                         ESTABLISHED  12/31/99          12/31/99         12/31/99          12/31/99
    ----------                                         -----------  --------          --------         --------         ------------
THE PRUDENTIAL SERIES FUND
     Diversified Bond Portfolio ..................        6/83       -2.45%            35.40%           81.52%           221.50%
     Diversified Conservative Growth Portfolio....        5/99         N/A               N/A              N/A              3.35%
     High Yield Bond Portfolio ...................        2/87        3.08%            41.55%          120.41%           122.84%
     Stock Index Portfolio .......................       10/87       18.81%           221.64%          343.87%           598.97%
     Equity Income Portfolio .....................        2/88       10.90%           106.91%          222.92%           329.58%
     Equity Portfolio ............................        6/83       10.85%           122.03%          252.92%           706.94%
     Prudential Jenison Portfolio ................        5/95       40.19%              N/A              N/A            242.86%
     Global Portfolio ............................        9/88       47.52%           156.07%          203.60%           284.94%
     Small Capitalization Stock Portfolio.........        5/95       11.06%              N/A              N/A             87.68%
     20/20 Focus Portfolio........................        5/99         N/A               N/A              N/A             11.54%
AIM VARIABLE INSURANCE FUNDS
     AIM V.I. Growth and Income Fund .............        5/94       32.33%           222.15%             N/A            219.09%
     AIM V.I. Value Fund .........................        6/93       28.03%           210.34%             N/A            253.16%
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
     American Century VP Value ...................        5/96       -2.28%              N/A              N/A             39.51%
FRANKLIN TEMPLETON VARIABLE INVESTMENT PRODUCTS
  TRUST
     Franklin Small Cap Fund - Class 2 ...........        5/98       71.87%              N/A              N/A             57.06%
JANUS ASPEN SERIES
     Growth Portfolio ............................        9/93       41.93%           244.15%             N/A            259.15%
     International Growth Portfolio ..............        5/94       79.68%           291.02%             N/A            276.31%
MFS VARIABLE INSURANCE TRUST
     Emerging Growth Series ......................        7/95       74.21%              N/A              N/A            273.01%
     Research Series .............................        7/95       22.28%              N/A              N/A            133.91%
OCC ACCUMULATION TRUST
     Managed Portfolio ...........................        8/88        3.48%           128.93%          305.04%           449.61%
     Small Cap Portfolio .........................        8/88       -3.26%            39.02%          149.42%           194.82%
T. ROWE PRICE EQUITY SERIES, INC.
     Equity Income Portfolio .....................        3/94        2.22%           116.93%             N/A            129.93%
T. ROWE PRICE INTERNATIONAL SERIES, INC.
     International Stock Portfolio ...............        3/94       31.41%            88.81%             N/A             90.11%
WARBURG PINCUS TRUST
     Global Post-Venture Capital Portfolio .......        9/96       61.18%              N/A              N/A             85.96%
---------------------------------------------------------------------------------------------------------------------------------

Note 1: This table assumes no deferred sales charges.

Note 2: Based on results of the Quest for Value Accumulation Trust and its predecessor. On September 16, 1994, an investment company which had commenced operations on August 1, 1988, then called Quest for Value Accumulation Trust (the "Old Trust"), was effectively divided into two investment funds--the Old Trust and the present Quest for Value Accumulation Trust (the "Present Trust")--at which time the Present Trust Commenced Operations.

Note 3: All tables assume a $30.00 annual charge for contracts under $50,000.

MONEY MARKET SUBACCOUNT YIELD

The "yield" and "effective yield" figures for the Money Market Subaccount shown below were calculated using historical investment returns of the Money Market Portfolio of the Prudential Series Fund. All fees, expenses and charges associated with the DISCOVERY SELECT Annuity and the Series Fund have been reflected.

The "yield" and "effective yield" of the Money Market Subaccount for the seven days ended December 31, 1999 were 6.53% and 6.74%, respectively.

The yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Money Market Subaccount at the beginning of the period, subtracting a hypothetical charge reflecting deductions from contract owner accounts, and dividing the difference by the value of the subaccount at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting figure carried to the nearest ten-thousandth of 1%.

The deduction referred to above consists of the 1.25% charge for mortality and expense risks and the 0.15% charge for administration. It does not reflect the withdrawal charge.

The effective yield is obtained by taking the base period return, adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield--([base period return + 1] 365/7)-1.

The yields on amounts held in the Money Market Subaccount will fluctuate on a daily basis. Therefore, the stated yields for any given period are not an indication of future yields.

                       COMPARATIVE PERFORMANCE INFORMATION

Reports or advertising may include comparative performance information, including, but not limited to: (1) comparisons to market indices such as the Dow Jones Industrial Average, the Standard & Poor's 500 Index, the Value Line Composite Index, the Russell 2000 Index, the Morgan Stanley World Index, the Lehman Brothers bond indices; (2) comparisons to other investments, such as certificates of deposit; (3) performance rankings assigned by services such as Morningstar, Inc. and Variable Annuity Research and Data Services (VARDS), and Lipper Analytical Services, Inc.; (4) data presented by analysts such as Dow Jones, A.M. Best, The Bank Rate Monitor National Index; and (5) data in publications such as The Wall Street Journal, Times, Forbes, Barrons, Fortune, Money Magazine, and Financial World.

                   FURTHER INFORMATION ABOUT THE DEATH BENEFIT

Early in 1998, Pruco Life of New Jersey began to offer an enhanced death benefit under the contract. For contracts issued after the new death benefit became available in a particular state, the new death benefit is contained in an endorsement that is issued with the contract. Existing contractowners were also given the option to elect the new death benefit or retain the death benefit available at that time under their contracts. As used here, the term "endorsement date" describes both the date on which the contract is issued with the endorsement for contracts purchased after the new death benefit is available and the date on which the endorsement was issued for existing contractowners so electing. The new death benefit provisions are described below.

If the sole or last surviving annuitant dies prior to the annuity date, Pruco Life of New Jersey will, upon receipt of all of the information necessary to make the payment (including due proof of death and election of a payment option), pay a death benefit to the beneficiary designated by the contractowner.

IF THE SOLE OR OLDER ANNUITANT IS UNDER AGE 80 when the death benefit endorsement is issued, the death benefit on or prior to the contract anniversary coinciding with or next following his or her 80th birthday will equal the greater of, the contract fund value or the guaranteed minimum death benefit, as of the date of due proof of death. The guaranteed minimum death benefit is calculated daily and is equal to the highest annual contract fund value ("step-up").

STEP-UP

Prior to the first contract anniversary, the step-up is the initial invested purchase payment increased by additional invested purchase payments and proportionally reduced by the effect of withdrawals. The step-up for each subsequent contract anniversary will be reset to the greater of the contract fund value as of that contract anniversary and the prior step-up. Between contract anniversaries, the step-up will be increased by invested purchase payments and proportionally reduced by effect of withdrawals.

After the contract anniversary coinciding with or following the Annuitant's 80th birthday, the death benefit will equal the greater of the contract fund value as of the date of due proof of death or the guaranteed minimum death benefit as of the contract anniversary coinciding with or next following his or her 80th birthday, increased by additional invested purchase payments and proportionally reduced by the effect of withdrawals since such contract anniversary.

IF THE SOLE OR OLDER ANNUITANT IS AGE 80 OR OVER on the endorsement date, the death benefit will equal the greater of the contract fund value as of the date of due proof of death or the total invested purchase payments (initial and additional) proportionally reduced by the effect of withdrawals.

Upon issuance of the endorsement, you may not change an annuitant or co-annuitant. You may add or remove an annuitant or co-annuitant only with our prior approval.

If the contract was issued prior to the endorsement date, the following rules apply: (1) the initial value of the step-up is the total invested purchase payments (initial and additional), less total withdrawals (including any applicable charges) as of the issuance of the endorsement; (2) the words, "Prior to the first contract anniversary", as used in the description of the step-up, means prior to the first contract anniversary following the issuance of the endorsement.

Contracts issued prior to the endorsement date WHOSE OWNERS DO NOT ELECT TO ATTACH THE ENDORSEMENT TO THEIR CONTRACTS and contracts issued in states in which the endorsement is not available will continue to have the death benefit calculated as originally offered, as follows: The death benefit will equal the greatest of: (1) the contract fund as of the date of due proof of death; or (2) the sum of all invested purchase payments made less total withdrawals made (including withdrawal charges); or (3) the greatest of the contract fund values calculated on every third contract anniversary reduced by all subsequent withdrawals and withdrawal charges.

The death benefit is payable on the death of the sole or last surviving annuitant, not the contractowner.

The beneficiary may receive this amount in a lump sum or under a payout option. Unless the beneficiary has been irrevocably designated, you may change the beneficiary at any time. If the annuitant dies after he or she has begun to receive annuity payments, the death benefit, if any, will be determined by the type(s) of payout provisions then in effect.

If the annuitant was the sole owner of the contract, the annuitant's spouse was the sole beneficiary, and the spouse had an unrestricted right to receive the death benefit in a lump sum, then the spouse has the right to continue the contract as annuitant and owner.

                               FEDERAL TAX STATUS

X. OTHER TAX RULES.

      1. DIVERSIFICATION.
      The Internal Revenue Code provides that the underlying investments for a variable annuity must satisfy certain diversification requirements. Each Portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, whichever is applicable. Pruco Life of New Jersey believes the underlying variable investment options for the Contract meet these diversification requirements.

      2. INVESTOR CONTROL.

      Treasury Department regulations do not provide guidance concerning the extent to which you may direct your investment in the particular investment options without causing you, instead of Pruco Life of New Jersey, to be considered the owner of the underlying assets. Because of this uncertainty, Pruco Life of New Jersey reserves the right to make such changes as it deems necessary to assure that the contract qualifies as an annuity for tax purposes. Any such changes will apply uniformly to affected contractowners and will be made with such notice to affected contractowners as is feasible under the circumstances.

      3. ENTITY OWNERS.

      Where a contract is held by a non-natural person (e.g., a corporation), other than as an agent or nominee for a natural person (or in other limited circumstances), the contract will not be taxed as an annuity and increases in the value of the contract will be subject to tax.

      4. PURCHASE PAYMENTS MADE BEFORE AUGUST 14, 1982.

      If your contract was issued in exchange for a contract containing purchase payments made before August 14, 1982, favorable tax rules may apply to certain withdrawals from the contract. Generally, withdrawals are treated as a recovery of your investment in the contract first until purchase payments made before August 14, 1982 are withdrawn. Moreover, any income allocable to purchase payments made before August 14, 1982, is not subject to the 10% penalty tax.

      5. WITHHOLDING OF TAX FROM DISTRIBUTIONS. Taxable amounts distributed from annuity contracts are subject to tax withholding. You may generally elect not to have tax withheld from your payments. The rate of withholding on annuity payments will be determined on the basis of the withholding certificate you file with Pruco Life of New Jersey. These elections must be made on the appropriate Pruco Life of New Jersey forms. Absent these elections, Pruco Life of New Jersey will withhold the tax amounts required by the applicable tax regulations. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are not sufficient.

      6. NONRESIDENT ALIENS. Special tax withholding rules apply to nonresident aliens.

      7. TRANSFERS TO YOUNGER PERSONS. If you transfer your contract to a person either 37 1/2 years younger than you, or a grandchild, or designate such younger person as a beneficiary, there may be Generation Skipping Transfer tax consequences.
                                       8

                           FINANCIAL STATEMENTS OF THE
                  DISCOVERY SELECT VARIABLE ANNUITY SUBACCOUNTS
                         OF THE PRUCO LIFE OF NEW JERSEY
                    FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 1999

                                                                                          SUBACCOUNTS
                                                          -------------------------------------------------------------------------
                                                           PRUDENTIAL     PRUDENTIAL      PRUDENTIAL      PRUDENTIAL     PRUDENTIAL
                                                              MONEY       DIVERSIFIED     HIGH YIELD         STOCK         EQUITY
                                                             MARKET          BOND            BOND            INDEX         INCOME
                                                            PORTFOLIO      PORTFOLIO       PORTFOLIO       PORTFOLIO      PORTFOLIO
                                                          -----------     -----------    -----------     -----------    -----------
ASSETS
  Investment in The Prudential Series Fund, Inc.
    Portfolios and non-Prudential administered
    funds, at net asset value [Note 3] .................  $28,752,580     $53,371,206    $35,698,410     $86,939,050    $48,636,634
                                                          -----------     -----------    -----------     -----------    -----------
  Net Assets ...........................................  $28,752,580     $53,371,206    $35,698,410     $86,939,050    $48,636,634
                                                          ===========     ===========    ===========     ===========    ===========
NET ASSETS, representing:
  Equity of contract owners [Note 4] ...................  $28,752,580     $53,371,206    $35,698,410     $86,939,050    $48,636,634
                                                          -----------     -----------    -----------     -----------    -----------
                                                          $28,752,580     $53,371,206    $35,698,410     $86,939,050    $48,636,634
                                                          ===========     ===========    ===========     ===========    ===========


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A17 THROUGH A22


                                       A1

                                                       SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        JANUS ASPEN
 PRUDENTIAL          PRUDENTIAL          PRUDENTIAL          AIM V.I.                               JANUS ASPEN        INTERNATIONAL
   EQUITY             JENNISON             GLOBAL           GROWTH AND           AIM V.I.             GROWTH              GROWTH
 PORTFOLIO           PORTFOLIO            PORTFOLIO         INCOME FUND         VALUE FUND           PORTFOLIO           PORTFOLIO
-----------         ------------         -----------        -----------         -----------         -----------        -------------



$68,585,671         $105,709,375         $13,903,838        $18,117,557         $29,733,016         $31,011,122        $27,887,749
-----------         ------------         -----------        -----------         -----------         -----------        -----------
$68,585,671         $105,709,375         $13,903,838        $18,117,557         $29,733,016         $31,011,122        $27,887,749
===========         ============         ===========        ===========         ===========         ===========        ===========

$68,585,671         $105,709,375         $13,903,838        $18,117,557         $29,733,016         $31,011,122        $27,887,749
-----------         ------------         -----------        -----------         -----------         -----------        -----------
$68,585,671         $105,709,375         $13,903,838        $18,117,557         $29,733,016         $31,011,122        $27,887,749
===========         ============         ===========        ===========         ===========         ===========        ===========


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A17 THROUGH A22


                                       A2

                           FINANCIAL STATEMENTS OF THE
                  DISCOVERY SELECT VARIABLE ANNUITY SUBACCOUNTS
                         OF THE PRUCO LIFE OF NEW JERSEY
                    FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 1999

                                                                                               SUBACCOUNTS
                                                           -------------------------------------------------------------------------
                                                               MFS                          OCC             OCC        T. ROWE PRICE
                                                            EMERGING          MFS      ACCUMULATION    ACCUMULATION       EQUITY
                                                             GROWTH        RESEARCH    TRUST MANAGED    TRUST SMALL       INCOME
                                                             SERIES         SERIES       PORTFOLIO     CAP PORTFOLIO     PORTFOLIO
                                                           -----------    ----------    -----------     ----------      -----------
ASSETS
  Investment in The Prudential Series Fund, Inc.
    Portfolios and non-Prudential administered
    funds, at net asset value [Note 3] ..................  $31,319,807    $9,982,879    $32,320,124     $8,588,764      $17,067,981
                                                           -----------    ----------    -----------     ----------      -----------
  Net Assets ............................................  $31,319,807    $9,982,879    $32,320,124     $8,588,764      $17,067,981
                                                           ===========    ==========    ===========     ==========      ===========
NET ASSETS, representing:
  Equity of contract owners [Note 4] ....................  $31,319,807    $9,982,879    $32,320,124     $8,588,764      $17,067,981
                                                           -----------    ----------    -----------     ----------      -----------
                                                           $31,319,807    $9,982,879    $32,320,124     $8,588,764      $17,067,981
                                                           ===========    ==========    ===========     ==========      ===========


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A17 THROUGH A22


                                       A3

                                                       SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
                                         PRUDENTIAL                                                                     PRUDENTIAL
T. ROWE PRICE      WARBURG PINCUS           SMALL                                FRANKLIN                               DIVERSIFIED
INTERNATIONAL       POST-VENTURE       CAPITALIZATION        AMERICAN            SMALL CAP          PRUDENTIAL         CONSERVATIVE
    STOCK              CAPITAL              STOCK           CENTURY VP            GROWTH            20/20 FOCUS           GROWTH
  PORTFOLIO           PORTFOLIO           PORTFOLIO            VALUE               FUND              PORTFOLIO           PORTFOLIO
 ----------          ----------          ----------         ----------          ----------          ----------          ----------



 $5,704,743          $3,815,026          $4,859,464         $2,400,228          $4,186,264          $5,334,334          $8,217,344
 ----------          ----------          ----------         ----------          ----------          ----------          ----------
 $5,704,743          $3,815,026          $4,859,464         $2,400,228          $4,186,264          $5,334,334          $8,217,344
 ==========          ==========          ==========         ==========          ==========          ==========          ==========

 $5,704,743          $3,815,026          $4,859,464         $2,400,228          $4,186,264          $5,334,334          $8,217,344
 ----------          ----------          ----------         ----------          ----------          ----------          ----------
 $5,704,743          $3,815,026          $4,859,464         $2,400,228          $4,186,264          $5,334,334          $8,217,344
 ==========          ==========          ==========         ==========          ==========          ==========          ==========


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A17 THROUGH A22


                                       A4

                           FINANCIAL STATEMENTS OF THE
                  DISCOVERY SELECT VARIABLE ANNUITY SUBACCOUNTS
                         OF THE PRUCO LIFE OF NEW JERSEY
                    FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF OPERATIONS
For the period ended December 31, 1999

                                                                                            SUBACCOUNTS
                                                            ------------------------------------------------------------------------
                                                            PRUDENTIAL           PRUDENTIAL          PRUDENTIAL         PRUDENTIAL
                                                              MONEY              DIVERSIFIED         HIGH YIELD            STOCK
                                                             MARKET                 BOND                BOND               INDEX
                                                            PORTFOLIO             PORTFOLIO           PORTFOLIO          PORTFOLIO
                                                            ----------           ---------           ----------         -----------
INVESTMENT INCOME
  Dividend income ........................................  $1,041,065           $       0           $   82,488         $   742,606
                                                            ----------           ---------           ----------         -----------

EXPENSES
  Charges to contract owners for assuming
    mortality risk and expense risk and for
    administration [Notes 5A and 5B] .....................     295,390             630,761              448,837             918,696
                                                            ----------           ---------           ----------         -----------
NET INVESTMENT INCOME (LOSS) .............................     745,675            (630,761)            (366,349)           (176,090)
                                                            ----------           ---------           ----------         -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Capital gains distributions received ...................           0             109,889                    0             949,132
  Realized gain (loss) on shares redeemed ................           0             (35,648)            (338,945)            597,412
  Net change in unrealized gain (loss) on
    investments ..........................................           0            (257,741)           1,670,217          10,649,026
                                                            ----------           ---------           ----------         -----------
NET GAIN (LOSS) ON INVESTMENTS ...........................           0            (183,500)           1,331,272          12,195,570
                                                            ----------           ---------           ----------         -----------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ..............................  $  745,675           $(814,261)          $  964,923         $12,019,480
                                                            ==========           =========           ==========         ===========

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A17 THROUGH A22



                                       A5

                                                       SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
 PRUDENTIAL                                                         AIM V.I.                                           JANUS ASPEN
   EQUITY        PRUDENTIAL       PRUDENTIAL      PRUDENTIAL       GROWTH AND         AIM V.I.        JANUS ASPEN     INTERNATIONAL
   INCOME         EQUITY          JENNISON          GLOBAL           INCOME            VALUE            GROWTH           GROWTH
 PORTFOLIO       PORTFOLIO        PORTFOLIO       PORTFOLIO           FUND              FUND           PORTFOLIO        PORTFOLIO
----------      -----------      -----------      ----------       ----------        ----------        ----------      -----------

$1,060,080      $   997,043      $   109,529      $   28,527       $   89,628        $   77,253        $   46,406      $    35,002
----------      -----------      -----------      ----------       ----------        ----------        ----------      -----------




   626,250          785,965          904,865         113,046          178,776           265,728           249,099          206,751
----------      -----------      -----------      ----------       ----------        ----------        ----------      -----------
   433,830          211,078         (795,336)        (84,519)         (89,148)         (188,475)         (202,693)        (171,749)
----------      -----------      -----------      ----------       ----------        ----------        ----------      -----------



 5,329,219        7,676,793        4,118,355          50,018           61,885           403,982            88,325                0
  (449,569)        (157,198)         978,248         131,717          115,409           130,602           173,572          157,018

  (957,621)      (2,245,221)      21,649,324       3,919,633        3,932,741         4,885,809         7,276,124       11,553,620
----------      -----------      -----------      ----------       ----------        ----------        ----------      -----------
 3,922,029        5,274,374       26,745,927       4,101,368        4,110,035         5,420,393         7,538,021       11,710,638
----------      -----------      -----------      ----------       ----------        ----------        ----------      -----------


$4,355,859      $ 5,485,452      $25,950,591      $4,016,849       $4,020,887        $5,231,918        $7,335,328      $11,538,889
==========      ===========      ===========      ==========       ==========        ==========        ==========      ===========


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A17 THROUGH A22


                                       A6

                           FINANCIAL STATEMENTS OF THE
                  DISCOVERY SELECT VARIABLE ANNUITY SUBACCOUNTS
                         OF THE PRUCO LIFE OF NEW JERSEY
                    FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF OPERATIONS
For the period ended December 31, 1999

                                                                                        SUBACCOUNTS
                                                          --------------------------------------------------------------------------
                                                                                                        OCC                  OCC
                                                              MFS                                   ACCUMULATION        ACCUMULATION
                                                           EMERGING                MFS                 TRUST                TRUST
                                                            GROWTH              RESEARCH              MANAGED             SMALL CAP
                                                            SERIES               SERIES              PORTFOLIO            PORTFOLIO
                                                          -----------          ----------           -----------          -----------
INVESTMENT INCOME
  Dividend income .....................................   $         0          $   14,673           $  446,506           $  48,948
                                                          -----------          ----------           ----------           ---------

EXPENSES
  Charges to contract owners for assuming
    mortality risk and expense risk and for
    administration [Notes 5A and 5B] ..................       244,459             109,520              443,425             109,857
                                                          -----------          ----------           ----------           ---------
NET INVESTMENT INCOME (LOSS) ..........................      (244,459)            (94,847)               3,081             (60,909)
                                                          -----------          ----------           ----------           ---------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Capital gains distributions received ................             0              77,540            1,001,944                   0
  Realized gain (loss) on shares redeemed .............       282,067             178,470              101,347            (107,172)
  Net change in unrealized gain (loss) on
    investments .......................................    12,666,424           1,609,825               40,116             (53,970)
                                                          -----------          ----------           ----------           ---------
NET GAIN (LOSS) ON INVESTMENTS ........................    12,948,491           1,865,835            1,143,407            (161,142)
                                                          -----------          ----------           ----------           ---------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ...........................   $12,704,032          $1,770,988           $1,146,488           $(222,051)
                                                          ===========          ==========           ==========           =========


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A17 THROUGH A22


                                       A7

                                                       SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
                                                      PRUDENTIAL                                                        PRUDENTIAL
T. ROWE PRICE      T. ROWE PRICE       WARBURG          SMALL                         FRANKLIN         PRUDENTIAL       DIVERSIFIED
   EQUITY          INTERNATIONAL     POST-VENTURE   CAPITALIZATION    AMERICAN        SMALL CAP          20/20         CONSERVATIVE
   INCOME              STOCK           CAPITAL          STOCK        CENTURY VP        GROWTH            FOCUS           GROWTH
  PORTFOLIO          PORTFOLIO        PORTFOLIO       PORTFOLIO        VALUE             FUND          PORTFOLIO*       PORTFOLIO*
  ---------          ---------        ---------       ---------      ----------       ----------       ----------       ----------

  $ 302,337         $   20,370       $        0       $      0        $   2,743       $      898        $  8,757        $ 381,387
  ---------         ----------       ----------       --------        ---------       ----------        --------        ---------




    218,225             53,605           29,652         35,775           15,560           20,780          19,522           38,853
  ---------         ----------       ----------       --------        ---------       ----------        --------        ---------
     84,112            (33,235)         (29,652)       (35,775)         (12,817)         (19,882)        (10,765)         342,534
  ---------         ----------       ----------       --------        ---------       ----------        --------        ---------



    724,724             64,020                0         23,062           25,992            9,272           1,055                0
     97,954             47,077           39,525        (29,180)          (4,884)           8,739          43,712          503,805

   (659,400)         1,220,987        1,314,182        443,217         (170,884)       1,248,012         588,285         (397,267)
  ---------         ----------       ----------       --------        ---------       ----------        --------        ---------
    163,278          1,332,084        1,353,707        437,099         (149,776)       1,266,023         633,052          106,538
  ---------         ----------       ----------       --------        ---------       ----------        --------        ---------


  $ 247,390         $1,298,849       $1,324,055       $401,324        $(162,593)      $1,246,141        $622,287        $ 449,072
  =========         ==========       ==========       ========        =========       ==========        ========        =========

* Became available on May 3, 1999

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A17 THROUGH A22


                                       A8

                           FINANCIAL STATEMENTS OF THE
                  DISCOVERY SELECT VARIABLE ANNUITY SUBACCOUNTS
                         OF THE PRUCO LIFE OF NEW JERSEY
                    FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 1999 and 1998

                                                                                              SUBACCOUNTS
                                                                       -------------------------------------------------------------
                                                                               PRUDENTIAL                        PRUDENTIAL
                                                                              MONEY MARKET                     DIVERSIFIED BOND
                                                                               PORTFOLIO                          PORTFOLIO
                                                                       --------------------------       ---------------------------
                                                                          1999            1998              1999            1998
                                                                       -----------    -----------       -----------     -----------
OPERATIONS:
  Net investment income (loss) ......................................  $   745,675    $   388,558       $  (630,761)    $ 1,140,482
  Capital gains distributions received ..............................            0              0           109,889          55,251
  Realized gain (loss) on shares redeemed ...........................            0              0           (35,648)         (1,277)
  Net change in unrealized gain (loss) on investments ...............            0              0          (257,741)       (220,174)
                                                                       -----------    -----------       -----------     -----------


NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS .........................................      745,675        388,558          (814,261)        974,282
                                                                       -----------    -----------       -----------     -----------


ANNUITY PAYMENTS AND
  OTHER OPERATING TRANSFERS
  Contract Owner Net Payments .......................................   20,587,959     18,308,790        25,513,762      26,338,579
  Surrenders, Withdrawals and Death Benefits ........................   (1,560,658)      (590,456)       (2,622,110)       (754,090)
  Net Transfers From (To) Other Subaccounts or Fixed Rate Option ....   (9,451,903)    (5,502,058)       (2,738,166)      2,425,538
  Withdrawal Charge .................................................       (4,267)          (906)          (13,810)         (2,759)
                                                                       -----------    -----------       -----------     -----------
TOTAL ANNUITY PAYMENTS AND
  OTHER OPERATING TRANSFERS .........................................    9,571,131     12,215,370        20,139,676      28,007,268
                                                                       -----------    -----------       -----------     -----------


NET INCREASE (DECREASE) IN NET ASSETS
  RETAINED IN THE ACCOUNT [Note 7] ..................................            0       (262,762)                0        (102,106)
                                                                       -----------    -----------       -----------     -----------


TOTAL INCREASE IN NET ASSETS ........................................   10,316,806     12,341,166        19,325,415      28,879,444


NET ASSETS:
  Beginning of period ...............................................   18,435,774      6,094,608        34,045,791       5,166,347
                                                                       -----------    -----------       -----------     -----------
  End of period .....................................................  $28,752,580    $18,435,774       $53,371,206     $34,045,791
                                                                       ===========    ===========       ===========     ===========


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A17 THROUGH A22


                                       A9

                                                       SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
           PRUDENTIAL                         PRUDENTIAL                       PRUDENTIAL                        PRUDENTIAL
         HIGH YIELD BOND                     STOCK INDEX                     EQUITY INCOME                        EQUITY
           PORTFOLIO                          PORTFOLIO                        PORTFOLIO                         PORTFOLIO
----------------------------        ---------------------------       ---------------------------       ---------------------------
    1999             1998               1999            1998              1999            1998              1999           1998
-----------      -----------        -----------     -----------       -----------     -----------       -----------     -----------

$  (366,349)     $ 1,926,123        $  (176,090)    $      (498)      $   433,830     $   461,464       $   211,078     $   218,818
          0                0            949,132         685,310         5,329,219       2,112,014         7,676,793       4,709,227
   (338,945)         (66,919)           597,412         (15,648)         (449,569)       (132,522)         (157,198)        (23,763)
  1,670,217       (3,362,203)        10,649,026       6,220,619          (957,621)     (5,326,474)       (2,245,221)     (3,841,284)
-----------      -----------        -----------     -----------       -----------     -----------       -----------     -----------



    964,923       (1,502,999)        12,019,480       6,889,783         4,355,859      (2,885,518)        5,485,452       1,062,998
-----------      -----------        -----------     -----------       -----------     -----------       -----------     -----------




 11,536,600       23,904,670         27,516,374      29,771,169        10,395,500      33,802,922        23,050,765      30,494,085
 (2,796,061)        (654,641)        (2,569,693)     (1,266,564)       (2,776,500)     (1,336,359)       (3,369,896)     (1,135,559)
 (2,836,829)         271,531          1,936,162        (125,011)       (3,807,475)        867,586        (1,203,966)        699,976
    (11,597)          (3,313)           (20,898)         (7,572)          (17,330)         (5,784)          (20,687)         (8,237)
-----------      -----------        -----------     -----------       -----------     -----------       -----------     -----------

  5,892,113       23,518,247         26,861,945      28,372,022         3,794,195      33,328,365        18,456,216      30,050,265
-----------      -----------        -----------     -----------       -----------     -----------       -----------     -----------



          0          (15,650)                 0          34,044                 0         109,447                 0          70,773
-----------      -----------        -----------     -----------       -----------     -----------       -----------     -----------


  6,857,036       21,999,598         38,881,425      35,295,849         8,150,054      30,552,294        23,941,668      31,184,036



 28,841,374        6,841,776         48,057,625      12,761,776        40,486,580       9,934,286        44,644,003      13,459,967
-----------      -----------        -----------     -----------       -----------     -----------       -----------     -----------
$35,698,410      $28,841,374        $86,939,050     $48,057,625       $48,636,634     $40,486,580       $68,585,671     $44,644,003
===========      ===========        ===========     ===========       ===========     ===========       ===========     ===========


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A17 THROUGH A22


                                       A10

                           FINANCIAL STATEMENTS OF THE
                  DISCOVERY SELECT VARIABLE ANNUITY SUBACCOUNTS
                         OF THE PRUCO LIFE OF NEW JERSEY
                    FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 1999 and 1998

                                                                                               SUBACCOUNTS
                                                                       ------------------------------------------------------------
                                                                                PRUDENTIAL                       PRUDENTIAL
                                                                                 JENNISON                         GLOBAL
                                                                                 PORTFOLIO                       PORTFOLIO
                                                                       ---------------------------       --------------------------
                                                                           1999           1998              1999            1998
                                                                       ------------    -----------       -----------     ----------
OPERATIONS:
  Net investment income (loss) ....................................... $   (795,336)   $  (251,819)      $   (84,519)    $    5,439
  Capital gains distributions received ...............................    4,118,355        522,676            50,018        196,136
  Realized gain (loss) on shares redeemed ............................      978,248        (23,766)          131,717         (4,864)
  Net change in unrealized gain (loss) on investments ................   21,649,324      6,793,178         3,919,633        455,299
                                                                       ------------    -----------       -----------     ----------


NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ..........................................   25,950,591      7,040,269         4,016,849        652,010
                                                                       ------------    -----------       -----------     ----------


ANNUITY PAYMENTS AND
  OTHER OPERATING TRANSFERS
  Contract Owner Net Payments ........................................   33,031,211     24,608,849         5,088,201      2,481,167
  Surrenders, Withdrawals and Death Benefits .........................   (3,231,132)      (650,657)         (408,097)      (217,230)
  Net Transfers From (To) Other Subaccounts or Fixed Rate Option .....   10,694,501      1,768,266           364,430        (24,347)
  Withdrawal Charge ..................................................      (21,415)        (4,533)           (2,247)          (948)
                                                                       ------------    -----------       -----------     ----------
TOTAL ANNUITY PAYMENTS AND
  OTHER OPERATING TRANSFERS ..........................................   40,473,165     25,721,925         5,042,287      2,238,642
                                                                       ------------    -----------       -----------     ----------


NET INCREASE (DECREASE) IN NET ASSETS
  RETAINED IN THE ACCOUNT [Note 7] ...................................            0         76,083                 0          6,656
                                                                       ------------    -----------       -----------     ----------


TOTAL INCREASE IN NET ASSETS .........................................   66,423,756     32,838,277         9,059,136      2,897,308


NET ASSETS:
  Beginning of period ................................................   39,285,619      6,447,342         4,844,702      1,947,394
                                                                       ------------    -----------       -----------     ----------
  End of period ...................................................... $105,709,375    $39,285,619       $13,903,838     $4,844,702
                                                                       ============    ===========       ===========     ==========


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A17 THROUGH A22


                                       A11

                                                       SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                JANUS ASPEN
           AIM V.I.                                                         JANUS ASPEN                        INTERNATIONAL
         GROWTH AND                          AIM V.I.                         GROWTH                              GROWTH
         INCOME FUND                        VALUE FUND                       PORTFOLIO                           PORTFOLIO
---------------------------       ---------------------------        ---------------------------        --------------------------
    1999            1998              1999            1998               1999            1998               1999           1998
-----------      ----------       -----------     -----------        -----------     -----------        -----------    -----------

$   (89,148)     $  (51,921)      $  (188,475)    $   (48,549)       $  (202,693)    $   129,843        $  (171,749)   $    28,744
     61,885          87,186           403,982         450,290             88,325         171,381                  0         20,343
    115,409           4,610           130,602            (535)           173,572          (5,570)           157,018         15,256
  3,932,741       1,461,242         4,885,809       1,671,765          7,276,124       1,674,117         11,553,620        803,166
-----------      ----------       -----------     -----------        -----------     -----------        -----------    -----------



  4,020,887       1,501,117         5,231,918       2,072,971          7,335,328       1,969,771         11,538,889        867,509
-----------      ----------       -----------     -----------        -----------     -----------        -----------    -----------




  5,166,436       4,951,267        12,644,254       5,515,714         10,424,660       4,882,924          6,247,580      5,187,370
   (525,606)       (132,626)       (1,273,721)       (202,116)          (581,178)       (108,984)          (601,028)      (270,571)
    330,039        (311,867)        2,065,982         218,523          3,802,129         390,842             45,025        404,030
     (4,104)         (1,439)           (4,688)         (1,821)            (4,727)         (1,601)            (4,632)        (2,669)
-----------      ----------       -----------     -----------        -----------     -----------        -----------    -----------

  4,966,765       4,505,335        13,431,827       5,530,300         13,640,884       5,163,181          5,686,945      5,318,160
-----------      ----------       -----------     -----------        -----------     -----------        -----------    -----------



          0         (66,268)                0           5,014                  0         (19,268)                 0        (81,593)
-----------      ----------       -----------     -----------        -----------     -----------        -----------    -----------


  8,987,652       5,940,184        18,663,745       7,608,285         20,976,212       7,113,684         17,225,834      6,104,076



  9,129,905       3,189,721        11,069,271       3,460,986         10,034,910       2,921,226         10,661,915      4,557,839
-----------      ----------       -----------     -----------        -----------     -----------        -----------    -----------
$18,117,557      $9,129,905       $29,733,016     $11,069,271        $31,011,122     $10,034,910        $27,887,749    $10,661,915
===========      ==========       ===========     ===========        ===========     ===========        ===========    ===========


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A17 THROUGH A22


                                       A12

                           FINANCIAL STATEMENTS OF THE
                  DISCOVERY SELECT VARIABLE ANNUITY SUBACCOUNTS
                         OF THE PRUCO LIFE OF NEW JERSEY
                    FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 1999 and 1998

                                                                                             SUBACCOUNTS
                                                                      -------------------------------------------------------------
                                                                                  MFS
                                                                               EMERGING                            MFS
                                                                             GROWTH SERIES                   RESEARCH SERIES
                                                                      ---------------------------       ---------------------------
                                                                         1999            1998             1999             1998
                                                                      -----------     -----------       ----------       ----------
OPERATIONS:
  Net investment income (loss) ...................................... $  (244,459)    $   (99,739)      $  (94,847)      $  (60,254)
  Capital gains distributions received ..............................           0          48,546           77,540           89,748
  Realized gain (loss) on shares redeemed ...........................     282,067          17,411          178,470            8,037
  Net change in unrealized gain (loss) on investments ...............  12,666,424       2,185,347        1,609,825          848,009
                                                                      -----------     -----------       ----------       ----------


NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS .........................................  12,704,032       2,151,565        1,770,988          885,540
                                                                      -----------     -----------       ----------       ----------


ANNUITY PAYMENTS AND
  OTHER OPERATING TRANSFERS
  Contract Owner Net Payments .......................................   6,302,950       6,934,305        2,112,145        3,284,005
  Surrenders, Withdrawals and Death Benefits ........................  (1,002,137)       (149,038)        (582,758)        (156,768)
  Net Transfers From (To) Other Subaccounts or Fixed Rate Option ....     904,500         420,695         (100,128)         137,403
  Withdrawal Charge .................................................      (5,935)         (1,900)          (2,312)          (1,267)
                                                                      -----------     -----------       ----------       ----------
TOTAL ANNUITY PAYMENTS AND
  OTHER OPERATING TRANSFERS .........................................   6,199,378       7,204,062        1,426,947        3,263,373
                                                                      -----------     -----------       ----------       ----------


NET INCREASE (DECREASE) IN NET ASSETS
  RETAINED IN THE ACCOUNT [Note 7] ..................................           0         (12,836)               0          (12,594)
                                                                      -----------     -----------       ----------       ----------


TOTAL INCREASE IN NET ASSETS ........................................  18,903,410       9,342,791        3,197,935        4,136,319


NET ASSETS:
  Beginning of period ...............................................  12,416,397       3,073,606        6,784,944        2,648,625
                                                                      -----------     -----------       ----------       ----------
  End of period ..................................................... $31,319,807     $12,416,397       $9,982,879       $6,784,944
                                                                      ===========     ===========       ==========       ==========


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A17 THROUGH A22


                                       A13

                                                       SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
           OCC                                 OCC                                                              T. ROWE PRICE
      ACCUMULATION TRUST                  ACCUMULATION TRUST                  T. ROWE PRICE                     INTERNATIONAL
          MANAGED                            SMALL CAP                        EQUITY INCOME                         STOCK
         PORTFOLIO                           PORTFOLIO                          PORTFOLIO                         PORTFOLIO
----------------------------        --------------------------       ----------------------------        --------------------------
    1999             1998              1999            1998              1999             1998              1999            1998
-----------      -----------        ----------      ----------       -----------      -----------        ----------      ----------

$     3,081      $  (201,320)       $  (60,909)     $  (70,008)      $    84,112      $    85,275        $  (33,235)     $    3,899
  1,001,944          390,487                 0         132,949           724,724          402,942            64,020          12,753
    101,347          (33,042)         (107,172)        (87,824)           97,954              920            47,077          (1,816)
     40,116          262,512           (53,970)       (726,536)         (659,400)         113,818         1,220,987         258,507
-----------      -----------        ----------      ----------       -----------      -----------        ----------      ----------



  1,146,488          418,637          (222,051)       (751,419)          247,390          602,955         1,298,849         273,343
-----------      -----------        ----------      ----------       -----------      -----------        ----------      ----------




  5,808,566       19,620,342         1,634,865       5,267,682         4,344,662        8,126,207         1,459,317       1,445,262
 (1,697,629)        (685,019)         (372,014)       (429,739)         (681,456)        (253,996)          (99,219)        (30,350)
 (2,100,849)         498,744          (192,001)        323,120          (557,938)          98,585          (120,911)        121,453
    (13,260)          (5,090)           (2,815)         (1,432)           (6,226)          (2,839)           (1,019)           (655)
-----------      -----------        ----------      ----------       -----------      -----------        ----------      ----------

  1,996,828       19,428,977         1,068,035       5,159,631         3,099,042        7,967,957         1,238,168       1,535,710
-----------      -----------        ----------      ----------       -----------      -----------        ----------      ----------



          0           65,279                 0         (26,238)                0          (55,800)                0         (44,233)
-----------      -----------        ----------      ----------       -----------      -----------        ----------      ----------


  3,143,316       19,912,893           845,984       4,381,974         3,346,432        8,515,112         2,537,017       1,764,820



 29,176,808        9,263,915         7,742,780       3,360,806        13,721,549        5,206,437         3,167,726       1,402,906
-----------      -----------        ----------      ----------       -----------      -----------        ----------      ----------
$32,320,124      $29,176,808        $8,588,764      $7,742,780       $17,067,981      $13,721,549        $5,704,743      $3,167,726
===========      ===========        ==========      ==========       ===========      ===========        ==========      ==========


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A17 THROUGH A22



                                       A14

                           FINANCIAL STATEMENTS OF THE
                  DISCOVERY SELECT VARIABLE ANNUITY SUBACCOUNTS
                         OF THE PRUCO LIFE OF NEW JERSEY
                    FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 1999 and 1998

                                                                                                SUBACCOUNTS
                                                                       ------------------------------------------------------------
                                                                              WARBURG PINCUS                       PRUDENTIAL
                                                                               POST-VENTURE                  SMALL CAPITALIZATION
                                                                                  CAPITAL                            STOCK
                                                                                 PORTFOLIO                         PORTFOLIO*
                                                                       --------------------------         -------------------------
                                                                          1999            1998                1999           1998
                                                                       ----------      ----------         -----------      --------
OPERATIONS:
  Net investment income (loss) ......................................  $  (29,652)     $  (17,026)        $   (35,775)     $     22
  Capital gains distributions received ..............................           0               0              23,062        28,379
  Realized gain (loss) on shares redeemed ...........................      39,525          (9,485)            (29,180)        1,244
  Net change in unrealized gain (loss) on investments ...............   1,314,182          78,797             443,217        35,630
                                                                       ----------      ----------         -----------      --------


NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS .........................................   1,324,055          52,286             401,324        65,275
                                                                       ----------      ----------         -----------      --------


ANNUITY PAYMENTS AND
  OTHER OPERATING TRANSFERS
  Contract Owner Net Payments .......................................     895,813       1,012,106           5,611,087       516,286
  Surrenders, Withdrawals and Death Benefits ........................    (138,965)        (12,105)            (73,905)         (593)
  Net Transfers From (To) Other Subaccounts or Fixed Rate Option ....     (22,107)         35,849          (1,723,101)       64,252
  Withdrawal Charge .................................................        (943)           (520)               (319)            0
                                                                       ----------      ----------         -----------      --------
TOTAL ANNUITY PAYMENTS AND
  OTHER OPERATING TRANSFERS .........................................     733,798       1,035,330           3,813,762       579,945
                                                                       ----------      ----------         -----------      --------


NET INCREASE (DECREASE) IN NET ASSETS
  RETAINED IN THE ACCOUNT [Note 7] ..................................           0         (36,828)                  0          (842)
                                                                       ----------      ----------         -----------      --------


TOTAL INCREASE IN NET ASSETS ........................................   2,057,853       1,050,788           4,215,086       644,378


NET ASSETS:
  Beginning of period ...............................................   1,757,173         706,385             644,378             0
                                                                       ----------      ----------         -----------      --------
  End of period .....................................................  $3,815,026      $1,757,173         $ 4,859,464      $644,378
                                                                       ==========      ==========         ===========      ========

 * Became available on September 1, 1998


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A17 THROUGH A22


                                       A15

                                                          SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------
                                                     FRANKLIN                                                 PRUDENTIAL
            AMERICAN                                 SMALL CAP                        PRUDENTIAL              DIVERSIFIED
           CENTURY VP                                 GROWTH                          20/20 FOCUS         CONSERVATIVE GROWTH
              VALUE*                                   FUND*                          PORTFOLIO**             PORTFOLIO**
-------------------------------           -------------------------------             -----------         -------------------
   1999                 1998                 1999                 1998                   1999                  1999
----------            --------            ----------           ----------             ----------             ----------

$  (12,817)           $   (270)           $  (19,882)          $     (491)            $  (10,765)            $  342,534
    25,992                   0                 9,272                    0                  1,055                      0
    (4,884)                109                 8,739                 (141)                43,712                503,805
  (170,884)              3,508             1,248,012               30,781                588,285               (397,267)
----------            --------            ----------           ----------             ----------             ----------



  (162,593)              3,347             1,246,141               30,149                622,287                449,072
----------            --------            ----------           ----------             ----------             ----------




 2,025,894             131,048             2,090,380              224,651              3,536,510              7,341,487
   (25,889)               (384)              (55,042)                 (99)               (66,772)              (130,748)
   418,783              10,141               589,566               60,831              1,242,428                557,551
      (101)                  0                  (143)                  (4)                  (119)                   (18)
----------            --------            ----------           ----------             ----------             ----------

 2,418,687             140,805             2,624,761              285,379              4,712,047              7,768,272
----------            --------            ----------           ----------             ----------             ----------



         0                 (18)                    0                 (166)                     0                      0
----------            --------            ----------           ----------             ----------             ----------


 2,256,094             144,134             3,870,902              315,362              5,334,334              8,217,344



   144,134                   0               315,362                    0                      0                      0
----------            --------            ----------           ----------             ----------             ----------
$2,400,228            $144,134            $4,186,264           $  315,362             $5,334,334             $8,217,344
==========            ========            ==========           ==========             ==========             ==========

 * Became available on September 1, 1998
** Became available on May 3, 1999

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A17 THROUGH A22


                                       A16

                      NOTES TO FINANCIAL STATEMENTS OF THE
                  DISCOVERY SELECT VARIABLE ANNUITY SUBACCOUNTS
                         OF THE PRUCO LIFE OF NEW JERSEY
                    FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                                DECEMBER 31, 1999

NOTE 1:   GENERAL

          Pruco Life of New Jersey Flexible Premium Variable Annuity Account (the "Account") was established on May 20, 1996 under New Jersey law as a separate investment account of Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey") which is a wholly-owned subsidiary of Pruco Life Insurance Company (an Arizona domiciled company) and is indirectly wholly-owned by the Prudential Insurance Company of America ("Prudential"). The assets of the Account are segregated from Pruco Life of New Jersey's other assets. Proceeds from the purchases of Discovery Select Variable Annuity contracts ("Discovery Select") and Discovery Choice Variable Annuity contracts ("Discovery Choice") are invested in the Account. At December 31, 1999 there were no balances pertaining to Discovery Choice in the subaccounts investing in the Series Fund or the non-Prudential administered funds.

          The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for individual variable annuity contracts. There are twenty-four subaccounts within the account, each of which invests in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"), or any of the non-Prudential administered funds shown in Note 3. The Series Fund is a diversified open-end management investment company, and is managed by Prudential.

          The Discovery Select and Discovery Choice Variable Annuity subaccounts of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account became available on January 24, 1997 and May 1, 1999, respectively.

NOTE 2:   SIGNIFICANT ACCOUNTING POLICIES

          The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

          Investments--The investments in shares of the Series Fund or the non-Prudential administered funds are stated at the net asset value of the respective portfolio.

          Security Transactions--Realized gains and losses on security transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

          Distributions Received--Dividend and capital gain distributions received are reinvested in additional shares of the Series Fund or the non-Prudential administered funds and are recorded on the ex-dividend date.


                                      A17

NOTE 3: INVESTMENT INFORMATION FOR THE PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

          The net asset value per share for each portfolio of the Series Fund or the non-Prudential administered funds, the number of shares (rounded) of each portfolio held by the subaccounts of the Account and the aggregate cost of investments in such shares at December 31, 1999 were as follows:

                                 PRUDENTIAL            PRUDENTIAL            PRUDENTIAL            PRUDENTIAL          PRUDENTIAL
                                  MONEY               DIVERSIFIED           HIGH YIELD               STOCK              EQUITY
                                  MARKET                 BOND                  BOND                  INDEX              INCOME
                                 PORTFOLIO             PORTFOLIO             PORTFOLIO             PORTFOLIO           PORTFOLIO
                                -----------           -----------           -----------           -----------         -----------
Number of shares (rounded):       2,875,258             4,874,083             4,747,129             1,955,884           2,491,631
Net asset value per share:      $     10.00           $     10.95           $      7.52           $     44.45         $     19.52
Cost:                           $28,752,580           $53,937,072           $37,417,547           $69,429,200         $55,025,972

                                                                                                   AIM V.I.
                                 PRUDENTIAL            PRUDENTIAL            PRUDENTIAL            GROWTH AND           AIM V.I.
                                  EQUITY               JENNISON                GLOBAL               INCOME               VALUE
                                 PORTFOLIO             PORTFOLIO             PORTFOLIO               FUND                FUND
                                -----------           -----------           -----------           -----------         -----------
Number of shares (rounded):       2,373,207             3,263,642               448,800               573,522             887,553
Net asset value per share:      $     28.90           $     32.39           $     30.98           $     31.59         $     33.50
Cost:                           $74,758,421           $77,250,647           $ 9,669,173           $12,541,566         $23,058,648

                                                      JANUS ASPEN               MFS                                       OCC
                                JANUS ASPEN          INTERNATIONAL           EMERGING                 MFS            ACCUMULATION
                                  GROWTH                GROWTH                GROWTH               RESEARCH          TRUST MANAGED
                                 PORTFOLIO             PORTFOLIO              SERIES                SERIES             PORTFOLIO
                                -----------           -----------           -----------           -----------         -----------
Number of shares (rounded):         921,579               721,173               825,509               427,715             740,438
Net asset value per share:      $     33.65           $     38.67           $     37.94           $     23.34         $     43.65
Cost:                           $21,889,280           $15,467,073           $16,209,430           $ 7,360,420         $31,506,065

                                                                                                    WARBURG           PRUDENTIAL
                                   OCC               T. ROWE PRICE         T. ROWE PRICE            PINCUS               SMALL
                               ACCUMULATION             EQUITY             INTERNATIONAL         POST-VENTURE       CAPITALIZATION
                                TRUST SMALL             INCOME                 STOCK                CAPITAL              STOCK
                               CAP PORTFOLIO           PORTFOLIO             PORTFOLIO             PORTFOLIO           PORTFOLIO
                                -----------           -----------           -----------           -----------         -----------
Number of shares (rounded):         381,384               911,264               299,619               198,080             299,044
Net asset value per share:      $     22.52           $     18.73           $     19.04           $     19.26         $     16.25
Cost:                           $ 9,220,616           $17,304,984           $ 4,309,652           $ 2,370,755         $ 4,380,617

                                                                                                   PRUDENTIAL
                                                                             PRUDENTIAL            DIVERSIFIED
                                 AMERICAN              FRANKLIN                20/20             CONSERVATIVE
                                  CENTURY              SMALL CAP               FOCUS                GROWTH
                                 VP VALUE*            GROWTH FUND*           PORTFOLIO**           PORTFOLIO**
                                -----------           -----------           -----------           -----------
Number of shares (rounded):         403,400               265,964               449,018               792,415
Net asset value per share:      $      5.95           $     15.74           $     11.88           $     10.37
Cost:                           $ 2,567,604           $ 2,907,471           $ 4,746,049           $ 8,614,611

 * Became available on September 1, 1998
** Became available on May 3, 1999

                                       A18

NOTE 4:   CONTRACT OWNER UNIT INFORMATION

          Outstanding contract owner units (rounded), unit values and total value of contract owner equity at December 31, 1999 were as follows:

                                                                                  SUBACCOUNTS
                                                    -------------------------------------------------------------------------
                                                    PRUDENTIAL      PRUDENTIAL     PRUDENTIAL       PRUDENTIAL      PRUDENTIAL
                                                       MONEY        DIVERSIFIED    HIGH YIELD         STOCK          EQUITY
                                                      MARKET          BOND           BOND             INDEX          INCOME
                                                     PORTFOLIO      PORTFOLIO      PORTFOLIO        PORTFOLIO       PORTFOLIO
                                                    -----------    ------------    -----------     -----------     -----------
Contract Owner Units Outstanding
  (rounded) ....................................     24,579,687      45,438,932     28,531,566      38,786,276      27,398,451
  Unit Value ...................................    $   1.16977    $    1.17457    $   1.25119     $   2.24149     $   1.77516
                                                    -----------    ------------    -----------     -----------     -----------
TOTAL CONTRACT OWNER EQUITY ....................    $28,752,580    $ 53,371,206    $35,698,410     $86,939,050     $48,636,634
                                                    ===========    ============    ===========     ===========     ===========

                                                                             SUBACCOUNTS (CONTINUED)
                                                    --------------------------------------------------------------------------
                                                                                                     AIM V.I.
                                                    PRUDENTIAL      PRUDENTIAL     PRUDENTIAL       GROWTH AND       AIM V.I.
                                                      EQUITY         JENNISON        GLOBAL           INCOME           VALUE
                                                     PORTFOLIO       PORTFOLIO      PORTFOLIO          FUND            FUND
                                                    -----------    ------------    -----------     -----------     -----------
Contract Owner Units Outstanding
  (rounded) ....................................     38,608,928      37,559,381      6,113,646       8,448,068      13,887,703
  Unit Value ...................................    $   1.77642    $    2.81446    $   2.27423     $   2.14458     $   2.14096
                                                    -----------    ------------    -----------     -----------     -----------
TOTAL CONTRACT OWNER EQUITY ....................    $68,585,671    $105,709,375    $13,903,838     $18,117,557     $29,733,016
                                                    ===========    ============    ===========     ===========     ===========

                                                                             SUBACCOUNTS (CONTINUED)
                                                    --------------------------------------------------------------------------
                                                                      JANUS            MFS                            OCC
                                                    JANUS ASPEN   INTERNATIONAL     EMERGING            MFS       ACCUMULATION
                                                      GROWTH         GROWTH          GROWTH          RESEARCH        MANAGED
                                                     PORTFOLIO      PORTFOLIO        SERIES           SERIES        PORTFOLIO
                                                    -----------    ------------    -----------     -----------     -----------
Contract Owner Units Outstanding
  (rounded) ....................................     13,375,166      10,899,400     11,792,762       5,510,866      23,288,748
  Unit Value ...................................    $   2.31856    $    2.55865    $   2.65585     $   1.81149     $   1.38780
                                                    -----------    ------------    -----------     -----------     -----------
TOTAL CONTRACT OWNER EQUITY ....................    $31,011,122    $ 27,887,749    $31,319,807     $ 9,982,879     $32,320,124
                                                    ===========    ============    ===========     ===========     ===========

                                                                             SUBACCOUNTS (CONTINUED)
                                                    --------------------------------------------------------------------------
                                                                                                                    PRUDENTIAL
                                                        OCC       T. ROWE PRICE   T. ROWE PRICE   WARBURG PINCUS       SMALL
                                                   ACCUMULATION      EQUITY       INTERNATIONAL    POST-VENTURE   CAPITALIZATION
                                                    TRUST SMALL      INCOME           STOCK           CAPITAL          STOCK
                                                   CAP PORTFOLIO    PORTFOLIO       PORTFOLIO        PORTFOLIO       PORTFOLIO
                                                    -----------    ------------    -----------     -----------     -----------
Contract Owner Units Outstanding
  (rounded) ....................................      7,804,349      11,645,491      3,593,199       2,104,691       3,488,013
  Unit Value ...................................    $   1.10051    $    1.46563    $   1.58765     $   1.81263     $   1.39319
                                                    -----------    ------------    -----------     -----------     -----------
TOTAL CONTRACT OWNER EQUITY ....................    $ 8,588,764    $ 17,067,981    $ 5,704,743     $ 3,815,026     $ 4,859,464
                                                    ===========    ============    ===========     ===========     ===========

                                                                   SUBACCOUNTS (CONTINUED)
                                                    ----------------------------------------------------------
                                                                                                   PRUDENTIAL
                                                                                   PRUDENTIAL      DIVERSIFIED
                                                     AMERICAN        FRANKLIN         20/20       CONSERVATIVE
                                                      CENTURY        SMALL CAP        FOCUS          GROWTH
                                                     VP VALUE*     GROWTH FUND*    PORTFOLIO**     PORTFOLIO**
                                                    -----------    ------------    -----------     -----------
Contract Owner Units Outstanding
  (rounded) ....................................      2,092,340       1,955,833      4,526,683       7,816,513
  Unit Value ...................................    $   1.14715    $    2.14040    $   1.17842     $   1.05128
                                                    -----------    ------------    -----------     -----------
TOTAL CONTRACT OWNER EQUITY ....................    $ 2,400,228    $  4,186,264    $ 5,334,334     $ 8,217,344
                                                    ===========    ============    ===========     ===========

 * Became available on September 1, 1998
** Became available on May 3, 1999


                                       A19

NOTE 5:   CHARGES AND EXPENSES

          A.   Mortality Risk and Expense Risk Charges

               The mortality risk and expense risk charges, at an effective annual rate of 1.25%, are applied daily against the net assets representing equity of contract owners held in each subaccount. Mortality risk is that annuitants may live longer than estimated and expense risk is that the cost of issuing and administering the policies may exceed the related charges by Pruco Life of New Jersey.

          B.   Administration Charge

               The administration charge at an effective annual rate of .15% is applied daily against the net assets representing equity of contract owners held in each subaccount. Administration charges include costs associated with issuing the contract, establishing and maintaining records, and providing reports to contract owners.

          C.   Withdrawal Charge

               A withdrawal charge may be made upon full or partial contract owner redemptions. The charge compensates Pruco Life of New Jersey for paying all of the expenses of selling and distributing the contracts, including sales commissions, printing of prospectuses, sales administration, preparation of sales literature, and other promotional activities. No withdrawal charge is imposed whenever earnings are withdrawn.


NOTE 6:   TAXES

          Pruco Life of New Jersey is taxed as a "life insurance company" as defined by the Internal Revenue Code and the results of operations of the Account form a part of Prudential's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements.


NOTE 7:   NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT

          The increase (decrease) in net assets retained in the Account represents the net contributions (withdrawals) of Pruco Life of New Jersey to (from) the Account. Effective October 13, 1998, Pruco Life of New Jersey no longer maintains a position in the account. Previously, Pruco Life of New Jersey maintained a position in the Account for liquidity purposes including unit purchases and redemptions, fund share transactions and expense processing.


                                       A20

NOTE 8:   UNIT ACTIVITY

          Transactions in units (including transfers among subaccounts) for the years ended December 31, 1999 and 1998 were as follows:

                                                                            SUBACCOUNTS
                                 -------------------------------------------------------------------------------------------------
                                          PRUDENTIAL                          PRUDENTIAL                         PRUDENTIAL
                                             MONEY                            DIVERSIFIED                        HIGH YIELD
                                            MARKET                               BOND                               BOND
                                           PORTFOLIO                           PORTFOLIO                          PORTFOLIO
                                 ----------------------------       -----------------------------         ------------------------
                                     1999              1998            1999              1998                  1999       1998
                                 ----------        ----------       ----------         ----------         ----------    ----------
Contract Owner Contributions:    33,897,097        22,847,069       25,761,635         26,289,325         11,763,945    20,814,498
Contract Owner Redemptions:     (25,634,420)      (11,896,512)      (8,699,635)        (2,363,752)        (7,010,058)   (2,434,026)

                                                                        SUBACCOUNTS (CONTINUED)
                                 -------------------------------------------------------------------------------------------------
                                          PRUDENTIAL                          PRUDENTIAL                         PRUDENTIAL
                                          STOCK INDEX                        EQUITY INCOME                         EQUITY
                                           PORTFOLIO                           PORTFOLIO                          PORTFOLIO
                                 ----------------------------       -----------------------------         ------------------------
                                     1999              1998            1999              1998                  1999       1998
                                 ----------        ----------       ----------         ----------         ----------    ----------
Contract Owner Contributions:    18,376,082        19,792,548        7,863,227         21,415,860         15,834,124    20,939,711
Contract Owner Redemptions:      (5,079,159)       (2,847,138)      (5,775,217)        (2,083,915)        (5,102,608)   (2,125,152)

                                                                       SUBACCOUNTS (CONTINUED)
                                 -------------------------------------------------------------------------------------------------
                                                                                                                  AIM V.I.
                                          PRUDENTIAL                          PRUDENTIAL                         GROWTH AND
                                           JENNISON                             GLOBAL                             INCOME
                                           PORTFOLIO                           PORTFOLIO                            FUND
                                 ----------------------------       -----------------------------         ------------------------
                                     1999              1998            1999              1998                  1999       1998
                                 ----------        ----------       ----------         ----------         ----------    ----------
Contract Owner Contributions:    24,417,751        16,411,856        3,721,323          2,051,714          3,639,248     3,927,853
Contract Owner Redemptions:      (6,437,450)       (1,188,911)        (722,920)          (481,055)          (827,759)     (705,704)

                                                                       SUBACCOUNTS (CONTINUED)
                                 -------------------------------------------------------------------------------------------------
                                           AIM V.I.                           JANUS ASPEN                        JANUS ASPEN
                                             VALUE                              GROWTH                          INTERNATIONAL
                                             FUND                              PORTFOLIO                      GROWTH PORTFOLIO
                                 ----------------------------       -----------------------------         ------------------------
                                     1999              1998            1999               1998               1999          1998
                                 ----------        ----------       ----------         ----------         ----------    ----------
Contract Owner Contributions:     8,587,786         4,507,581        8,238,129          4,136,299          4,827,570     4,602,117
Contract Owner Redemptions:      (1,323,432)         (572,109)      (1,008,870)          (351,019)        (1,418,784)     (738,443)

                                                                       SUBACCOUNTS (CONTINUED)
                                 -------------------------------------------------------------------------------------------------
                                              MFS                                                                   OCC
                                           EMERGING                               MFS                          ACCUMULATION
                                            GROWTH                             RESEARCH                        TRUST MANAGED
                                            SERIES                              SERIES                           PORTFOLIO
                                 ----------------------------       -----------------------------         ------------------------
                                     1999              1998            1999               1998                1999        1998
                                 ----------        ----------       ----------         ----------         ----------    ----------
Contract Owner Contributions:     5,128,422         6,101,761        1,681,969          2,848,755          5,334,023    16,105,759
Contract Owner Redemptions:      (1,483,651)         (590,675)        (754,038)          (425,082)        (3,815,439)   (1,637,607)

                                                                       SUBACCOUNTS (CONTINUED)
                                 -------------------------------------------------------------------------------------------------
                                              OCC                            T. ROWE PRICE                     T. ROWE PRICE
                                         ACCUMULATION                           EQUITY                         INTERNATIONAL
                                        TRUST SMALL CAP                         INCOME                             STOCK
                                           PORTFOLIO                           PORTFOLIO                         PORTFOLIO
                                 ----------------------------       -----------------------------         ------------------------
                                     1999              1998            1999               1998                1999         1998
                                 ----------        ----------       ----------         ----------         ----------    ----------
Contract Owner Contributions:     2,444,933         5,096,373        3,692,979          6,462,462          1,432,991     1,496,184
Contract Owner Redemptions:      (1,452,334)         (915,114)      (1,624,397)          (731,820)          (463,232)     (159,534)

                                                                       SUBACCOUNTS (CONTINUED)
                                 -------------------------------------------------------------------------------------------------
                                                                              PRUDENTIAL
                                        WARBURG PINCUS                           SMALL
                                         POST-VENTURE                       CAPITALIZATION                      AMERICAN
                                            CAPITAL                              STOCK                           CENTURY
                                           PORTFOLIO                           PORTFOLIO                        VP VALUE*
                                 ----------------------------       -----------------------------         ------------------------
                                    1999              1998            1999                1998               1999          1998
                                 ----------        ----------       ----------         ----------         ----------    ----------
Contract Owner Contributions:       922,360         1,091,791        4,762,945            517,841          2,093,750       126,750
Contract Owner Redemptions:        (375,563)         (153,538)      (1,788,983)            (3,791)          (124,281)       (3,879)

* Became available on September 1, 1998


                                       A21

                                                                  SUBACCOUNTS (CONTINUED)
                                 ------------------------------------------------------------------------------------
                                                                           PRUDENTIAL                PRUDENTIAL
                                          FRANKLIN                           20/20                   DIVERSIFIED
                                          SMALL CAP                          FOCUS                   CONSERVATIVE
                                        GROWTH FUND*                       PORTFOLIO**             GROWTH PORTFOLIO**
                                 ----------------------------              -----------             ------------------
                                    1999              1998                    1999                        1999
                                 ----------        ----------              ----------                  ----------
Contract Owner Contributions:    1,819,593         253,707                 4,691,336                    7,998,404
Contract Owner Redemptions:       (117,111)           (357)                 (164,653)                    (181,891)

 * Became available on September 1, 1998
** Became available on May 3, 1999

NOTE 9:   PURCHASES AND SALES OF INVESTMENTS

          The aggregate costs of purchases and proceeds from sales of investments in the Series Fund and the non-Prudential administered funds for the year ended December 31, 1999 were as follows:

                    PRUDENTIAL            PRUDENTIAL            PRUDENTIAL            PRUDENTIAL           PRUDENTIAL
                       MONEY              DIVERSIFIED           HIGH YIELD               STOCK               EQUITY
                      MARKET                 BOND                  BOND                  INDEX               INCOME
                     PORTFOLIO             PORTFOLIO             PORTFOLIO             PORTFOLIO            PORTFOLIO
                 ----------------      ----------------      ----------------      ----------------      ----------------
Purchases .....  $     27,904,150      $     22,307,229      $      9,722,804      $     29,724,824      $      8,074,632
Sales .........  $    (18,628,409)     $     (2,798,314)     $     (4,279,528)     $     (3,781,575)     $     (4,906,687)

                                                                                       AIM V.I.
                    PRUDENTIAL            PRUDENTIAL            PRUDENTIAL            GROWTH AND            AIM V.I.
                      EQUITY               JENNISON               GLOBAL                INCOME                VALUE
                     PORTFOLIO             PORTFOLIO             PORTFOLIO               FUND                 FUND
                 ----------------      ----------------      ----------------      ----------------      ----------------
Purchases .....  $     20,000,549      $     44,896,974      $      5,817,008      $      5,318,239      $     13,909,004
Sales .........  $     (2,330,298)     $     (5,328,676)     $       (887,767)     $       (530,250)     $       (742,905)

                                          JANUS ASPEN               MFS                                        OCC
                    JANUS ASPEN          INTERNATIONAL           EMERGING                 MFS             ACCUMULATION
                      GROWTH                GROWTH                GROWTH               RESEARCH           TRUST MANAGED
                     PORTFOLIO             PORTFOLIO              SERIES                SERIES              PORTFOLIO
                 ----------------      ----------------      ----------------      ----------------      ----------------
Purchases .....  $     14,189,045      $      6,511,134      $      6,934,050      $      2,502,062      $      5,019,838
Sales .........  $       (797,261)     $     (1,030,940)     $       (979,130)     $     (1,184,635)     $     (3,466,436)

                                                                                                           PRUDENTIAL
                        OCC              T. ROWE PRICE         T. ROWE PRICE        WARBURG PINCUS            SMALL
                   ACCUMULATION             EQUITY             INTERNATIONAL         POST-VENTURE        CAPITALIZATION
                    TRUST SMALL             INCOME                 STOCK                CAPITAL               STOCK
                   CAP PORTFOLIO           PORTFOLIO             PORTFOLIO             PORTFOLIO            PORTFOLIO
                 ----------------      ----------------      ----------------      ----------------      ----------------
Purchases .....  $      2,014,304      $      4,344,601      $      1,724,215      $      1,013,868      $      5,829,971
Sales .........  $     (1,056,126)     $     (1,463,784)     $       (539,652)     $       (309,721)     $     (2,051,985)

                                                                                      PRUDENTIAL
                                                                PRUDENTIAL            DIVERSIFIED
                     AMERICAN              FRANKLIN                20/20             CONSERVATIVE
                      CENTURY              SMALL CAP               FOCUS                GROWTH
                     VP VALUE             GROWTH FUND           PORTFOLIO**           PORTFOLIO**
                 ----------------      ----------------      ----------------      ----------------
Purchases .....  $      2,504,097      $      2,684,499      $     14,566,429      $     57,104,087
Sales .........  $       (100,969)     $        (80,518)     $    (10,288,093)     $    (49,086,434)


** Became available on May 3, 1999

NOTE 10:  SUBSEQUENT EVENT

          As of May 1, 2000 the Warburg Pincus Post-Venture Capital Portfolio's name is being changed to the Global Post-Venture Capital Portfolio. This will have no effect on the contract owner's account or the related unit value.


                                       A22

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Contract Owners of the Discovery Select Subaccounts of
Pruco Life of New Jersey Flexible Premium Variable Annuity Account and the Board of Directors of Pruco Life Insurance Company of New Jersey

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the subaccounts (Prudential Money Market Portfolio, Prudential Diversified Bond Portfolio, Prudential High Yield Bond Portfolio, Prudential Stock Index Portfolio, Prudential Equity Income Portfolio, Prudential Equity Portfolio, Prudential Jennison Portfolio, Prudential Global Portfolio, AIM V.I. Growth and Income Fund, AIM V.I. Value Fund, Janus Aspen Growth Portfolio, Janus Aspen International Growth Portfolio, MFS Emerging Growth Series, MFS Research Series, OCC Accumulation Trust Managed Portfolio, OCC Accumulation Trust Small Cap Portfolio, T. Rowe Price Equity Income Portfolio, T. Rowe Price International Stock Portfolio, Warburg Pincus Post-Venture Capital Portfolio, Prudential Small Capitalization Stock Portfolio, American Century VP Value, Franklin Templeton Small Cap Growth Fund, Prudential 20/20 Focus Portfolio and Prudential Diversified Conservative Growth Portfolio) of the Discovery Select Subaccounts of Pruco Life of New Jersey Flexible Premium Variable Annuity Account at December 31, 1999, the results of each of their operations for the period then ended (for the period May 3, 1999 through December 31, 1999 for Prudential 20/20 Focus Portfolio and Prudential Diversified Conservative Growth Portfolio) and the changes in each of their net assets for the period ended December 31, 1999 and for the period September 1, 1998 through December 31, 1998 for Prudential Small Capitalization Stock Portfolio, American Century VP Value and Franklin Small Cap Growth Fund and for the period May 3, 1999 for Prudential 20/20 Focus Portfolio and Prudential Diversified Conservative Growth Portfolio in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of Pruco Life Insurance Company of New Jersey's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 1999, provide a reasonable basis for the opinion expressed above.





PricewaterhouseCoopers LLP
New York, New York
March 17, 2000


                                       A23

CONSOLIDATED FINANCIAL STATEMENTS OF PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

   Pruco Life Insurance Company of New Jersey

   Statements of Financial Position
   December 31, 1999 and 1998 (In Thousands)
--------------------------------------------------------------------------------

                                                                                 1999              1998
                                                                            -----------------  ---------------

   ASSETS
   Fixed maturities
      Available for sale, at fair value (amortized cost, 1999: $604,223; and     $ 585,271        $ 622,990
      1998: $617,758)
      Held to maturity, at amortized cost (fair value, 1999: $6,938)                 7,470                -
   Policy loans                                                                    143,815          139,443
   Short-term investments                                                           27,473           53,761
   Other long-term investments                                                       2,520            2,421
                                                                            -----------------  ---------------
           Total investments                                                       766,549          818,615
   Cash                                                                                117               45
   Deferred policy acquisition costs                                               129,184          113,923
   Accrued investment income                                                        12,492           12,209
   Receivables from affiliate                                                       16,231                -
   Other assets                                                                        474           15,379
   Separate Account assets                                                       1,827,484        1,450,986
                                                                            -----------------  ---------------
   TOTAL ASSETS                                                                 $2,752,531       $2,411,157
                                                                            =================  ===============

   LIABILITIES AND STOCKHOLDER'S EQUITY
   Liabilities
   Policyholders' account balances                                               $ 414,917        $ 414,546
   Future policy benefits and other policyholder liabilities                       105,861           89,832
   Cash collateral for loaned securities                                            17,900           34,424
   Securities sold under agreements to repurchase                                        -           27,210
   Income taxes payable                                                             27,829           25,325
   Payables to affiliate                                                                 -            3,492
   Other liabilities                                                                 7,571           19,489
   Separate Account liabilities                                                  1,827,484        1,450,986
                                                                            -----------------  ---------------
   Total liabilities                                                             2,401,562        2,065,304
                                                                            -----------------  ---------------
   Contingencies - (See Footnote 11)
   Stockholder's Equity
   Common stock, $5 par value;
         400,000 shares, authorized;
         issued and outstanding at
         December 31, 1999 and 1998                                                  2,000            2,000
   Paid-in-capital                                                                 125,000          125,000
   Retained earnings                                                               230,057          217,260
   Accumulated other comprehensive (loss) income                                   (6,088)            1,593
                                                                            -----------------  ---------------
   Total stockholder's equity                                                      350,969          345,853
                                                                            -----------------  ---------------
   TOTAL LIABILITIES AND
       STOCKHOLDER'S EQUITY                                                     $2,752,531       $2,411,157
                                                                            =================  ===============




                        See Notes to Financial Statements


                                      B1

   Pruco Life Insurance Company of New Jersey

   Statements of Operations and Comprehensive Income
   Years Ended December 31, 1999, 1998, and 1997 (In Thousands)
--------------------------------------------------------------------------------

                                                                  1999             1998              1997
                                                           ---------------- ----------------- ----------------
      REVENUES

      Premiums                                                   $ 6,742          $  7,282         $  6,832
      Policy charges and fee income                               52,714            53,152           56,687
      Net investment income                                       47,600            47,032           46,324
      Realized investment (losses) gains, net                    (5,013)             8,446            1,707
      Asset management fees                                        7,407             5,641            5,287
      Other income                                                   386               114                -
                                                           ---------------- ----------------- ----------------

      Total revenues                                             109,836           121,667          116,837
                                                           ---------------- ----------------- ----------------

      BENEFITS AND EXPENSES

      Policyholders' benefits                                     26,237            30,679           39,727
      Interest credited to policyholders' account                 18,846            19,038           19,372
      balances
      General, administrative and other expenses                  45,065            22,557           27,541
                                                           ---------------- ----------------- ----------------

      Total benefits and expenses                                 90,148            72,274           86,640
                                                           ---------------- ----------------- ----------------

      Income from operations before income taxes                  19,688            49,393           30,197
                                                           ---------------- ----------------- ----------------

      Income tax provision                                         6,891            17,570           10,974
                                                           ---------------- ----------------- ----------------

      NET INCOME                                                $ 12,797          $ 31,823         $ 19,223
                                                           ================ ================= ================

      Net unrealized investment (losses) gains on
      securities, net of reclassification adjustment and
      taxes                                                       (7,681)           (1,363)             924

                                                           ---------------- ----------------- ----------------

      TOTAL COMPREHENSIVE INCOME                                $  5,116          $ 30,460         $ 20,147
                                                           ================ ================= ================



                        See Notes to Financial Statements


                                      B2

   Pruco Life Insurance Company of New Jersey

   Statements of Changes in Stockholder's Equity
   Years Ended December 31, 1999, 1998, and 1997 (In Thousands)
--------------------------------------------------------------------------------


                                                                                Accumulated
                                                                                   other          Total
                                      Common      Paid - in -      Retained    comprehensive  stockholder's
                                       stock        capital        earnings    income (loss)      equity
                                   ------------   -----------      ---------   -------------  ---------------
   Balance, January 1, 1997          $   2,000      $ 125,000      $ 166,214      $   2,032      $ 295,246

      Net income                             -              -         19,223              -         19,223
      Change in net unrealized
      investment (losses) gains,
      net of reclassification
      and taxes adjustment                   -              -              -            924            924

                                     ---------      ---------      ---------      ---------      ---------
   Balance, December 31, 1997            2,000        125,000        185,437          2,956        315,393

      Net income                             -              -         31,823              -         31,823
      Change in net unrealized
      investment (losses) gains,
      net of reclassification
      and taxes                              -              -              -        (1,363)        (1,363)

                                     ---------      ---------      ---------      ---------      ---------
   Balance, December 31, 1998            2,000        125,000        217,260         1,593         345,853



      Net income                             -              -         12,797              -         12,797
      Change in net unrealized
      investment (losses) gains,
      net of reclassification
      and taxes                              -              -              -        (7,681)        (7,681)

                                     ---------      ---------      ---------      ---------      ---------
   Balance, December 31, 1999         $  2,000      $ 125,000      $ 230,057     $  (6,088)      $ 350,969
                                     =========      =========      =========      =========      =========




                        See Notes to Financial Statements


                                      B3

   Pruco Life Insurance Company of New Jersey

   Statements of Cash Flows
   Years Ended December 31, 1999, 1998, and 1997 (In Thousands)
--------------------------------------------------------------------------------

                                                                    1999           1998           1997
                                                               --------------------------------------------
   CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income                                                  $    12,797    $    31,823    $    19,223
   Adjustments to reconcile net income to net cash (used in)
   provided by
      operating activities:
      Policy charges and fee income                                (11,399)        (5,180)        (7,841)
      Interest credited to policyholders' account balances          18,846         19,038         19,372
      Realized investment losses (gains), net                        5,013         (8,446)        (1,707)
      Amortization and other non-cash items                         18,092          2,497           (342)
      Change in:
        Future policy benefits and other policyholders'             16,029          5,304          8,277
        liabilities
        Accrued investment income                                     (283)         1,866         (1,167)
        Policy loans                                                (4,372)       (12,137)       (13,388)
        Payable to affiliates                                      (19,723)          (815)        (1,752)
        Deferred policy acquisition costs                          (15,261)       (12,298)         5,340
        Income taxes payable                                         2,504         (9,826)         9,006
        Other, net                                                   2,987         (8,954)         2,812
                                                               -----------    -----------    -----------
Cash Flows From Operating Activities                                25,230          2,872         37,833
                                                               -----------    -----------    -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
   Proceeds from the sale/maturity of:
      Fixed maturities:
        Available for sale                                         702,380      1,001,096        645,355
   Payments for the purchase of:
      Fixed maturities:
        Available for sale                                        (695,198)    (1,029,988)      (679,709)
        Held to maturity                                            (7,470)          --             --
   Other long term investments, net                                     99           (854)         1,629
   Cash collateral for loaned securities, net                      (16,524)           761         33,663
   Securities sold under agreements to repurchase, net             (27,210)        27,210           --
   Short term investments, net                                      26,296         (1,297)       (35,461)
                                                               -----------    -----------    -----------
Cash Flows Used in Investing Activities                            (17,627)        (3,072)       (34,523)
                                                               -----------    -----------    -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Policyholders' account balances:
      Deposits                                                     256,842        298,391        134,020
      Withdrawals                                                 (264,373)      (298,149)      (141,255)
                                                               -----------    -----------    -----------
Cash Flows (Used in) From Financing Activities                      (7,531)           242         (7,235)
                                                               -----------    -----------    -----------
Net increase (decrease) in Cash                                         72             42         (3,925)
Cash, beginning of year                                                 45              3          3,928
                                                               -----------    -----------    -----------
CASH,  END OF PERIOD                                           $       117    $        45    $         3
                                                               ===========    ===========    ===========
SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid                                              $       480    $    27,083    $     1,896
                                                               ===========    ===========    ===========



                        See Notes to Financial Statements



                                      B4

   Notes to Financial Statements

--------------------------------------------------------------------------------

   1.  BUSINESS

   Pruco Life Insurance Company of New Jersey ("the Company") is a stock life insurance company organized in 1982 under the laws of the state of New Jersey. It is licensed to sell individual life insurance, variable life insurance, variable annuities, and fixed annuities ("the Contracts") only in the states of New Jersey and New York.

   The Company is a wholly owned subsidiary of Pruco Life Insurance Company ("Pruco Life"), a stock life insurance company organized in 1971 under the laws of the state of Arizona. Pruco Life, in turn, is a wholly owned subsidiary of The Prudential Insurance Company of America (Prudential), a mutual insurance company founded in 1875 under the laws of the state of New Jersey. Prudential is currently considering reorganizing itself into a publicly traded stock company through a process known as "demutualization." On February 10, 1998, Prudential's Board of Directors authorized management to take the preliminary steps necessary to allow Prudential to demutualize. On July 1, 1998, legislation was enacted in New Jersey that would permit this conversion to occur and that specified the process for conversion. Demutualization is a complex process involving development of a plan of reorganization, adoption of a plan by Prudential's Board of Directors, a public hearing, approval by two-thirds of the qualified policyholders who vote on the plan review and approval by the New Jersey Department of Banking and Insurance. Prudential's management is in the process of developing a proposed plan of demutualization, although there can be no assurance that Prudential's Board of Directors will approve such a plan. Prudential's decision whether to demutualize is not expected to have a material effect on the Company's operations.

   The Company is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities engaged in marketing insurance products, and individual annuities.

   2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Basis of Presentation
   The financial statements include the accounts of the Company, a stock life insurance company. The financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP"). The Company has extensive transactions and relationships with Prudential and other affiliates, as more fully described in Footnote 13. Due to these relationships, it is possible that the terms of those transactions are not the same as those that would result from transactions among wholly unrelated parties.

   Use of Estimates
   The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, in particular deferred policy acquisition costs ("DAC") and future policy benefits, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

   Investments
   Fixed maturities classified as "available for sale" are carried at estimated fair value. The amortized cost of fixed maturities is written down to estimated fair value if a decline in value is considered to be other than temporary. Unrealized gains and losses on fixed maturities "available for sale" including the effect on DAC and policyholders' account balances that would result from the realization of unrealized gains and losses, net of income taxes, are included in a separate component of equity, "Accumulated other comprehensive income."

   Policy loans are carried at unpaid principal balances.

   Short-term investments, including highly liquid debt instruments purchased with an original maturity of twelve months or less and are carried at amortized cost, which approximates fair value.

   Realized investment gains (losses), net, are computed using the specific identification method. Costs of fixed maturities are adjusted for impairments considered to be other than temporary.

   Cash
   Cash includes cash on hand, amounts due from banks, and money market instruments.


                                      B5

   Notes to Financial Statements

--------------------------------------------------------------------------------

   2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

   Deferred Policy Acquisition Costs
   The costs which vary with and that are related primarily to the production of new insurance business are deferred to the extent that they are deemed recoverable from future profits. Such costs include certain commissions, costs of policy issuance and underwriting, and certain variable field office expenses. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period. Deferred policy acquisition costs are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in equity.

   Policy acquisition costs related to interest-sensitive products and certain investment-type products are deferred and amortized over the expected life of the contracts (periods ranging from 15 to 30 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in "General and administrative expenses" in the period such estimated gross profits are revised.

   Securities loaned
   Securities loaned are treated as financing arrangements and are recorded at the amount of cash received as collateral. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of securities loaned on a daily basis with additional collateral obtained as necessary. Non-cash collateral received is not reflected in the statements of financial position because the debtor typically has the right to redeem the collateral on short notice. Substantially all of the Company's securities loaned are with large brokerage firms.

   Securities sold under agreements to repurchase
   Securities sold under agreements to repurchase are treated as financing arrangements and are carried at the amounts at which the securities will be subsequently reacquired, including accrued interest, as specified in the respective agreements. Assets to be repurchased are the same, or substantially the same, as the assets transferred and the transferor, through right of substitution, maintains the right and ability to redeem the collateral on short notice. The market value of securities to be repurchased is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure.

   Securities lending and securities repurchase agreements are used to generate net investment income and facilitate trading activity. These instruments are short-term in nature (usually 30 days or less). Securities loaned are collateralized principally by U.S. Government and mortgage-backed securities. Securities sold under repurchase agreements are collateralized principally by cash. The carrying amounts of these instruments approximate fair value because of the relatively short period of time between the origination of the instruments and their expected realization.

   Separate Account Assets and Liabilities
   Separate Account assets and liabilities are reported at estimated fair value and represent segregated funds which are invested for certain policyholders and other customers. Separate Account assets include common stocks, fixed maturities, real estate related securities, and short-term investments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and gains or losses for Separate Accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income."




                                      B6

   Notes to Financial Statements

--------------------------------------------------------------------------------

   2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

   Separate Accounts represent funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the policyholders, with the exception of the Pruco Life of New Jersey Modified Guaranteed Annuity Account. The Pruco Life of New Jersey Modified Guaranteed Annuity Account is a non-unitized Separate Account, which funds the Modified Guaranteed Annuity Contract and the Market Value Adjustment Annuity Contract. Owners of the Pruco Life of New Jersey Modified Guaranteed Annuity and the Market Value Adjustment Annuity Contracts do not participate in the investment gain or loss from assets relating to such accounts. Such gain or loss is borne, in total, by the Company.

   Insurance Revenue and Expense Recognition
   Premiums from insurance policies are generally recognized when due. Benefits are recorded as an expense when they are incurred. For individual annuities in payout status, a liability for future policy benefits is recorded for the present value of expected future payments based on historical experience. Amounts received as payment for interest sensitive life, investment contracts and variable annuities are reported as deposits to "Policyholders' account balances." Revenues from these contracts are reflected as "Policy charges and fee income" and consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges, and surrender charges. In addition, interest earned from the investment of these account balances is reflected in "Net investment income." Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of DAC.

   Asset Management Fees
   The Company receives asset management fee income from Separate Account policyholder account balances invested in the Prudential Series Fund ("PSF").

   Derivative Financial Instruments
   Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, various financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company are futures and can be exchange-traded or contracted in the over-the-counter market. The Company uses derivative financial instruments to seek to reduce market risk from changes in interest rates and to alter interest rate or currency exposures arising from mismatches between assets and liabilities. All derivatives used by the Company are for other than trading purposes.

   To qualify as a hedge, derivatives must be designated as hedges for existing assets, liabilities, firm commitments, or anticipated transactions which are identified and probable to occur, and effective in reducing the market risk to which the Company is exposed. The effectiveness of the derivatives must be evaluated at the inception of the hedge and throughout the hedge period.

   When derivatives qualify as hedges, the changes in the fair value or cash flows of the derivatives and the hedged items are recognized in earnings in the same period. If the Company's use of derivatives does not meet the criteria to apply hedge accounting, the derivatives are recorded at fair value in "Other liabilities" in the Statements of Financial Position, and changes in their fair value are recognized in earnings in "Realized investment gains, net" without considering changes in the hedged assets or liabilities. Cash flows from derivative assets and liabilities are reported in the operating activities section in the Statements of Cash Flows.

   Income Taxes
   The Company is a member of the consolidated federal income tax return of Prudential and files separate company state and local tax returns. Pursuant to the tax allocation arrangement, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision. Deferred income taxes are generally recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to that portion that is expected to be realized.




                                      B7

   Notes to Financial Statements

--------------------------------------------------------------------------------

   2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

   New Accounting Pronouncements

   In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities" which requires that companies recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value. SFAS No. 133 does not apply to most traditional insurance contracts. However, certain hybrid contracts that contain features which may affect settlement amounts similarly to derivatives may require separate accounting for the "host contract" and the underlying "embedded derivative" provisions. The latter provisions would be accounted for as derivatives as specified by the statement.

   SFAS No. 133 provides, if certain conditions are met, that a derivative may be specifically designated as (1) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment (fair value hedge), (2) a hedge of the exposure to variable cash flows of a forecasted transaction (cash flow hedge), or (3) a hedge of the foreign currency exposure of a net investment in a foreign operation, an unrecognized firm commitment, an available-for-sale security or a foreign-currency-denominated forecasted transaction (foreign currency hedge).

   Under SFAS No. 133, the accounting for changes in fair value of a derivative depends on its intended use and designation. For a fair value hedge, the gain or loss is recognized in earnings in the period of change together with the offsetting loss or gain on the hedged item. For a cash flow hedge, the effective portion of the derivative's gain or loss is initially reported as a component of other comprehensive income and subsequently reclassified into earnings when the forecasted transaction affects earnings. For a foreign currency hedge, the gain or loss is reported in other comprehensive income as part of the foreign currency translation adjustment. For all other derivatives not designated as hedging instruments, the gain or loss is recognized in earnings in the period of change. The Company is required to adopt this Statement, as amended, as of January 1, 2001 and is currently assessing the effect of the new standard.

   In October 1998, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 98-7, "Deposit Accounting: Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk" ("SOP 98-7"). This statement provides guidance on how to account for insurance and reinsurance contracts that do not transfer insurance risk. SOP 98-7 is effective for fiscal years beginning after June 15, 1999. The adoption of this statement is not expected to have a material effect on the Company's financial position or results of operations.

   Reclassifications
   Certain amounts in the prior years have been reclassified to conform to current year presentation.



                                      B8

   Notes to Financial Statements

--------------------------------------------------------------------------------

   3.  INVESTMENTS

   Fixed Maturities
   The following tables provide additional information relating to fixed maturities as of December 31:

                                                                             1999
                                            --------------------------------------------------------------
                                                                Gross          Gross         Estimated
                                              Amortized      Unrealized      Unrealized         Fair
                                                 Cost           Gains          Losses          Value
                                            ---------------------------------------------- ---------------
                                                                    (In Thousands)
      Fixed maturities available for sale
      U.S. Treasury securities and
      obligations of U.S. government
      corporations and agencies                 $  9,489         $     -        $    63        $  9,426


      Foreign government bonds                     5,000               -             68           4,932

      Corporate Securities                       588,695             681         19,499         569,877

      Mortgage-backed securities                   1,039               -              3           1,036
                                               ---------         -------       --------       ---------

      Total fixed maturities available for     $ 604,223         $   681       $ 19,633       $ 585,271
      sale

      Fixed Maturities held to maturity
       Corporate Securities                    $   7,470         $     -      $     531       $   6,938
                                               ---------         -------       --------       ---------

      Total fixed maturities held to            $  7,470         $     -        $   532        $  6,938
      maturity
                                               =========        ========       ========       =========



                                                                             1998
                                            --------------------------------------------------------------
                                                                 Gross          Gross         Estimated
                                               Amortized      Unrealized      Unrealized         Fair
                                                  Cost           Gains          Losses          Value
                                            ---------------------------------------------- ---------------
                                                                    (In Thousands)
      Fixed maturities available for sale
      U.S. Treasury securities and
      obligations of U.S. government
      corporations and agencies                 $ 51,663         $   260        $   318        $ 51,605


      Foreign government bonds                    34,744             887            236          35,395

      Corporate securities                       529,844           7,273          2,633         534,484

      Mortgage-backed securities                   1,507               -              1           1,506
                                               ---------         -------       --------       ---------
      Total fixed maturities available for
      sale                                     $ 617,758        $  8,420       $  3,188       $ 622,990
                                               =========        ========       ========       =========





                                      B9

   Notes to Financial Statements

--------------------------------------------------------------------------------

   3.  INVESTMENTS (continued)

   The amortized cost and estimated fair value of fixed maturities, categorized by contractual maturities at December 31, 1999, are shown below:


                                            Available for Sale                       Held to Maturity
                                    ------------------------------------  ---------------------------------------
                                       Amortized       Estimated Fair         Amortized         Estimated Fair
                                          Cost              Value                Cost                Value
                                    ------------------------------------  -------------------  ------------------
                                              (In Thousands)                          (In Thousands)

   Due in one year or less               $   78,150        $    76,922            $      -            $      -

   Due after one year through five          187,710            183,686                   -                   -
   years

   Due after five years through ten         268,224            257,241               7,470               6,938
   years

   Due after ten years                       70,139             67,422                   -                   -
                                         ----------        -----------           ---------          ----------
   Total                                 $  604,223        $   585,271           $   7,470          $    6,938
                                         ==========        ===========           =========          ==========



   Actual maturities will differ from contractual maturities because, in certain circumstances, issuers have the right to call or prepay obligations.

   Proceeds from the sale of fixed maturities available for sale during 1999, 1998, and 1997 were $698.8 million, $990.7 million, and $635.4 million, respectively. Gross gains of $3.5 million, $8.8 million, and $2.9 million, and gross losses of $8.0 million, $1.8 million, and $1.2 million were realized on those sales during 1999, 1998, and 1997, respectively. Proceeds from maturities of fixed maturities available for sale during 1999, 1998, and 1997 were $3.6 million, $10.4 million, and $10.0 million, respectively. During the years ended December 31, 1999, 1998, and 1997, there were no securities classified as held to maturity that were sold.

   Special Deposits
   Fixed maturities of $.5 million at both December 31, 1999 and 1998 respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws.

   Investment Income and Investment Gains and Losses

   Net investment income arose from the following sources for the years ended December 31:

                                                      1999               1998               1997
                                                   ----------         ----------           -----------
                                                                    (In Thousands)
      Fixed maturities - AFS & HTM                   $  39,538         $   39,478          $   37,563
      Policy loans                                       7,641              7,350               6,596
      Short-term investments                             2,516              3,502               3,023
      Other                                                 60              (842)                 333
                                                     ---------         ---------           ----------
      Gross investment income                           49,755             49,488              47,515
      Less investment expenses                         (2,155)            (2,456)             (1,191)
                                                     ---------         ---------           ----------
      Net investment income                          $  47,600         $   47,032          $   46,324
                                                     =========         ==========          ==========

   Realized investment gains (losses), net, including charges for other than temporary reductions in value, for the years ended December 31, were as follows:
                                                      1999               1998               1997
                                               ------------------ ------------------ -------------------
                                                                    (In Thousands)

      Realized investment gains                    $    6,436           $   17,957          $   2,898
      Realized investment losses                      (11,449)              (9,511)            (1,191)
                                                   ----------           ----------          ---------
      Realized investment (losses) gains, net      $   (5,013)          $    8,446          $   1,707
                                                   ==========           ==========          =========




                                      B10

   Notes to Financial Statements

--------------------------------------------------------------------------------

   3.  INVESTMENTS (continued)

   Net Unrealized Investment Gains

   Net unrealized investment gains on fixed maturities available for sale are included in the Statements of Financial Position as a component of "Accumulated other comprehensive income". Changes in these amounts include adjustments to avoid including in "Other comprehensive income (loss)" those items that are included as part of "net income" for a period that also had been part of "Other comprehensive income (loss)" in earlier periods. The amounts for the years ended December 31, net of tax, are as follows:

                                                                                                          Accumulated
                                                                                                             other
                                                                                                         comprehensive
                                                                                                         income (loss)
                                                                Deferred                    Deferred     related to net
                                                Unrealized       policy    Policyholders'  income tax      unrealized
                                              gains (losses)  acquisition     Account      (liability)     investment
                                              on investments     costs        Balances       benefit     gains (losses)
                                             ----------------------------------------------------------------------------

  Balance, December 31, 1996                      $   4,170    $ (1,209)           $330     $ (1,259)         $  2,032
     Net investment gains on investments
     arising during the period                        4,788                                   (1,676)            3,112

     Reclassification adjustment for
     (losses) included in net income                (1,706)                                       597          (1,109)

     Impact of net unrealized investment
     (losses) on deferred policy
     acquisition costs                                            (2,170)                         759          (1,411)

     Impact of net unrealized investment
     gains on policyholders' account
     balances                                                                       519         (187)              332
                                                  ---------    --------       ---------     ---------        --------

  Balance, December 31, 1997                      $   7,252    $ (3,379)          $ 849     $ (1,766)         $  2,956
     Net investment gains on investments
     arising during the period                        4,966                                   (1,662)            3,304

     Reclassification adjustment for
     (losses) included in net income                (6,985)                                     2,338          (4,647)

     Impact of net unrealized investment
     (losses) on deferred policy
     acquisition costs                                             (166)                           58            (108)

     Impact of net unrealized investment
     gains on policyholders' account
     balances                                                                       138          (50)               88
                                                  ---------    --------       ---------     ---------        --------

  Balance, December 31, 1998                      $   5,233     $(3,545)          $ 987     $ (1,082)         $  1,593
     Net investment (losses) on investments
     arising during the period                     (28,794)                                    10,366         (18,428)

     Reclassification adjustment for gains
     included in net income                           4,610                                   (1,660)            2,950

     Impact of net unrealized investment
     gains on deferred policy acquisition
     costs                                                        14,681                      (5,285)            9,396

     Impact of net unrealized investment
     (losses) on policyholders' account
     balances                                                                   (2,499)           900          (1,599)
                                                  ---------    --------       ---------     ---------        --------

  Balance, December 31, 1999                     $ (18,951)     $ 11,136      $ (1,512)       $ 3,239        $ (6,088)
                                                  =========    =========      =========     =========        ========



                                      B11

   Notes to Financial Statements

--------------------------------------------------------------------------------

4.       DEFERRED POLICY ACQUISITION COSTS

   The balance of and changes in deferred policy acquisition costs for the year ended December 31, are as follows:

                                                                                      1999
                                                                              ---------------------
                                                                                 (In Thousands)
                        Balance, beginning of year                                    $  113,923
                        Capitalization of commissions, sales and issue                    13,439
                        expenses
                        Amortization                                                    (12,859)
                        Change in unrealized investment losses                            14,681
                                                                              ---------------------
                        Balance, end of year                                          $  129,184
                                                                              =====================



   5.  POLICYHOLDERS' LIABILITIES

   Future policy benefits and other policyholder liabilities at December 31 are as follows:


                                                          1999                     1998
                                                   -------------------      -------------------
                                                                    (In Thousands)
            Life insurance                               $  100,686               $   84,825
            Annuities                                         5,175                    5,007
                                                   -------------------      -------------------
                                                         $  105,861               $   89,832
                                                   ===================      ===================



   Life insurance liabilities include reserves for death and endowment policy benefits. Annuity liabilities include reserves for immediate annuities.

   The following table highlights the key assumptions generally utilized in calculating these reserves:


              Product                   Mortality                Interest Rate             Estimation Method
   -------------------------  --------------------------   ----------------------   ---------------------------
      Life insurance             Generally rates                  2.5% to 7.5%         Net level premium based
                                 guaranteed in                                         on non-forfeiture
                                 calculating                                           interest rate
                                 cash surrender values

      Individual immediate       1983 Individual Annuity         3.5% to 8.75%         Present value of
      annuities                  Mortality Table with                                  expected future payment
                                 certain modifications                                 based on historical
                                                                                       experience


    Policyholders' account balances at December 31, are as follows:



                                                          1999                     1998
                                                   -------------------      -------------------
                                                                    (In Thousands)
            Individual annuities                         $  150,687               $  148,327
            Interest-sensitive life contracts               264,230                  266,219
                                                   -------------------      -------------------
                                                         $  414,917               $  414,546
                                                   ===================      ===================



   Policyholders' account balances for interest-sensitive life and individual annuities are equal to policy account values plus unearned premiums. The policy account values represent an accumulation of gross premium payments plus credited interest less withdrawals, expenses, mortality charges.


                                      B12

   Notes to Financial Statements

--------------------------------------------------------------------------------

   5.  POLICYHOLDERS' LIABILITIES (continued)

   Certain contract provisions that determine the policyholder account balances are as follows:


                 Product                          Interest Rate                 Withdrawal / Surrender Charges
   --------------------------------  ------------------------------------  -------------------------------------

      Interest sensitive life                      4.0% to 5.4 %               Various up to 10 years
      contracts

      Individual annuities                         3.0% to 5.6%                0% to 8% for up to 8 years




   6.  REINSURANCE

   The Company participates in reinsurance with Prudential in order to provide greater diversification of business, provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Reinsurance ceded arrangements do not discharge the Company or the insurance subsidiaries as the primary insurer, except for cases involving a novation. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The likelihood of a material reinsurance liability reassumed by the Company is considered to be remote.

   Reinsurance amounts included in the Statement of Operations for the year ended December 31 are below.



                                                      1999               1998               1997
                                               ------------------ ------------------ -------------------
                                                                   (In Thousands)

      Reinsurance premiums ceded - affiliated       $     (17)          $    (28)           $    (12)
                                               ================== ================== ===================

      Policyholders' benefits ceded                 $       0           $      0            $      0
                                               ================== ================== ===================



   Reinsurance recoverables, included in "Other assets" in the Company's Statements of Financial Position, at December 31 include amounts recoverable on unpaid and paid losses and were as follows:

                                                        1999            1998
                                                   ------------    ------------
                                                           (In Thousands)
            Life insurance - affiliated                  $16            $ 31
                                                   ============    ============



                                      B13

   Notes to Financial Statements

--------------------------------------------------------------------------------

   7.  INCOME TAXES

   The components of income taxes for the years ended December 31, are as follows:

                                                        1999              1998             1997
                                                 ----------------- ---------------- -----------------
                                                                   (In Thousands)

             Current tax expense (benefit):
             U.S.                                       $ 6,769          $14,786           $12,880
             State and local                                178              523               399
                                                 ----------------- ---------------- -----------------
             Total                                        6,947           15,309            13,279
                                                 ----------------- ---------------- -----------------

             Deferred tax expense (benefit):
             U.S.                                          (54)            2,198           (2,305)
             State and local                                (2)               63                 -
                                                 ----------------- ---------------- -----------------
             Total                                         (56)            2,261           (2,305)
                                                 ----------------- ---------------- -----------------

             Total income tax expense                   $ 6,891          $17,570           $10,974
                                                 ================= ================ =================



   The Company's income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from operations before income taxes for the following reasons:

                                                        1999              1998             1997
                                                 ----------------- ---------------- -----------------
                                                                   (In Thousands)
             Expected federal income tax expense         $6,891          $17,288           $10,569
             State and local income taxes                   115              381               259
             Other                                        (115)             (99)               146
                                                 ----------------- ---------------- -----------------
             Total income tax expense                    $6,891          $17,570           $10,974
                                                 ================= ================ =================



   Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:


                                                          1999                  1998
                                                   ----------------      ----------------
                                                             (In Thousands)
             Deferred tax assets:
             Insurance reserves                          $ 9,711               $10,016
             Net unrealized (gains) losses on              6,823               (1,884)
             securities
             Investment gains                              2,083                     -
                                                   ----------------      ----------------
             Deferred tax assets                         $18,617                $8,132
                                                   ----------------      ----------------

             Deferred tax liabilities:
             Deferred acquisition costs                   37,174                28,509
             Investment gains                                  -                   963
             Other                                           879                 2,375
                                                   ----------------      ----------------
             Deferred tax liabilities                     38,053                31,847
                                                   ----------------      ----------------

             Net deferred tax liability                  $19,436               $23,715
                                                   ================      ================



   Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax assets after valuation allowance. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable. At December 31, 1999 and 1998, respectively, the Company had no federal or state operating loss carryforwards for tax purposes.




                                      B14

   Notes to Financial Statements

--------------------------------------------------------------------------------

   7.  INCOME TAXES (continued)

   The Internal Revenue Service (the "Service") has completed examinations of the consolidated federal income tax returns through 1992. The Service has begun their examination of the years 1993 through 1995.


   8.  EQUITY

   Reconciliation of Statutory Surplus and Net Income
   Accounting practices used to prepare statutory financial statements for regulatory purposes differ in certain instances from GAAP. The following table reconciles the Company's statutory net income and surplus as of and for the years ended December 31, determined in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance with net income and equity determined using GAAP.


                                                            1999         1998       1997
                                                           -------      ------    --------
                                                                    (In Thousands)

Statutory net income                                      $ 20,221    $ 18,704    $ 18,306

Adjustments to reconcile to net income on a GAAP basis:
Amortization and capitalization of deferred                    580      12,464      (3,170)
acquisition costs
Deferred premium                                              (314)        534         198
Insurance revenues and expenses                                983        (808)      2,324
Income taxes                                                  (139)     (2,973)      2,517
Valuation of investments                                    (3,199)      5,896       1,707
Amortization of IMR                                         (2,089)     (2,102)     (1,850)
Asset management fees                                       (2,050)       --          --
Other, net                                                  (1,196)        108        (809)
                                                          --------    --------    --------
GAAP net income                                           $ 12,797    $ 31,823    $ 19,223
                                                          ========    ========    ========

                                                                 1999                 1998
                                                           ----------------     ----------------
                                                                      (In Thousands)
      Statutory surplus                                         $274,437             $252,530

      Adjustments to reconcile to equity on a GAAP basis:
      Valuation of investments                                   (9,644)               20,799
      Deferred acquisition costs                                 129,184              113,923
      Deferred premium                                           (1,159)              (1,473)
      Insurance liabilities                                     (23,889)             (18,141)
      Income Taxes                                              (17,977)             (21,716)
      Asset management fees                                      (2,050)                    -
      Other, net                                                   2,067                 (69)
                                                           ----------------     ----------------
      GAAP stockholder's equity                                 $350,969             $345,853
                                                           ================     ================



   9.  FAIR VALUE OF FINANCIAL INSTRUMENTS

   The estimated fair values presented below have been determined using available information and valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Accordingly, such estimates presented may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the fair values (for all other financial instruments presented in the table, the carrying value approximates estimated fair value).


                                      B15

   Notes to Financial Statements

--------------------------------------------------------------------------------

   9.  FAIR VALUE OF FINANCIAL INSTRUMENTS (continued)

   Fixed maturities
   Estimated fair values for fixed maturities are based on quoted market prices or estimates from independent pricing services.

   Policy loans
   The estimated fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayments.

   Investment contracts
   Estimated fair values of investment contracts are derived by using the policyholder's account balance.

   Derivative financial instruments
   The fair value of futures is estimated based on market quotes for transactions with similar terms.

   The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31:

                                                    1999                                       1998
                                        ----------------------------------    -----------------------------------
                                              Carrying         Estimated            Carrying          Estimated
                                               Value          Fair Value              Value          Fair Value
                                        ---------------- -----------------    ----------------- -----------------
                                                                     (In Thousands)
      Financial Assets:
         Fixed maturities:
             Available for sale             $ 585,271          $585,271             $622,990          $622,990
             Held to maturity                   7,470             6,938                    -                 -
         Policy loans                         143,815           136,990              139,443           146,504
         Short-term investments                27,473            27,473               53,761            53,761
         Cash                                     117               117                   45                45
         Separate Accounts assets           1,827,484         1,827,484            1,450,986         1,450,986

      Financial Liabilities:
         Investment contracts                $ 92,096          $ 92,096             $ 87,948          $ 87,948
         Cash collateral for loaned            17,900            17,900               34,424            34,424
         securities
         Securities sold under
         agreements to repurchase                   -                 -               27,210            27,210

         Separate Accounts liabilities      1,827,484         1,827,484            1,450,986         1,450,986
         Derivatives                              597               597                    -                 -




   10.  DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

    Futures
   The Company uses exchange-traded Treasury futures to reduce market risks from changes in interest rates and to manage the duration of assets to better match the duration of liabilities supported by those assets. The Company enters into exchange-traded futures with regulated futures commissions merchants who are members of a trading exchange. The fair value of futures is estimated based on market quotes for a transaction with similar terms.

   Under exchange-traded futures, the Company agrees to purchase a specified number of contracts with other parties and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. Treasury futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company's exposure to a market decline than selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.



                                      B16

   Notes to Financial Statements

--------------------------------------------------------------------------------

   10.  DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)

   If futures meet hedge accounting criteria, changes in their fair value are deferred and recognized as an adjustment to the carrying value of the hedged item. Deferred gains or losses from the hedges for interest-bearing financial instruments are amortized as a yield adjustment over the remaining lives of the hedged item. Futures that do not qualify as hedges are carried at fair value with changes in value reported in current period earnings. The notional and fair value of futures contracts was $46.4 million and $(.6) million at December 31, 1999, respectively. There were no open futures contracts at December 31, 1998.

   Credit Risk
   The current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. All of the net credit exposure for the Company from derivative contracts is with investment-grade counterparties. As of December 31, 1999 100% of the notional consisted of interest rate derivatives.

   11.  CONTINGENCIES

   Various lawsuits against the Company have arisen in the course of the Company's business. In certain of these matters, large and/or indeterminate amounts are sought.

   On October 28, 1996, the Company entered into a Stipulation of Settlement with attorneys for the plaintiffs in a consolidated class action lawsuit pending in a Multi-District Litigation proceeding in the U.S. District Court for the District of New Jersey. The class action suit involved alleged improprieties in connection with the sale, servicing and operation of permanent life insurance policies from 1982 through 1995. Pursuant to the settlement, the Company has participated in a remediation program pursuant to which relief was offered to policyowners who were misled when they purchased permanent life insurance policies in the United States from 1982 to 1995. Prudential has agreed to indemnify the Company for any liability incurred in connection with that litigation.

   The balance of the Company's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted with precision. Management believes that any ultimate liability which could result from such litigation would not have a material adverse effect on the Company's financial position.

   12.  DIVIDENDS

   The Company is subject to New Jersey law which requires any shareholder dividend or distribution must be filed with the New Jersey Commissioner of Insurance. Cash dividends may only be paid out of earned surplus derived from realized net profits.

   13.  RELATED PARTY TRANSACTIONS

   Service Agreements
   Prudential and the Company operate under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential. Prudential periodically reviews its methods for determining the level of administrative expenses charged to the Company. Late in 1998, Prudential revised its allocation methodology to more closely align allocations based on business processes, resulting in increased allocations from 1998 levels. Management believes that the updated methodology is reasonable and better reflects actual costs incurred by Prudential to process transactions on behalf of the Company. The net cost of these services allocated to the Company were $28.3 million, $23.5 million and $16.2 million for the years ended December 31, 1999, 1998, and 1997, respectively.

   In addition, the Company received allocated distribution expenses from Prudential's retail agency network. Beginning in 1999, market based distribution transfer pricing was the basis for allocating costs to each product line that distributes products through Prudential's retail agency channels. A majority of these distribution expenses have been capitalized by the Company as DAC.

   The Company receives asset management fees from Pruco Life for its policyholder account balances invested in the Prudential Series Fund ("PSF") managed by Pruco Life. The Company received from Pruco Life its allocable shares of such compensation in the amount of $7.4 million, $5.6 million, and $5.3 million, during 1999, 1998, and 1997, respectively, recorded as "Asset management fee income" in the Statements of Operations and Comprehensive Income.


                                      B17

   Notes to Financial Statements

--------------------------------------------------------------------------------

   13.  RELATED PARTY TRANSACTIONS (continued)

   The Company pays an asset management fee to Prudential Global Asset Management ("PGAM") for managing the Separate Account investment portfolio. The expense for the year was $3.0 million, which is shown in general, administrative and other expenses.

   The Company has sold a Corporate Owned Life Insurance ("COLI") policy to Prudential. The cash surrender value included in Separate Accounts at December 31, 1999 was $199.0 million.

   Reinsurance
   The Company currently has a reinsurance agreement in place with Prudential ("the reinsurer"). The reinsurance agreement is a yearly renewable term agreement in which the Company may offer and the reinsurer may accept reinsurance on any life in excess of the Company's maximum limit of retention. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions. These agreements had no material effect on net income for the years ended December 31, 1999, 1998, and 1997.

   Debt Agreements
   In July 1998, the Company established a revolving line of credit facility with Prudential Funding Corporation, a wholly-owned subsidiary of Prudential. There is no outstanding debt relating to this credit facility as of December 31, 1999.




                                      B18

                        Report of Independent Accountants



   To the Board of Directors and Stockholder of Pruco Life Insurance Company of New Jersey

   In our opinion, the accompanying statements of financial position and the related statements of operations, of changes in stockholder's equity and of cash flows present fairly, in all material respects, the financial position of Pruco Life Insurance Company of New Jersey (an indirect, wholly-owned subsidiary of the Prudential Insurance Company of America) at December 31, 1999 and 1998, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.



   PricewaterhouseCoopers LLP
   New York, New York
   March 21, 2000




                                      B19

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL POSITION AND RESULTS OF OPERATIONS.
The following analysis should be read in conjunction with the Notes to Financial Statements.

The Company markets individual life insurance, variable life insurance, variable annuities, and fixed annuities through Prudential's sales force in New Jersey and New York. These markets are subject to regulatory oversight with particular emphasis placed on company solvency and sales practices. These markets are also subject to increasing competitive pressures as the legal barriers which have historically segregated the markets of the financial services industry have been changed through both legislative and judicial processes. Regulatory changes have opened the insurance industry to competition from other financial institutions, particularly banks and mutual funds, that are positioned to deliver competing investment products through large, stable distribution channels.

The Company's Results of Operations and Changes in Statements of Financial Position are described below.

1.  RESULTS OF OPERATIONS

Net income for the year ended December 31, 1999 was $12.8 million, a decrease of $19.0 million from $31.8 million earned in the year ended December 31, 1998. The decrease was due to revenues that were $11.9 million lower than 1998 primarily due to realized losses from bond sales and expenses that were $17.8 million higher mainly from general and administrative expenses, offset somewhat by a decrease in the tax provision of $10.7 million.

(a) 1999 versus 1998

Premiums decreased by $.6 million to $6.7 million for the year ended December 31, 1999 from $7.3 million for the year ended December 31, 1998. The majority of the premiums, approximately $5.9 million in each of the two years, represent income from extended term or reduced paid-up life insurance. As an option in the event of a lapse, individual variable life insurance policies provide policyholders with additional extended term or reduced paid-up life insurance based on the amount that can be purchased with the remaining cash value of the contract (if the contractholder does not elect to receive the remaining cash value as a cash distribution). The application of the remaining cash value to purchase such coverage is recorded as premium revenue in the Statement of Operations.

Policy charges and fee income, primarily consisting of expense, mortality, loading and other insurance charges assessed on policyholder account balances, decreased by $.5 million to $52.7 million in 1999 from $53.2 million in 1998. The decrease is a result of lower fee income on variable life products due to decreased sales in 1999, offset somewhat by increases in annuity fee income. The annuity income increase reflects the growth in Separate Accounts as a result of the strong equity market and increased sales and exchanges of the Discovery Select annuity product. The Exchange Program provides the contractholders of older Prudential, Pruco Life or Pruco Life of New Jersey annuity products an opportunity to convert to the Discovery Select product.

Net investment income increased slightly by $.6 million to $47.6 million for the year ended December 31, 1999 from $47.0 million at year ended December 31, 1998. The General Account investment portfolio, consisting primarily of bonds, decreased from $818.6 million to $766.5 million in 1999 as new cash inflows were primarily invested in Separate Accounts; however the average asset balance in 1999 was slightly higher than in 1998. The yield also remained approximately the same at 6.75% in 1999 versus 6.79% in 1998, therefore the income remained relatively constant between the two years.

Realized investment losses, net were $5.0 million for the year ended December 31, 1999 compared to realized investment gains, net of $8.4 million for the year ended December 31, 1998. This variance reflects the sale of debt securities in 1999 during a period of rising interest rates.

Asset management fees increased by $1.8 million to $7.4 million at December 31, 1999 from $5.6 million at December 31, 1998. These fees represent investment advisory fees collected from the Prudential Series Funds ("PSF"), a portfolio of mutual fund investments related to the Company's Separate Account products. The increase was due to a $376.5 million increase in Separate Account assets in 1999 as a result of strong equity markets and increased sales and exchanges of the Discovery Select product.

Policyholder benefits were $26.2 million for the year ended December 31, 1999, a decrease of $4.5 million from $30.7 million for the year ended December 31, 1998. The decrease is related to variable life contracts, as death claims are $3.1 million less and reserve changes are $1.4 million less than last year. The reserve variance is primarily attributable to fewer extended term policies. Annuity policyholder benefits remained the same in the two years.

Interest credited to policyholder account balances for the year ended December 31, 1999 was $18.8 million, a slight decrease of $.2 million from $19.0 million in 1998. Variable life contracts had approximately the same average policyholder account balance of $245.0 million and an interest credited rate of 4.6% in the two years. Interest credited on annuity products was $7.7 million in both years as the average policyholder balance increased slightly by $3.0 million while the average crediting rate dropped about 20 basis points.

General, administrative and other expenses, net of capitalization and amortization of deferred policy acquisition costs ("DAC"), increased $22.5 million to $45.1 million at year end December 31, 1999 from $22.6 million at December 31, 1998. The increase was primarily the result of the implementation of a new expense allocation methodology from Prudential. This new allocation process shifts a greater amount of expenses to products requiring more complex business processes and more transactions, such as variable products which allow policyholders to make changes in their investment portfolio. These allocated expenses include distribution expenses from Prudential's retail agency network. Beginning in 1999, market based distribution transfer pricing was the basis for allocating costs to each product line that distributes products through Prudential's retail agency network. A majority of these distribution expenses have been capitalized by the Company as DAC. In addition, there was an increase over the prior year in DAC amortization of $10.3 million, the majority of which reflects refinements in the gross profit margin used to amortize DAC.

(b) 1998 versus 1997

Total insurance revenues, consisting of premiums and policy charges and fee income decreased $3.1 million for the year ended December 31, 1998 to $60.4 million from $63.5 million for the year ended December 31, 1997, due to a decline in the number of life insurance policies in force.

The Company's net investment income increased $.7 million for the year ended December 31, 1998 to $47.0 million from $46.3 million for the year ended December 31, 1997. Realized investment gains, net, increased $6.7 million for the year ended December 31, 1998 to $8.4 million from $1.7 million for the year ended December 31, 1997, primarily due to the sale of fixed maturities in 1998 during a period of declining interest rates.

Asset management fees increased by $.3 to $5.6 million at December 31, 1998 from $5.3 million at December 31, 1997 due to an increase in the Separate Account portfolio.

Policyholders' benefits decreased $9.0 million for the year ended December 31, 1998 to $30.7 million from $39.7 million for the year ended December 31, 1997. This decrease is attributable to a favorable change in reserves due to better than expected mortality experience.

Interest credited to policyholders' account balances decreased by $.4 million for the year ended December 31, 1998 to $19.0 million from $19.4 million for the year ended December 31, 1997. This decrease is primarily attributable to a decrease in interest crediting rates, partially offset by increased interest credited to policy loans as well as increased fund values due to new sales of Separate Account products.

General, administrative and other expenses decreased $4.9 million for the year ended December 31, 1998 to $22.6 million compared to $27.5 million for the year ended December 31, 1997. This decrease is primarily attributable to refinements in the DAC amortization model leading to comparably lower 1998 expenses. Offsetting this decrease was an increase in sales volume of Discovery Select which resulted in a corresponding increase in expenses. In addition to the increased sales volume, Prudential's expense allocation methodology changed late in 1998, resulting in increased expenses allocated to the Company.

CHANGES IN FINANCIAL POSITION

1999 versus 1998

The Company had $2.8 billion in assets at December 31, 1999 compared to $2.4 billion at December 31, 1998 of which $1.8 billion and $1.5 billion were held in Separate Accounts in 1999 and 1998, respectively supporting variable life insurance policies and variable annuity contracts. The remaining assets consisted primarily of General Account investments in bonds, policy loans, short-term investments and DAC. For discussion of investments, see "Investment Portfolio and Investment Strategies" below.

INVESTMENT PORTFOLIO AND INVESTMENT STRATEGIES

The Company's investment portfolio supports its insurance and annuity liabilities and other obligations to customers for which it assumes investment related risks. The portfolio was comprised of total investments amounting to $766.5 million at December 31, 1999, versus $818.6 million at December 31, 1998. A diversified portfolio of publicly traded bonds, private placement investments and short term investments is managed under strategies intended to maintain optimal asset mix consistent with current and anticipated cash flow requirements of the related obligations. The risk tolerance reflects the Company's aggregate capital position, exposure to business risk, liquidity and rating agency considerations.

The asset management strategy for the portfolio is set in accordance with an investment policy statement developed and coordinated within the Company by the Portfolio Management Group, agreed to by senior management, and approved by the Company's Board of Directors. In managing the investment portfolio, the long term objective is to generate favorable investment results through asset-liability management, strategic and tactical asset allocation and asset manager selection. Asset mix strategies are constrained by the need to match asset structure to product liabilities, considering the underlying income and return characteristics of investment alternatives and seeking to closely approximate the interest rate sensitivity of the asset portfolio with the estimated interest rate sensitivity of the product liabilities. Asset mix strategies also include maintenance of broad diversification across asset classes, issuers and sectors; effective utilization of capital while maintaining liquidity believed to be adequate to satisfy cash flow requirements; and achievement of competitive performance. The major categories of invested assets, quality across the portfolio, and recent activities to manage the portfolio are discussed below.

FIXED MATURITIES

The fixed maturity portfolio is diversified across maturities, sectors and issuers. The Company has classified all publicly traded securities as "available for sale" or "AFS". As of December 31, 1999 and 1998, approximately 96% and 100% respectively, of privately traded securities, were classified as AFS. The remainder of the privately placed fixed maturities were classified as "held to maturity" or "HTM". "Available for sale" securities are carried in the Statements of Financial Position at fair value, with unrealized gains and losses (after certain related adjustments) recognized by credits and charges to stockholder's equity. Securities "held to maturity" are carried at amortized cost, and unrealized gains or losses on these securities are not recognized in the financial statements. Fixed maturities totaled $592.8 million (AFS fair value of $585.3 million and HTM amortized cost of $7.5 million), a decrease of $30.2 million compared to December 31, 1998. The decrease resulted primarily from a rising interest rate environment during most of 1999, causing a decrease in fair value of the assets.

                                   DECEMBER 31, 1999                             DECEMBER 31, 1998
                   ----------------------------------------------  ----------------------------------------------
                                                                                    ESTIMATED           NET
                                   ESTIMATED FAIR  NET UNREALIZED                     FAIR           UNREALIZED
                   AMORTIZED COST      VALUE          (LOSSES)     AMORTIZED COST     VALUE             GAINS
                   --------------- --------------  --------------  -------------- --------------  ---------------
                                                          (In Thousands)
FIXED MATURITIES
Publicly traded        $ 430,167       $ 414,695       $(15,472)        $537,339       $541,874         $  4,535
Privately placed         181,526         177,514        ( 4,012)          80,419         81,116              697

                   --------------- --------------  --------------  -------------- --------------  ---------------
TOTAL                  $ 611,693       $ 592,209       $(19,484)        $617,758       $622,990         $  5,232
                   =============== ==============  ==============  ============== ==============  ===============


At December 31, 1999, the net unrealized losses on the AFS fixed maturity portfolio totaled losses of $19.5 million compared to gains of $5.2 million at December 31, 1998. The decrease is primarily due to an increasing interest rate environment for most of 1999.

The average asset base increased slightly while gross investment income and yields were relatively unchanged from year to year. During 1999, there was a reallocation from government securities to the retail and wholesale sector. In addition, the Company's holdings of private placement fixed maturities totaled $177.5 million and constituted 30% of total fixed maturities portfolio at December 31, 1999 compared to $81.1 million representing 13% in 1998. These investments generally offer higher yields than comparable quality public market securities and increase the diversification of the portfolio.

Gross investment income from fixed maturities remained constant between 1999 and 1998 at $39.5 million. Net realized losses of $4.6 million were $11.0 million below December 31, 1998, primarily due to net sales activity during a period of increasing interest rates.

CREDIT QUALITY

The following table describes the credit quality of the fixed maturity portfolio, based on ratings assigned by the National Association of Insurance Commissioners ("NAIC") or Standard & Poor's Corporation, an independent rating agency as of December 31, 1999:

                                        DECEMBER 31, 1999                             DECEMBER 31, 1998
                          ---------------------------------------------- -----------------------------------------------
         STANDARD            AMORTIZED             ESTIMATED               AMORTIZED               ESTIMATED
NAIC     & POOR'S             COST        %       FAIR VALUE      %          COST         %       FAIR VALUE       %
------------------------- ---------------------------------------------- -----------------------------------------------
                                                                 (In Thousands)
 1    AAA to AAA-           $ 224,037   36.6%      $ 218,163   36.8%      $ 303,209     49.1%      $ 306,693   49.2%
 2    BBB+ to BBB-            356,235   58.2%        344,246   58.1%        286,640     46.4%        287,888   46.2%
 3    BB+ to BB-               31,421    5.1%         29,800    5.0%         27,134      4.4%         27,692    4.4%
 4    B+ to B-                      0    0.0%              0    0.0%            704      0.1%            638    0.1%
 5    CCC or lower                  0    0.0%              0    0.0%             71      0.0%             79    0.0%
 6    In or near default            0    0.0%              0    0.0%              0      0.0%              0    0.0%

                          ------------           -------------           ---------------           ----------
      TOTAL                 $ 611,693     100.0%   $ 592,209     100.0%   $ 617,758       100.0%   $ 622,990     100.0%
                          ============           =============           ===============           ==========

The fixed maturity portfolio consists largely of investment grade assets (rated "1" or "2" by the NAIC), with such investments accounting for 95% of the portfolio at December 31, 1999 and 1998, based on fair value. As of both of those dates, no fixed maturities in the portfolio were rated "6" by the NAIC, defined as public and private placement securities which are currently non-performing or believed subject to default in the near-term.

The Company maintains separate monitoring processes for public and private fixed maturities and creates watch lists to highlight securities which require special scrutiny and management. The Company's public fixed maturity asset managers formally review all public fixed maturity holdings on a monthly basis and more frequently when necessary to identify potential credit deterioration whether due to ratings downgrades, unexpected price variances, and/or industry specific concerns. We classify public fixed maturity securities of issuers that have defaulted as "not in good standing" and all other public watch list assets as "closely monitored".

The Company's private fixed maturity asset managers conduct specific servicing tests on each investment on a quarterly basis to determine whether the investment is in compliance or should be placed on the watch list or assigned an early warning classification. The Company assigns early warning classification to those issuers that have failed a servicing test or experienced a minor covenant default, and we continue to monitor them for improvement or deterioration. The Company assigns "closely monitored" status to those investments that have been recently restructured or for which restructuring is a possibility due to substantial credit deterioration or material covenant defaults. The Company classifies securities of issuers that are in more severe conditions, for example, bankruptcy or payment default as "not in good standing". Writedowns for impairments of fixed maturities which were deemed to be other than temporary were $.6 million for 1998, no impairments in 1999 and 1997.

                                        DECEMBER 31, 1999                                 DECEMBER 31, 1998
                             --------------------------------------------  ---------------------------------------------
                                  AMORTIZED                                      AMORTIZED
                                    COST               % OF TOTAL                   COST                % OF TOTAL
                             --------------------   ---------------------  --------------------   ----------------------
                                                                   (In Thousands)
Performing                          $ 611,693          100.0%                     $ 616,944                   99.9%
Watch List
  Closely monitored                         -            0.0%                           814                    0.1%
  Not in good standing                      -            0.0%                             -                    0.0%
                             --------------------                          --------------------
Total                               $ 611,693          100.0%                     $ 617,758                  100.0%
                             ====================                          ====================

PORTFOLIO DIVERSITY

The fixed maturity portfolio is broadly diversified by type and industry of issuer. The greatest industry concentrations within the public portfolio were finance, manufacturing, and utilities, while the greatest concentration within the private portfolio was asset backed securities. The portfolio is summarized below by issuer category:

                                                                         DECEMBER 31, 1999
                                                   ---------------------------------------------------------------
                                                        AMORTIZED               ESTIMATED              % OF
                                                           COST                 FAIR VALUE          FAIR VALUE
                                                   ---------------------   --------------------- -----------------
                                                                          (In Thousands)
United States government securities and
     obligations                                           $   9,489               $   9,424              1.6%
Mortgage backed securities                                     1,038                   1,035              0.2%
Asset backed securities (1)                                  116,985                 114,211             19.3%
Foreign government securities                                  5,000                   4,932              0.8%
Manufacturing                                                102,483                  97,638             16.5%
Utilities                                                     98,860                  93,991             15.9%
Retail and wholesale                                          41,148                  40,337              6.8%
Energy                                                         5,000                   4,965              0.8%
Finance                                                      119,475                 117,371             19.8%
Services                                                      51,403                  48,767              8.2%
Transportation                                                60.812                  59,538             10.1%
Other                                                              0                       0              0.0%
                                                   ---------------------   --------------------- -----------------
TOTAL                                                     $  611,693              $  592,209            100.0%
                                                   =====================   ===================== =================



                                                                              DECEMBER 31, 1998
                                                   -----------------------------------------------------------------
                                                        AMORTIZED               ESTIMATED               % OF
                                                           COST                 FAIR VALUE            FAIR VALUE
                                                   ---------------------   ----------------------  -----------------
                                                                          (In Thousands)
United States government securities and
     obligations                                           $  51,663                $  51,605                  8.3%
Mortgage backed securities                                     1,507                    1,506                  0.2%
Asset backed securities (1)                                   74,612                   75,307                 12.1%
Foreign government securities                                 34,744                   35,394                  5.7%
Manufacturing                                                 95,713                   96,369                 15.5%
Utilities                                                     96,612                   97,794                 15.7%
Retail and wholesale                                           9,992                    9,834                  1.6%
Energy                                                             0                        0                  0.0%
Finance                                                      123,733                  125,124                 20.1%
Services                                                      78,586                   78,727                 12.6%
Transportation                                                49,695                   50,331                  8.1%
Other                                                            901                      999                  0.1%

                                                   ---------------------   ----------------------  -----------------
TOTAL                                                     $  617,758               $  622,990                100.0%
                                                   =====================   ======================  =================

(1) The asset backed securities are primarily backed by credit card receivables, home equity loans, trade receivables and auto loans.

SHORT-TERM INVESTMENTS

Short-term investments include highly liquid debt instruments such as commercial paper and are purchased with an original maturity of twelve months or less. These securities are carried at amortized cost, which approximates fair value. Short-term investments also include receivables resulting from securities lending and borrowing activities. As of December 31, 1999, the Company's short-term investments totaled $27.5 million versus $53.8 million at December 31, 1998. The decrease in short-term investments of $26.3 million was primarily due to decreased securities financing activity. Net investment income was $2.5 million for 1999 and $3.5 million for 1998. The reduction in net income was related to the decrease in the average asset base.

2.  LIQUIDITY AND CAPITAL RESOURCES

The Company's liquidity requirements include the payment of sales commissions, other underwriting expenses and the funding of its contractual obligations for the life insurance and annuity contracts it has in-force. The Company has developed and utilizes a cash flow projection system and regularly performs asset/liability duration matching in the management of its asset and liability portfolios. The Company anticipates funding all its cash requirements utilizing cash from operations, normal investment maturities and anticipated calls and repayments or through short term lending from its affiliate Prudential Funding Corporation (refer to Footnote 13 in the Notes to Consolidated Financial Statements). As of December 31, 1999, the Company's assets included $413.4 million of cash, short-term investments and investment grade publicly traded fixed maturity securities that could be liquidated if funds were required.

In order to continue to market life insurance and annuity products, the Company must meet or exceed the statutory capital and surplus requirements of the insurance departments of the states in which it conducts business. Statutory accounting practices differ from generally accepted accounting principles ("GAAP") in two major respects. First, under statutory accounting practices, the acquisition costs of new business are charged to expense, while under GAAP they are initially deferred and amortized over a period of time. Second, under statutory accounting practices, the required additions to statutory reserves for new business in some cases may initially exceed the statutory revenues attributable to such business. These practices result in a reduction of statutory income and surplus at the time of recording new business.

Insurance companies are subject to Risk-Based Capital ("RBC") guidelines, monitored by insurance regulatory authorities, that measure the ratio of the Company's statutory surplus with certain adjustments ("Adjusted Capital") to its required capital, based on the risk characteristics of its insurance liabilities and investments. Required capital is determined by statutory formulae that consider risks related to the type and quality of invested assets, insurance-related risks associated with the Company's products, interest rate risks, and general business risks. The RBC calculations are intended to assist regulators in measuring the adequacy of the Company's statutory capitalization.

The Company considers RBC implications in its asset/liability management strategies. Each year, the Company conducts a thorough review of the adequacy of statutory insurance reserves and other actuarial liabilities. The review is performed to ensure that the Company's statutory reserves are computed in accordance with accepted actuarial standards, reflect all contractual obligations, meet the requirements of state laws and regulations and include adequate provisions for any other actuarial liabilities that need to be established. All significant reserve changes are reviewed by the Board of Directors and are subject to approval by the New Jersey Department of Banking and Insurance (the "Insurance Department"). The Company believes that its statutory capital is adequate for its currently anticipated levels of risk as measured by regulatory guidelines.

The NAIC has approved a series of codified statutory accounting standards which will replace the current Accounting Practices and Procedures Manual as the NAIC's primary guidance on statutory accounting. Certain of the standards could have an impact on the measurement of statutory capital which, in turn, could affect RBC ratios of insurance companies. The Insurance Department has issued notices requiring adoption of the new Accounting Practices and Procedures Manual beginning with the quarterly statement for the period ending March 31, 2001. The Company has not estimated the potential effect of the Codification guidance, but does not believe it will have an adverse impact on the Company's surplus position.

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

3.  REGULATORY ENVIRONMENT

The Company is subject to the laws of the Insurance Department. A detailed financial statement in the prescribed form (the "Annual Statement") is filed with the Insurance Department each year covering the Company's operations for the preceding year and its financial position as of the end of that year. Regulation by the Insurance Department includes periodic examination to verify the accuracy of contract liabilities and reserves. The Company's books and accounts are subject to review by the Insurance Department at all times. A full examination of the Company's operations is conducted periodically by the Insurance Department and under the auspices of the NAIC.

The Company is subject to regulation under the insurance laws of all jurisdictions in which it operates. The laws of the various jurisdictions establish supervisory agencies with broad administrative powers with respect to various matters, including licensing to transact business, overseeing trade practices, licensing agents, approving contract forms, establishing reserve requirements, fixing maximum interest rates on life insurance contract loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted. The Company is required to file the Annual Statement with supervisory agencies in each of the jurisdictions in which it does business, and its operations and accounts are subject to examination by these agencies at regular intervals.

The NAIC has adopted several regulatory initiatives designed to improve the surveillance and financial analysis regarding the solvency of insurance companies in general. These initiatives include the development and implementation of a risk-based capital formula as described in the Liquidity and Capital Resources disclosure. The implementation of these standards has not had an effect upon the Company.

Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Certain insurance products of the Company are subject to various federal securities laws and regulations. In addition, current and proposed federal measures which may significantly affect the insurance business include regulation of insurance company solvency, employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies and the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.

4.  THE YEAR 2000 ISSUE

The Company utilizes many of the same business applications, infrastructure and business partners as Prudential. Prudential addressed the Year 2000 issue on an enterprise-wide basis. Therefore, it is not possible to differentiate the Company's Year 2000 issue from that of Prudential. The accompanying discussion of the Year 2000 issue and its outcome reflects steps taken by Prudential to mitigate the Year 2000 risks.

The Year 2000 issue is best understood as a computer hardware and software problem in which computer systems that have date-sensitive programming may recognize a date using "00" as the year 1900 instead of the year 2000. Prudential's total cost to address the Year 2000 issue was $225 million, with $13 million spent in 1996, $64 million in 1997, $104 million in 1998 and $44 million in 1999. These amounts do not include Prudential's share of Year 2000 costs incurred by partnerships or joint ventures in which Prudential participates but does not have a controlling financial interest. These amount also exclude costs for replacement systems that Prudential implemented or accelerated solely due to potential Year 2000 failures because they were immaterial. Prudential funded the cost of its Year 2000 program from operations.

During the course of its Year 2000 program, Prudential delayed some discretionary computer projects to focus on completion of the Year 2000 projects. These delays did not have a material impact on Prudential's or Pruco Life's financial condition or operations.

To date, neither Prudential nor the Company have experienced material Year 2000 related problems in any of their operations. Prudential believes that it has mitigated the Year 2000 risk, Prudential cannot guarantee that it will not experience a Year 2000 failure that has thus far been undetected. In the worst case, it is possible that an as yet unknown Year 2000 failure, whether internal or external, could have a material impact on Prudential or the Company's results of operations, liquidity or financial condition. Where necessary, we have enhanced our general business continuation contingency plans to ensure that they would be effective in responding to a Year 2000 failure. Substantially all of these plans, as they related to Year 2000 issues, include the ultimate resolution of any technology failure that we may encounter.

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


5.  EFFECTIVE NEW ACCOUNTING PRONOUNCEMENTS

Refer to Footnote 2, "Summary of Significant Accounting Policies," of the Notes to Financial Statements.


6.  INFORMATION CONCERNING FORWARD-LOOKING STATEMENTS

Some of the statements contained in Management's Discussion and Analysis, including those words such as "believes", "expects", "intends", "estimates", "assumes", "anticipates" and "seeks", are forward-looking statements. These forward-looking statements involve risk and uncertainties. Actual results may differ materially from those suggested by the forward-looking statements for various reasons. In particular, statements contained in Management's Discussion and Analysis regarding the Company's business strategies involve risks and uncertainties, and we can provide no assurance that we will be able to execute our strategies effectively or achieve our financial and other objectives.

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
                             DIRECTORS AND OFFICERS

The directors and major officers of Pruco Life of New Jersey, listed with their principal occupations during the past 5 years, are shown below.

                      DIRECTORS OF PRUCO LIFE OF NEW JERSEY

JAMES J. AVERY, JR., Chairman and Director - President, Prudential Individual Life Insurance since 1998; 1997 to 1998: Senior Vice President, Chief Actuary and CFO, Prudential Individual Insurance Group; 1995 to 1997: President, Prudential Select. Age 48.

IRA J. KLEINMAN, Director - Executive Vice President, Prudential International Insurance Group since 1997; 1995 to 1997: Chief Marketing and Product Development Officer, Prudential Individual Insurance Group. Age 53.

ESTHER H. MILNES, President and Director - Vice President and Chief Actuary, Prudential Individual Life Insurance since 1999; prior to 1999: Vice President and Actuary, Prudential Individual Insurance Group. Age 49.

DAVID R. ODENATH, JR., Director - President, Prudential Investments since 1999; prior to 1999: Senior Vice President and Director of Sales, Investment Consulting Group, PaineWebber. Age 43.

I. EDWARD PRICE, Vice Chairman and Director - Senior Vice President and Actuary, Prudential Individual Life Insurance since 1998; 1995 to 1998: Senior Vice President and Actuary, Prudential Individual Insurance Group. Age 57.

                         OFFICERS WHO ARE NOT DIRECTORS

C. EDWARD CHAPLIN, Treasurer - Vice President and Treasurer, Prudential since 1995. Age 43.

JAMES C. DROZANOWSKI, Senior Vice President - Vice President, Operations and Systems, Prudential Individual Financial Services since 1998; 1996 to 1998: Vice President and Operations Executive, Prudential Individual Insurance Group; 1995 to 1996: President, Credit Card Division, Chase Manhattan Bank. Age 57.

CLIFFORD E. KIRSCH, Chief Legal Officer and Secretary - Chief Counsel, Variable Products, Prudential Law Department since 1995. Age 40.

SHIRLEY H. SHAO, Senior Vice President and Chief Actuary - Vice President and Associate Actuary, Prudential since 1996; prior to 1996: Vice President and Assistant Actuary, Prudential Corporate Risk Management. Age 45.

DENNIS G. SULLIVAN, Vice President and Chief Accounting Officer - Vice President and Deputy Controller, Prudential since 1998; 1997 to 1998: Vice President and Controller, ContiFinancial Corporation; prior to 1997: Director, Salomon Brothers. Age 44.

The business address of all directors and officers of Pruco Life of New Jersey
(PLNJ) is 213 Washington Street, Newark, New Jersey 07102-2992. PLNJ directors and officers are elected annually.

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